UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06136
HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)
4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office — Zip code)
Denise Trujillo, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)
Copies to:
Michael Berenson, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(Name and addresses of agent for service)
Registrant’s telephone number, including area code: (703) 907-6029
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.

semi-annual report

JUNE 30,
2005

HOMESTEAD FUNDS
Created by NRECA

National Rural Electric Cooperative Association

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Small-Company Stock Fund	12
International Stock Index Fund	14
Nasdaq-100 Index Tracking StockSM Fund	16
EXPENSE EXAMPLE	18
REGULATORY MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	21
Short-Term Government Securities Fund	23
Short-Term Bond Fund	26
Stock Index Fund	33
Value Fund	34
Small-Company Stock Fund	35
International Stock Index Fund	36
Nasdaq-100 Index Tracking StockSM Fund	36
STATEMENTS OF ASSETS AND LIABILITIES	38
STATEMENTS OF OPERATIONS	40
STATEMENTS OF CHANGES IN NET ASSETS	42
FINANCIAL HIGHLIGHTS
Daily Income Fund	44
Short-Term Government Securities Fund	45
Short-Term Bond Fund	46
Stock Index Fund	47
Value Fund	48
Small-Company Stock Fund	49
International Stock Index Fund	50
Nasdaq-100 Index Tracking StockSM Fund	51
NOTES TO FINANCIAL STATEMENTS	52
DIRECTORS AND OFFICERS	55
APPENDIX A—STATE STREET EQUITY 500 INDEX PORTFOLIO	56
APPENDIX B—STATE STREET MSCI® EAFE® INDEX PORTFOLIO	69

PERFORMANCE EVALUATION
Daily Income Fund
Investment commentary for the period ended June 30, 2005, provided by portfolio manager Patricia Murphy. Comments prepared July 13, 2005.

ECONOMIC LANDSCAPE

In the first half of 2005, the Federal Reserve continued to do exactly what it told the markets it would do: raise the federal funds rate in a predictable series of small rate hikes in order to keep the economy from heating up too vigorously and sparking inflation. During the period covered by this report, the nation’s Central Bank announced four separate 25 basis point increases in its target for the federal funds rate, bringing this benchmark to 3.25%. At mid-year 2004, the federal funds rate was at a historic low of 1.00%.

The federal funds rate is the lending rate that Federal Reserve System member banks charge each other on overnight loans used to meet reserve requirements. It is also a pace setter for bonds and money market instruments. As this rate rises and falls, so do yields on other short-term debt securities.

FUND PERFORMANCE

The Daily Income Fund earned a total return of 0.97% for the first six months of 2005 and a 12-month return of 1.41%. The federal funds rate has climbed steadily over the past 12 months, and this has allowed the Fund to post better results.

The Fund’s current yield also trended higher reflecting the rise in interest rates. As of year-end 2004, the Fund had a seven-day effective yield of 1.46%; at the close of this reporting period the seven-day yield was 2.42%.

Shareholders may be wondering how these two calculations are different. Total return is the actual percent gain that any shareholder invested in the Fund for the entire reporting period earned on their investment, assuming all dividends were reinvested in the account. The seven-day yield is a snapshot of the Fund’s current interest level (the amount paid to the Fund in interest income) annualized. Given that interest rates and underlying Fund holdings change constantly, yield is not a predictor of what any one shareholder will earn or a measure of what any one shareholder did earn.

We continued to keep the portfolio’s average maturity very short. With interest rates on the rise, this strategy creates buying opportunities. As securities mature, the proceeds can be reinvested in higher yielding instruments. The weighted average maturity for the portfolio was 18 days as of June 30, 2005, compared to 28 days as of December 31, 2004.

OUTLOOK

The Federal Reserve’s rate tightening program began in the second half of 2004 and has continued through the first six months of 2005. The Fed has now made nine consecutive 25 basis point moves, and at some point it becomes more likely that the committee will decide to pause.

Exactly when the Fed will stop raising rates cannot be known. In its attempts to regulate the money supply, the Fed is generally looking to encourage economic growth (which can be supported by a policy of low rates) without contributing to a surge in prices (which can be held in check by a policy of higher rates). Thus, you can expect the Fed to be keeping a close watch on inflationary pressures—including rising oil prices—in determining whether it needs to apply an additional brake to the nation’s economy.

By keeping a relatively short weighted average maturity, the Daily Income Fund is well positioned to see its returns reflect any continued rise in the federal funds rate.

   Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/05
Daily Income Fund	1.41%	2.00%	3.45%

YIELD
Annualized 7-day effective yield quoted 6/30/05			2.42%

SECURITY DIVERSIFICATION		on 12/31/2004	on 6/30/2005
(% of total investments)
Commercial paper		75.3%	79.0%
U.S. Government obligations		18.3%	20.7%
Corporate bonds		2.6%	0.3%
Cash equivalents		3.8%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/2004	on 6/30/2005
Average Weighted Maturity		28 days	18 days

Performance Evaluation

PERFORMANCE EVALUATION
Short-Term Government Securities and Short-Term Bond Funds
Investment commentary for the period ended June 30, 2005, provided by portfolio manager Doug Kern. Comments prepared July 13, 2005.

ECONOMY AND INTEREST RATES

The economy continued to expand at a reasonable pace in the second half of 2005 in spite of surging energy prices and the Federal Reserve’s continuation of a tighter, although still accommodative, monetary policy. Other positive forces—including reasonably steady employment and income growth, strong housing markets and declines in long-term interest rates—more than offset any negative impact from higher energy costs and rising short-term interest rates.

Perhaps the biggest surprise of 2005 is that the dramatic rise in crude oil of another 30% to almost $60 per barrel has had very little negative impact on overall consumer spending, except for a prolonged softening in the mix of auto sales away from SUV-type products. Part of the answer lies in the fact that on an inflation-adjusted basis crude oil would need to climb well above $80 per barrel to reach a new peak in prices. Conditions that were of greater significance in determining consumer behavior were job creation and income growth, and on these fronts there was good news. In the first half of 2005, the unemployment rate declined from 5.4% to 5.0% and the nation added nearly 1.1 million new jobs. Also, the surge in energy costs has not triggered drastically higher prices at the consumer level. The most common measure of inflation, the consumer price index, rose 2.8% through May year-over-year as compared to 3.3% for calendar year 2004. Another favorable trend supporting U.S. economic growth and improved labor market conditions is the fact that Corporate America has been a major beneficiary of robust world trade, particularly with emerging economic powers like China and India.

The Federal Reserve’s policymaking unit, the Federal Open Market Committee (FOMC), raised its target for the federal funds rate by 25 basis points at each of its four scheduled meetings in the first half of 2005. These adjustments brought this rate from 2.25% to 3.25%. In a statement accompanying its June action, the FOMC said that even with this rate increase, monetary policy remains accommodative and, given the FOMC’s view that long-term inflation looks to be under control, “policy accommodation can be removed at a pace that is likely to be measured.” That effectively signaled the Fed’s intention to stick with its program of pushing short rates higher in 25 basis point increases for some additional period of time.

As expected, the Fed’s ongoing campaign to raise short-term interest rates led to a further rise in short-term bond yields. However, the Fed’s reach did not extend to the longer end of the yield curve. Typically one would expect upward pressure on yields at the front end of the yield curve to support at least some increase in yields on longer term securities. During the first half of this year, yields on high-grade short-term bonds with maturities of five years or less rose, but the greatest impact was felt by securities in the two-year part of the curve, not the five-year range. Whereas the two-year Treasury note rose 57 basis points, the five-year note rose only 9 basis points. Yields on bonds with maturities greater than five years actually declined. The yield on the 10-year Treasury note fell 30 basis points. While the reaction at the longer end of the yield curve could possibly reflect investors’ expectation for economic hard times ahead (which lessens the threat of inflation and thus works to keep a lid on yields), more likely explanations include heavy demand for longer-term issues from hedge funds, foreign Central Banks and pension plans, and possibly the market’s hope that the Fed’s program of measured rate increases may have almost run its course.

FUND PERFORMANCE

The Short-Term Government Securities Fund returned 1.32% for the six-month period compared to its benchmark index’s 0.97% gain. The Short-Term Bond Fund advanced 1.26% in the first half, ahead of its benchmark’s return of 1.02%.

Looking at bond market returns by sector, the top performers were mortgages and asset-backed securities. Mortgages benefited from the decline in long-term rates, which fueled prepayments. Asset-backed instruments benefited from a better economy and perceived improved collateral protection. Relative to U.S. Treasuries, high-grade corporates and federal agency issues had

   Performance Evaluation

modestly better performance while returns for lower-rated investment-grade issues, particularly auto-related debt instruments, lagged. Foreign issues (Yankee bonds) and quasi-government issues (e.g., International Bank for Reconstruction and Development, also known as The World Bank) also posted returns that exceeded U.S. Treasuries.

Much like last year, the primary strategic factors that benefited both Funds were their exposures to mortgages and asset-backed instruments, neither category of which is included in the Funds’ respective benchmark indices. Also, we continued to keep both Funds defensively positioned to protect against a further rise in interest rates. Returns would have been somewhat more positive if we had had more exposure to securities of a slightly longer duration.

The Short-Term Government Securities Fund benefited in particular from its having a very heavy position in U.S. Treasury bills at the start of the year. Bills are Treasury instruments issued with very short maturities of six months or less. This strategy helped protect the Fund’s net asset value and kept the portfolio liquid, so that we had ready cash and could invest in higher yielding investment opportunities as they presented themselves.

The Short-Term Bond Fund benefited from a relative lack of exposure to the auto sector. Also positive for performance was the fact that we expanded our position in high-grade corporates—primarily using Yankee bonds, many of which have step-up rate features. The step-up feature is a pre-programmed series of rate increases, which gives these securities a yield advantage over fixed-rate debt securities.

OUTLOOK

As we discussed with you in our annual report for the year-ended 2004, the Federal Reserve is now removing some of the monetary stimulus no longer needed to support the economy and will likely continue to raise rates in order to bring the federal funds rate to a “neutral” level. The market currently estimates this to be in the area of 4%. This appears to be an appropriate target, given the lack of reported inflationary pressures at the consumer level, renewed strength in the U.S. dollar, somewhat slower world economic growth and continued strong U.S. housing market. A federal funds rate of 4% would equal a modest positive real (inflation-adjusted) rate and should still allow the economy to continue to grow in a relatively non-inflationary manner. A significantly higher federal funds rate of 5% or 6% seems an unlikely target for the Fed now, given the economy might need a buffer from potential headwinds brought on by crude oil prices reaching $60 per barrel and because the Fed does not want to choke off the housing market—one of the economy’s main engines.

This forecast would call for modest upward rate pressure on the front part of the Treasury yield curve to continue into the second half of the year and until the market has additional reassurance that the Fed is indeed closer to ending its series of rate hikes. While an end to the Fed’s tightening moves should take the pressure off short maturities, longer dated instruments—particularly those beyond five years—remain extremely vulnerable, given their recent outperformance.

A major rally in the short-term bond arena is not anticipated. However, the rise in rates that has occurred over the past 12 months has brought this part of the yield curve back to a more reasonable value from the absurdly low yields of two years ago. It may well be that the majority of the rate increase is now behind us. As always, we continue to look for opportunities to enhance the Funds’ returns without unduly increasing the overall risk level.

Performance Evaluation

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/05
Short-Term Government Securities Fund	2.14%	3.76%	4.35%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	2.47%	5.11%	5.46%

YIELD
Annualized 30-day SEC yield quoted 06/30/05			2.48%

SECURITY DIVERSIFICATION		on 12/31/2004	on 6/30/2005
(% of total investments)
U.S. Treasuries		68.0%	67.9%
Government-guaranteed agencies		11.0%	14.7%
Mortgage-backed securities		8.6%	8.8%
Asset-backed securities		7.5%	6.8%
Cash equivalents		4.9%	1.8%

Total		100.0%	100.0%

MATURITY		on 12/31/2004	on 6/30/2005
Average Weighted Maturity		2.99 years	3.00 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on June 30, 1995. Past performance is not predictive of future performance. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

   Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/05
Short-Term Bond Fund	2.89%	4.39%	5.00%
Merrill Lynch 1-4.99 Year Corp./Gov. Index	2.89%	5.71%	5.77%

YIELD
Annualized 30-day SEC yield quoted 06/30/05			3.32%

SECURITY DIVERSIFICATION		on 12/31/2004	on 6/30/2005
(% of total investments)
Corporate bonds		37.8%	38.8%
U.S. Government obligations		24.6%	23.3%
Mortgage-backed securities		17.0%	17.4%
Asset-backed securities		15.7%	13.7%
Commercial paper		2.4%	5.1%
Municipal bonds		1.7%	1.7%
Cash equivalents		0.8%	less than 0.1%

Total		100.0%	100.0%

MATURITY		on 12/31/2004	on 6/30/2005
Average Weighted Maturity		2.94 years	2.92 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index made on June 30, 1995. Past performance is not predictive of future performance. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Stock Index Fund
Investment commentary for the period ended June 30, 2005, provided by SSgA, manager of the State Street Equity 500 Index Portfolio. Comments prepared July 20, 2005.

INDEX PERFORMANCE

The Standard & Poor’s 500 Stock Index® fell 0.81% in the six-month period ending June 30, 2005, and your Fund followed suit with a loss of 1.11%. Investors looking for a solid start to the year apparently exhausted much of their buying power in 2004’s year-end flourish, leaving few remaining bidders to cushion share prices when oil prices began climbing.

In addition to new record prices for crude oil futures, other factors weighing on the market were a sharply reduced profits outlook from auto giant General Motors, and a fresh sense of inflation concern from the U.S. Federal Open Market Committee.

Middle-capitalization issues had an especially solid first half. Indeed, the S&P MidCap 400 benchmark gained 2.32% in June, notching a record-high close on the 17th of the month. With a 4.26% return for the second quarter, the S&P MidCap 400 has returned 3.85% since the start of 2005. The 2005 challenge for the largest capitalization stocks is highlighted by the weak performance of the Dow Jones Industrial Average. The Dow slipped 1.69% in June, 1.62% for the entire second quarter, and it has lost 3.65% since the start of the year. Like the mid-caps, smaller stocks also performed well in June, and the Russell 2000 tacked on 3.86% to finish the second quarter with a gain of 4.32%. It nevertheless retains a 1.25% year-to-date loss.

In large capitalization stocks, value outperformed for the quarter by almost 2.50%. The S&P 500/ Barra Value Index gained 2.58% while the growth index gained only 0.14%. For the year-to-date, the value index is slightly on the positive side with a return of 0.09% and the growth index remains in the red with a -1.73% return.

RESULTS BY SECTOR

Across sectors, energy and utilities have had starring roles. Energy companies are enjoying ample pricing power, and the 19.91% year-to-date return for the sector makes it the strongest in the S&P. The income attraction of utility stocks helped the group gain 9.29% in the second quarter, tops among all sectors for the past three months. Utility shares have returned 15.18% since the start of the year, leaving this category second only to energy stocks thus far in 2005. As did utilities, the telecommunication and financials sectors also benefited in the second quarter from friendly bond markets. Financials added 4.32% and telecommunications gained 3.56%. Since the start of 2005, though, financials and telecommunications shares have lost 2.33% and 4.51%, respectively, underperforming the S&P 500.

On the losing side of the ledger is technology, consumer discretionary and materials. Technology is off 5.72% so far in 2005, hurt by declines in Microsoft and IBM, while consumer discretionary has declined 6.56% since the beginning of the year, pressured by downturns in Time Warner as well as in the major auto stocks. Materials stocks were the outright weakest group for the full second quarter, tumbling 9.27%, and their 7.48% year-to-date decline also makes them the worst performer since the start of 2005. Many companies in the materials group continue to suffer from higher energy costs and a more challenging pricing environment; aluminum giant Alcoa and steelmaker Nucor both slipped in June.

Industrial stocks year-to-date loss of 4.83% leaves them fourth-worst since the beginning of the year. General Electric was a notable loser among industrials, stumbling on a profits forecast that was merely in line with expectations. A number of transport concerns were also lower, due to an inability to pass through higher energy expenses to customers.

   Performance Evaluation

Stock Index Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/99)

periods ended 06/30/05
Stock Index Fund	5.62%	-3.08%	-1.27%
Standard & Poor’s 500 Stock Index	6.32%	-2.37%	-0.83%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/05*		at 06/30/05*

Financials	19.4%	Energy	8.1%
Information technology	14.6%	Utilities	3.7%
Healthcare	12.6%	Telecommunications	3.0%
Industrials	10.9%	Materials	2.8%
Consumer discretionary	10.8%	Other	4.5%
Consumer staples	9.6%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/05*		at 06/30/05*

General Electric Co.	3.2%	Johnson & Johnson	1.7%
ExxonMobil Corp.	3.2%	Bank of America Corp.	1.6%
Microsoft Corp.	2.2%	Wal-Mart Stores, Inc.	1.4%
Citigroup, Inc.	2.1%	Intel Corp.	1.4%
Pfizer, Inc.	1.8%	American International Group, Inc.	1.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s Stock Index made at the Fund’s inception on October 28, 1999. Past performance is not predictive of future performance. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the State Street Equity 500 Index Portfolio, the master portfolio in which the Homestead Stock Index Fund invests all of its assets. Please refer to Appendix A for the complete annual report of the State Street Equity 500 Index Portfolio.

Performance Evaluation

PERFORMANCE EVALUATION
Value Fund
Investment commentary for the period ended June 30, 2005, provided by portfolio manager Stuart Teach. Comments prepared July 13, 2005.

MARKET CONDITIONS

Most major stock market indexes finished the first six months of 2005 little changed to slightly down. The unmanaged Standard & Poor’s 500 Stock Index®, perhaps the most widely used measure of domestic equity performance, declined 0.81%.

The S&P 500 advanced 28.68% in 2003 and 10.88% in 2004, and it was not expected that stocks could continue to run at such a torrid pace. The market’s lackluster results for this six-month period were also consistent with the current backdrop of rising interest rates and a maturing economic expansion. Rising energy prices and a less certain outlook for corporate profits were other factors working to rein in investor enthusiasm.

FUND PERFORMANCE

Your Fund outperformed the S&P 500 with a six-month gain of 3.44%. Better results were due in part to the portfolio’s having a higher concentration of energy-related companies than the benchmark Index. Returns for the energy sector were above those for the stock market overall. Additionally, our selections within this category did better than the energy names in the Index.

Stock selection within the consumer discretionary and information technology sectors was also positive for performance. Two stocks that led their respective sectors were Wendy’s International, up 21% in the first half of 2005, and Hewlett-Packard, up 12% for the same time period. Hewlett-Packard’s results ran counter to the IT sector’s generally poor showing in the first half of the year.

We took steps to boost our exposure to the financial services sector, in keeping with our long-term view of the relative attractiveness of this industry. We established an initial position in Washington Mutual, Inc., a financial services company specializing in the consumer and small-business segments of the market. Washington Mutual has an attractive market position with middle-income consumers, and we believe the company can further strengthen that position over the next several years. We also increased our commitment to Genworth Financial, a diversified insurance company recently spun out of General Electric. As we see it, Genworth is in a position to grow earnings faster than its competitors, which should lead to higher share prices.

We also continued to add to our positions in GlaxoSmithKline PLC and Schering-Plough Corporation. These and other drug company stocks have been under pressure recently as a result of generic competition, pricing pressures and heightened concern for side effects. However, present valuations appear to more than discount these negative factors. Pharmaceutical company managements are now making changes to their operations and, with prospective new compounds in their pipelines, more positive developments are increasingly likely. These factors support an outlook for improved profit potential.

We eliminated our position in Office Depot. The company had made significant progress in revamping its operations and, with the economic expansion well underway, we felt the price fairly reflected its future prospects. The dramatic increase in energy stock prices also gave us a good opportunity to trim back our exposure to a number of energy and utilities positions, including ConocoPhillips, El Paso, Marathon Oil and Questar.

OUTLOOK

We continue to view conditions for equities as generally favorable. Interest rates have increased, but they look more and more to be approaching a peak for this cycle and, by historic measures, are still low. The Federal Reserve has been taking steps to tighten monetary policy but still considers its approach to be accommodative and sufficient to balance the objectives of economic growth and price stability.

   Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 06/30/05
Value Fund	12.09%	10.13%	10.59%
Standard & Poor’s 500 Stock Index	6.32%	-2.37%	9.94%

	% of Total		% of Total
INDUSTRY	Investment		Investment
DIVERSIFICATION	at 06/30/05		at 06/30/05

Financials	22.8%	Utilities	4.7%
Industrials	21.5%	Consumer staples	4.6%
Energy	14.7%	Materials	4.3%
Healthcare	12.2%	Information technology	2.3%
Consumer discretionary	6.0%	Other	6.9%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/05		at 06/30/05

Wendy’s International, Inc.	5.0%	Marathon Oil Corp.	3.3%
ConocoPhillips	4.1%	ChevronTexaco Corp.	3.1%
Genuine Parts Co.	3.9%	Parker Hannifin Corp.	3.1%
Bank of America Corp.	3.5%	Bristol Myers Squibb Co.	2.9%
JP Morgan Chase & Co.	3.4%	Abbott Laboratories	2.8%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on June 30, 1995. Past performance is not predictive of future performance. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Small-Company Stock Fund
Investment commentary for the period ended June 30, 2005, provided by portfolio manager Stuart Teach. Comments prepared July 13, 2005.

MARKET CONDITIONS

Most broad stock market indices including the Dow Jones Industrials Average, Wilshire 5000, Nasdaq Composite and Standard & Poor’s 500 Stock Index decreased in the first half of 2005. The Russell 2000, your Fund’s benchmark and a gauge of the stock performance of smaller companies, also moved lower in the six-month period as a strong second quarter was not enough to offset a poor showing in the first quarter.

One reason investors move to small-company stocks is because these stocks tend to do better than large-company issues in the early stages of an economic recovery. The current economic expansion is well underway, and perhaps the less gung-ho results for small-cap issues in general so far this year is an indication that this cyclical trend is maturing.

FUND PERFORMANCE

Your Fund increased 2.29% in the first six months of 2005, and its benchmark index the Russell 2000 decreased 1.25%. The Fund’s results varied from the Index’s for two main reasons. First, for the Index’s second and third largest sector weightings—industrials and information technology—returns for the Fund’s holdings in these categories were above the Index’s. Also, the Fund was more heavily invested in energy companies than the Index, and this was one of the stock market’s leading sectors in the first half of the year. The Fund’s energy-sector investments held close to the significant appreciation in the Index’s energy sector.

We took steps in the first half of the year to add to our positions in La-Z-Boy and Hancock Fabrics. In both cases, the businesses have been under pressure recently due to changes in their markets. The companies now have new leadership and are pursuing strategies that should help them recover their competitive stature and improve financial returns in the near future.

We also took an initial position in Westlake Chemical Corporation. This is a well-diversified manufacturer of chemical products for a variety of markets. It is conservatively capitalized with the capability of boosting its growth prospects through acquisition of other small-company chemicals manufacturers.

In May, it was announced that United Parcel Service had made an offer to purchase Overnite Corporation at a substantial premium to its then market price. We continue to hold Overnite shares and expect the deal to close in the third quarter.

We eliminated our position in American National Bankshares. In our view, the bank’s prospects for growth had diminished, and we grew concerned that management would seek out an acquisition outside of its traditional market. We reduced our position in Questar, a company with a natural gas pipeline and involved in oil and gas exploration. Energy stocks have done very well in the last year and we moved to lock in some profits.

OUTLOOK

We continue to view stock market conditions as generally favorable. Small-cap stocks, however, have enjoyed a protracted period of better performance than large-company stocks and this cycle of relative outperformance could be nearing an end. Different investment styles (e.g., small-cap vs. large-cap, value vs. growth) typically trade periods of market leadership. We are not suggesting that investors chase the latest trend. As traditional value managers, it is our job to identify and capitalize on investment opportunities presented by today’s stock market—regardless of the style that is in fashion and regardless of the economic climate—and investors need to be patient in allowing sufficient time for our strategies to play out.

In any environment, our approach to value investing is consistent: Stock market volatility, news events, industry changes, company announcements and many other factors can temporarily depress stock prices and create an opportunity for us to establish an initial position or add to our holdings at attractive valuations. Those same factors can also present selling opportunities. When prices for the stocks we own reach our valuation targets, we look to take gains and redeploy the proceeds in more attractively valued selections.

   Performance Evaluation

Small-Company Stock Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(03/98)

periods ended 06/30/05
Small-Company Stock Fund	13.07%	14.69%	7.75%
Russell 2000 Index	9.45%	5.71%	5.88%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/05		at 06/30/05

Industrials	26.0%	Utilities	4.4%
Consumer discretionary	18.0%	Consumer staples	3.9%
Financials	12.9%	Materials	3.5%
Information technology	12.0%	Healthcare	2.2%
Energy	7.8%	Other	9.3%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/05		at 06/30/05

Questar Corp.	4.4%	La-Z-Boy Inc.	3.6%
Flowserve Corp.	4.2%	Asset Acceptance Capital Corp.	3.5%
Helmerich & Payne, Inc.	4.2%	O’Charley’s Inc.	3.5%
Claire’s Stores, Inc.	3.8%	Vishay Intertechnology, Inc.	3.4%
Cimarex Energy Co.	3.6%	Western Digital Corp.	3.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made at the Fund’s inception on March 4, 1998. Past performance is not predictive of future performance. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
International Stock Index Fund
Investment commentary for the period ended June 30, 2005, provided by SSgA, manager of the State Street MSCI® EAFE® Index Portfolio. Comments prepared July 20, 2005.

INDEX PERFORMANCE

After finishing 2004 with a flourish, global equity markets hesitated out of the gate in 2005, as year-end giddiness gave way to the sobering effects of a renewed climb in energy prices. But before the end of January, friendly bond markets and still-healthy earnings prospects helped sentiment to recover, spurring a global equity rally into early March. The gains did not last, however, as rising inflation worries and a US dollar rally led markets to end the first quarter on a sour note.

Global equity markets also endured a choppy second quarter, as sluggish economic data weighed on sentiment early in the period, and a fresh ascent in energy prices contained rally efforts as the first half of 2005 drew to a close.

For the six months ended June 30, 2005, the MSCI Europe Australasia and Far East (EAFE) Index slipped 1.17%, lagging the 0.81% loss of the S&P 500 by only 36 basis points. Generous local-market gains for many EAFE constituents offset sharp currency declines and limited its underperformance. Your Fund declined 1.90% in this same six-month period.

RESULTS BY REGION

Held back by underperformance in Japan, MSCI Pacific declined 3.03% in the first half of 2005. In Japan, the cyclical threat from rising U.S. short-term rates, as well as tensions with China, prompted a harrowing fall for shares in mid-April, and they spent the rest of the second quarter trying to get back to even.

Performing well in the first and second quarters were equities in Norway, Finland and Austria. MSCI Norway returned 12.57% in the most recent three months, boosted by strong returns for energy-related stocks. MSCI Finland returned 6.20% for the second quarter and 6.77% year-to-date, helped by a 15% rise in the shares of cell-phone maker Nokia. MSCI Austria returned 7.64%, getting a big benefit from energy producer OMV, whose shares surged more than 45% during the second quarter.

The weakest markets in EAFE during the first half of 2005 were MSCI Portugal (down 11.65%) and MSCI Ireland (down 8.54%). MSCI Ireland declined in large part due to the woes of Irish drug maker Elan. Elan in partnership with U.S. biotechnology firm Biogen Idec had developed a promising multiple sclerosis treatment. However, a possible association with a fatal nervous-system disorder would lead to a withdrawal from the market of this drug.

Major European markets tended to achieve performance relatively close to that of the EAFE benchmark. In Germany, stocks fell 4.09%. For France and the Netherlands, returns were modest at 0.44% and 2.38%, respectively. And in the UK the equity market was up 0.09%.

RESULTS BY SECTOR

After all EAFE sectors enjoyed strong rallies to close 2004, performance became mixed in 2005. The top gainers were energy, which soared 12.51% on surging prices for oil and natural gas. Sustained high energy prices promise ample profits for these companies over the intermediate term. Materials and industrials, which rallied in the first quarter gave back their gains and ended year-to-date virtually flat. Chemicals and basic minerals have enjoyed solid pricing power and industrials have benefited from rallies in companies like Japanese heavy-equipment maker Komatsu, a supplier to the mining industry. The utilities and healthcare sectors each had a modest gain year-to-date and were the second and third best performing sectors, respectively.

The biggest loser was telecommunications services down 9.35% year-to-date. Information technology tumbled 6.02% in the first quarter but made up about half that loss. Investors seemed to remember that both these groups, having posted strong gains in the fourth quarter of 2004, continue to struggle with competitive pressures as a legacy of the investment boom that characterized the turn of the millennium a few short years ago.

   Performance Evaluation

International Stock Index Fund

		Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	(01/01)

periods ended 06/30/05
International Stock Index Fund	12.21%	0.08%
MSCI EAFE Index	13.65%	2.44%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	at 06/30/05*		at 06/30/05*

United Kingdom	20.8%	Finland	1.3%
Japan	18.0%	Belgium	1.2%
France	7.9%	Ireland	0.7%
Switzerland	5.8%	Singapore	0.7%
Germany	5.7%	Denmark	0.7%
Australia	4.3%	Norway	0.6%
Netherlands	4.2%	Greece	0.5%
Spain	3.4%	Austria	0.4%
Italy	3.0%	Portugal	0.3%
Sweden	2.1%	New Zealand	0.2%
Hong Kong	1.3%	Other	16.9%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/05*		at 06/30/05*

BP PLC	2.1%	Total SA	1.2%
HSBC Holdings PLC	1.7%	Novartis AG	1.1%
Vodafone Group PLC	1.5%	Nestle SA	1.0%
GlaxoSmithKline PLC	1.3%	Toyota Motor Corp.	1.0%
Royal Dutch Petroleum Co.	1.3%	Royal Bank of Scotland Group PLC	0.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI EAFE Index made at the Fund’s inception on January 22, 2001. Past performance is not predictive of future performance. The International Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the State Street MSCI EAFE Index Portfolio, the master portfolio in which the Homestead International Stock Index Fund invests all of its assets. Please refer to Appendix B for the complete annual report of the State Street MSCI EAFE Index Portfolio.

Performance Evaluation

PERFORMANCE EVALUATION
Nasdaq-100 Index Tracking StockSM Fund
Investment commentary for the period ended June 30, 2005, provided by portfolio manager Stuart Teach. Comments prepared July 25, 2005.

MARKET CONDITIONS

The U.S. economy continued to grow in the first half of the year, despite a continued rise in short-term interest rates and sharply higher oil prices. For many companies, rising rates and a less vibrant economy softens the outlook for corporate profits, and this also worked to reduce investor demand for equities.

Most measures of the broad stock market declined for the six-month period ended June 30, 2005. The large-company dominated Standard & Poor’s 500 Stock Index® fell 0.81%. The Dow Jones Industrials Average, which includes 30 blue-chip giants, declined 3.65%. The Nasdaq Composite Index dropped 5.12%.

INDEX PERFORMANCE

Your Fund declined 8.37% in the first six months of 2005, a bit behind its benchmark, the Nasdaq-100 Index, which slipped 7.69%. The Nasdaq-100 includes 100 of the largest domestic and international non-financial companies traded on the Nasdaq Stock Market.

As described in the prospectus, your Fund meets its objective of replicating the performance of the Nasdaq-100 primarily by investing in an exchange-traded fund (the Nasdaq-100 Index Tracking StockSM or QQQQ), which is designed to mirror the Index. This is a cost-effective way for a relatively small Fund to maintain a portfolio that will move in-line with the full Nasdaq-100 Index. It would be practically impossible for the Fund to buy each of the securities in the Index and actively trade them to maintain as close a correlation as we have been able to maintain through investment in the QQQQ.

While you can expect this Fund will perform in line with the Nasdaq-100 Index, the Fund’s returns will not match the Index’s exactly. The difference between the Fund’s return and the Index’s is referred to as tracking error. There are a number of contributors to tracking error, principally costs (mutual funds incur expenses, whereas the Index does not) and cash flow (mutual funds need to be able to accommodate shareholder purchases and redemptions, whereas the Index remains fully invested at all times).

Energy and utilities stocks generally did well in the first half of the year, as higher energy costs improve company bottom lines. Among the worst performers were stocks in the basic materials, consumer discretionary and technology sectors. These trends worked against your Fund, since Index holdings continue to be concentrated in the IT sector, with more than half of total investment allocated to the top two industry categories of IT hardware and computer services/software.

No changes were made to the Index’s company constituents during the first half of the year.

   Performance Evaluation

Nasdaq-100 Index Tracking StockSM Fund

		Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	(01/01)

periods ended 06/30/2005
Nasdaq-100 Index Tracking StockSM Fund	-3.02%	-14.52%
Nasdaq-100 Index	-1.15%	-11.89%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	at 06/30/05*		at 06/30/05*

Information technology hardware	34.1%	Telecommunications	5.0%
Computer software/services	20.4%	Manufacturing	2.6%
Retail/wholesale trade	12.1%	Health	2.6%
Other services	11.5%	Consumer goods	1.0%
Pharmaceuticals & biotechnology	9.9%	Transportation	0.8%

Total			100.0%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	at 06/30/05*		at 06/30/05*

Microsoft Corp.	7.4%	Apple Computer, Inc.	3.4%
QUALCOMM, Inc.	5.2%	Dell, Inc.	2.8%
Intel Corp.	4.5%	Amgen, Inc.	2.8%
Nextel Communications, Inc.	3.7%	eBay Inc.	2.7%
Cisco Systems, Inc.	3.5%	Comcast Corp.	2.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Nasdaq-100 Index made at the Fund’s inception on January 22, 2001. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking StockSM Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the Nasdaq-100 Index Tracking StockSM, the exchange-traded fund in which the Homestead Nasdaq-100 Index Tracking StockSM Fund invests substantially all of its assets.

Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2005 and held through June 30, 2005.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

   Expense Example

	Beginning Amount	Ending Account
	Value	Value	Expenses Paid	Annualized
	1/1/2005	6/30/2005	During the Period[a]	Expense Ratio

DAILY INCOME FUND
Actual Return	$1,000.00	$1,005.95	$3.78	0.76%
Hypothetical (5% return before expense)	1,000.00	1,047.13	3.84	0.76%
SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	1,009.53	3.72	0.75%
Hypothetical (5% return before expense)	1,000.00	1,047.19	3.78	0.75%
SHORT-TERM BOND FUND
Actual Return	$1,000.00	1,008.67	3.97	0.80%
Hypothetical (5% return before expense)	1,000.00	1,046.94	4.03	0.80%
STOCK INDEX FUND[b]
Actual Return	$1,000.00	985.82	3.15	0.64%
Hypothetical (5% return before expense)	1,000.00	1,047.76	3.23	0.64%
VALUE FUND
Actual Return	$1,000.00	1,030.78	4.06	0.81%
Hypothetical (5% return before expense)	1,000.00	1,046.88	4.08	0.81%
SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	1,016.58	6.47	1.30%
Hypothetical (5% return before expense)	1,000.00	1,044.37	6.55	1.30%
INTERNATIONAL STOCK INDEX FUND[b]
Actual Return	$1,000.00	974.26	6.95	1.42%
Hypothetical (5% return before expense)	1,000.00	1,043.75	7.15	1.42%
NASDAQ-100 INDEX TRACKING STOCK SM FUND
Actual Return	$1,000.00	912.68	6.71	1.41%
Hypothetical (5% return before expense)	1,000.00	1,043.81	7.10	1.41%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent twelve-month period.

b.	The Stock Index Fund and the International Stock Index Fund are feeder funds. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example

Regulatory Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Officer at 1-800-258-3030 prompt 3. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly portfolio holdings can also be accessed on the Funds’ website at www.homesteadfunds.com. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports.

   Regulatory Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
June 30, 2005 (Unaudited)

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value

(0.3% of portfolio)
Associates Corp. of North America	6.00%	07/15/05	$225,000	$225,229
CIT Group Inc.	2.00	07/15/05	27,000	26,981
Merrill Lynch & Co., Inc.	6.00	07/15/05	75,000	75,078

Total Corporate Notes (Cost $327,288)				327,288

COMMERCIAL PAPER

(79.0% of portfolio)
American Express Credit Corp.	3.15	07/08/05	986,000	985,396
American Express Credit Corp.	3.21	07/11/05	615,000	614,452
American General Finance Corp.	3.29	07/01/05	244,000	244,000
American General Finance Corp.	3.09	07/18/05	1,450,000	1,447,884
American General Finance Corp.	3.11	07/20/05	1,690,000	1,687,226
American General Finance Corp.	3.23	08/01/05	1,600,000	1,595,550
BellSouth Corp.	3.00	07/05/05	500,000	499,833
BellSouth Corp.	3.02	07/05/05	3,800,000	3,798,725
BellSouth Corp.	3.12	07/14/05	450,000	449,493
CIT Group Inc.	3.07	07/12/05	2,060,000	2,058,068
Chevron Texaco Funding Corp.	3.05	07/13/05	3,310,000	3,306,635
Chevron Texaco Funding Corp.	3.15	07/28/05	1,450,000	1,446,574
Citigroup	3.04	07/01/05	1,000,000	1,000,000
Citigroup	3.02	07/08/05	1,200,000	1,199,295
Coca-Cola Co.	3.08	07/22/05	1,489,000	1,486,325
Coca-Cola Co.	3.07	07/25/05	2,000,000	1,995,907
Coca-Cola Co.	3.21	08/08/05	1,300,000	1,295,595
EI Dupont De Nemours & Co.	3.08	07/29/05	1,000,000	997,604
EI Dupont De Nemours & Co.	3.22	08/09/05	494,000	492,277
General Electric Capital Corp.	3.04	07/06/05	1,303,000	1,302,450
General Electric Capital Corp.	3.05	07/11/05	920,000	919,220
General Electric Capital Corp.	3.05	07/11/05	1,020,000	1,019,136
General Electric Capital Corp.	3.23	07/26/05	1,550,000	1,546,523
HSBC Finance Corp.	3.30	07/01/05	5,014,000	5,014,000
IBM Corp.	3.02	07/14/05	1,535,000	1,533,326
IBM Corp.	3.02	07/21/05	1,430,000	1,427,601
Merril Lynch & Co., Inc.	3.23	07/14/05	2,134,000	2,131,511
Merril Lynch & Co., Inc.	3.23	07/29/05	2,690,000	2,683,242
Morgan Stanley	3.12	07/01/05	1,853,000	1,853,000
Morgan Stanley	3.36	08/22/05	2,970,000	2,955,586
Pepsico Inc.	3.02	07/07/05	2,840,000	2,838,570
Pepsico Inc.	3.09	07/27/05	1,000,000	997,768
Pepsico Inc.	3.07	07/29/05	960,000	957,708
Pfizer Inc.	3.09	07/12/05	1,870,000	1,868,234
Proctor & Gamble Co.	3.02	07/06/05	1,580,000	1,579,337
Proctor & Gamble Co.	3.16	07/20/05	1,820,000	1,816,965
Proctor & Gamble Co.	3.22	07/29/05	1,430,000	1,426,419
Prudential Funding Corp.	3.04	07/13/05	755,000	754,235
Prudential Funding Corp.	3.04	07/18/05	820,000	818,823
Prudential Funding Corp.	3.04	07/20/05	1,850,000	1,847,032
Prudential Funding Corp.	3.05	07/21/05	1,240,000	1,237,899
Southern Company	3.02	07/06/05	1,875,000	1,874,213
Southern Company	3.08	07/06/05	500,000	499,786
Southern Company	3.05	07/12/05	1,560,000	1,558,546
Southern Company	3.12	07/14/05	850,000	849,042
Wal-Mart Stores, Inc.	3.05	07/12/05	425,000	424,604
Wal-Mart Stores, Inc.	3.10	07/19/05	450,000	449,303
Wal-Mart Stores, Inc.	3.23	07/26/05	2,000,000	1,995,514

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
June 30, 2005 (Unaudited)

	Interest Rate	Maturity Date	Face Amount	Value

(Commercial Paper – continued)
Wal-Mart Stores, Inc.	3.24%	08/05/05	$1,440,000	$1,435,464
Wal-Mart Stores, Inc.	3.18	08/08/05	500,000	498,322
XTRA Corp.	3.12	07/05/05	3,610,000	3,608,749
XTRA Corp.	3.18	07/11/05	1,200,000	1,198,940

Total Commercial Paper (Cost $79,521,907)				79,521,907

U.S. GOVERNMENT AGENCY OBLIGATIONS
(20.7% of portfolio)
Federal Farm Credit Bank	3.04	07/07/05	806,000	805,592
Federal Farm Credit Bank	3.00	07/18/05	1,735,000	1,732,542
Federal Farm Credit Bank	3.06	07/18/05	1,340,000	1,338,064
Federal Farm Credit Bank	3.09	07/18/05	850,000	848,760
Federal Farm Credit Bank	5.77	07/20/05	25,000	25,032
Federal Home Loan Bank	2.99	07/15/05	960,000	958,884
Federal Home Loan Bank	3.12	07/15/05	1,000,000	998,790
Federal Home Loan Bank	3.14	07/27/05	860,000	858,050
Federal Home Loan Bank	3.08	08/03/05	630,000	628,221
Federal Home Loan Bank	3.13	08/12/05	869,000	865,827
Federal Home Loan Bank	6.88	08/15/05	400,000	401,764
Federal Home Loan Mortgage Corp. (a)	3.03	07/19/05	1,500,000	1,497,727
Federal Home Loan Mortgage Corp. (a)	3.06	07/19/05	1,670,000	1,667,445
Federal Home Loan Mortgage Corp. (a)	1.52	07/20/05	35,000	34,968
Federal Home Loan Mortgage Corp. (a)	3.18	08/23/05	1,385,000	1,378,516
Federal National Mortgage Assn. (a)	3.00	07/13/05	600,000	599,400
Federal National Mortgage Assn. (a)	3.04	07/20/05	1,370,000	1,367,802
Federal National Mortgage Assn. (a)	3.12	07/27/05	1,980,000	1,975,537
Federal National Mortgage Assn. (a)	3.14	07/27/05	770,000	768,254
Tennessee Valley Authority	3.08	07/21/05	2,038,000	2,034,513

Total U.S. Government Agency Obligations (Cost $20,785,688)				20,785,688

MONEY MARKET ACCOUNTS			Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund	2.82	(b)	934	934
SSgA Prime Money Market Fund	3.04	(b)	1	1

Total Money Market Accounts (Cost $935)				935

TOTAL INVESTMENTS IN SECURITIES (Cost $100,635,818)—100%				$100,635,818

(a)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
(b)	7-day yield at June 30, 2005.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
June 30, 2005 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(6.8% of portfolio)
Small Business Administration 93-J	5.90%		10/01/13	$99,334	$102,311
Small Business Administration 98-E	6.30		05/01/18	96,754	101,769
Small Business Administration 98-H	6.15		08/01/18	47,516	49,851
Small Business Administration 99-D	6.15		04/01/19	128,500	135,410
Small Business Administration Pool #100075	3.50		05/25/19	73,508	69,202
Small Business Administration Pool #500724	5.00	(a)	12/25/13	17,834	17,796
Small Business Administration Pool #502261	4.13	(a)	10/25/17	25,809	25,571
Small Business Administration Pool #502477	3.75	(a)	09/25/18	68,679	67,787
Small Business Administration Pool #502543	3.70	(a)	01/25/19	122,057	121,875
Small Business Administration Pool #502684	3.75	(a)	07/25/19	51,448	51,699
Small Business Administration Pool #503278	3.38	(a)	02/25/21	133,531	133,294
Small Business Administration Pool #503463	3.63	(a)	09/25/21	88,657	87,480
Small Business Administration Pool #503918	3.75	(a)	09/25/22	101,967	100,908
Small Business Administration Pool #504067	3.75	(a)	01/25/08	152,170	151,531
Small Business Administration Pool #504305	3.38	(a)	10/25/23	57,638	56,640
Small Business Investment Companies 95-C	6.88		09/01/05	16,555	16,661
Small Business Investment Companies 99-A	6.24		03/10/09	500,655	517,802
Small Business Investment Companies 02-20K	5.08		11/01/22	86,679	89,082
Small Business Investment Companies 02-B	5.20		08/01/12	211,478	216,650
Small Business Investment Companies 03-10A	4.63		03/10/13	497,697	501,746
Small Business Investment Companies 03-P10A	4.52		02/10/13	86,317	86,824
Small Business Investment Companies 04-10A	4.12		03/01/14	198,884	195,853

Total Asset Backed Securities (Cost $2,841,832)					2,897,742

MORTGAGE BACKED SECURITIES
(8.8% of portfolio)
GNMA #1928	7.00		11/20/09	12,289	12,707
GNMA #8006	3.75	(a)	07/20/22	75,240	76,399
GNMA #8040	3.75	(a)	08/20/22	20,979	21,318
GNMA #8054	4.13	(a)	10/20/22	15,026	15,258
GNMA #8102	4.13	(a)	02/20/16	30,823	30,707
GNMA #8191	3.38	(a)	05/20/23	49,066	49,680
GNMA #8215	3.38	(a)	04/20/17	18,503	18,711
GNMA #8259	3.75	(a)	08/20/23	37,909	38,442
GNMA #8297	4.13	(a)	12/20/17	49,721	50,533
GNMA #8332	4.50	(a)	03/20/18	25,761	25,964
GNMA #8384	4.38	(a)	03/20/24	20,314	20,555
GNMA #8393	4.00	(a)	08/20/18	19,333	19,345
GNMA #8400	3.75	(a)	08/20/18	34,387	34,863
GNMA #8405	4.00	(a)	09/20/18	37,016	37,560
GNMA #8423	3.38	(a)	05/20/24	25,223	25,595
GNMA #8429	4.13	(a)	11/20/18	42,233	42,851
GNMA #8459	3.75	(a)	07/20/24	38,515	39,112
GNMA #8499	3.88	(a)	05/20/19	13,108	13,360
GNMA #8518	4.13	(a)	10/20/24	33,647	34,266
GNMA #8532	4.13	(a)	10/20/24	48,689	49,568
GNMA #8591	4.38	(a)	02/20/25	96,779	98,433
GNMA #8638	3.38	(a)	06/20/25	49,511	50,411
GNMA #8648	3.75	(a)	07/20/25	122,685	124,514
GNMA #8663	3.75	(a)	07/20/25	43,821	44,590
GNMA #8687	3.75	(a)	08/20/25	10,627	10,802
GNMA #8702	4.13	(a)	10/20/20	32,676	33,286
GNMA #8747	4.13	(a)	11/20/25	39,868	40,593
GNMA #8807	3.75	(a)	07/20/21	48,414	49,102
GNMA #8836	3.75	(a)	09/20/21	42,775	43,418
GNMA #8847	3.38	(a)	04/20/26	56,450	57,222
GNMA #8873	4.13	(a)	11/20/21	57,323	58,284
GNMA #8877	3.38	(a)	05/20/26	14,666	14,883
GNMA #8915	4.38	(a)	02/20/22	48,310	49,074
GNMA #8973	3.88	(a)	05/20/22	53,514	54,436
GNMA #8978	3.38	(a)	05/20/22	49,208	49,857

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2005 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities—continued)
GNMA #80053	4.38	%(a)	03/20/27	$13,374	$13,613
GNMA #80058	3.38	(a)	04/20/27	12,417	12,588
GNMA #80300	3.50	(a)	07/20/29	97,749	98,864
GNMA #80309	3.50	(a)	08/20/29	38,323	38,676
GNMA #80426	3.50	(a)	07/20/30	17,460	17,612
GNMA #80452	3.50	(a)	09/20/30	87,130	87,989
GNMA #80475	3.88	(a)	12/20/30	129,456	130,845
GNMA #80577	3.75	(a)	02/20/32	48,134	48,375
GNMA #510280	6.00		08/15/14	42,071	43,696
GNMA #583189	4.50		02/20/17	158,414	158,418
GNMA #780336	6.50		02/15/11	21,987	22,678
GNMA #880754	3.38	(a)	06/20/30	40,213	40,843
GNMA 1996-4	7.00		04/16/26	18,340	19,351
GNMA 2001-53	3.61	(a)	10/20/31	40,811	40,968
GNMA 2002-20	4.50		03/20/32	97,499	97,575
GNMA 2002-69	3.61	(a)	06/20/28	423,263	423,360
GNMA 2003-11	4.00		10/17/29	166,357	164,645
GNMA 2003-19	4.00		12/16/25	125,000	124,834
GNMA 2003-26	3.69	(a)	04/16/33	43,572	43,854
GNMA 2003-86	4.00		03/20/23	158,926	158,197
GNMA 2003-97	4.50		03/20/33	278,243	277,133
GNMA 2004-17	4.50		12/20/33	233,811	231,927

Total Mortgage Backed Securities (Cost $3,693,373)					3,731,740

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(76.2% of portfolio)
Government Trust Certificate (Israel Trust)	0.00	(b)	11/15/07	500,000	456,860
Government Trust Certificate (Israel Trust)	5.89		08/15/05	795,000	796,732
Government Trust Certificate (Sri Lanka Trust)	3.86	(a)	06/15/12	175,000	174,699
National Archives Facility Trust	8.50		09/01/19	59,388	73,149
Overseas Private Investment Corp.	0.00	(c)	05/27/08	250,000	262,027
Overseas Private Investment Corp.	4.10		11/15/14	158,400	157,145
Private Export Funding Corp.	6.62		10/01/05	100,000	100,767
Private Export Funding Corp.	5.75		01/15/08	500,000	522,370
Private Export Funding Corp.	5.34		03/15/06	100,000	101,105
Rowan Companies Inc.	2.80		10/20/13	161,904	152,175
Smith Enron Shipbuilding	5.97		12/15/06	113,116	113,438
U.S. Department of Housing and Urban Development	1.74		08/01/05	2,825,000	2,820,881
U.S. Department of Housing and Urban Development	5.78		08/01/07	250,000	259,494
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	281,356
U.S. Treasury Note	5.75		11/15/05	250,000	252,217
U.S. Treasury Note	1.88		11/30/05	250,000	248,545
U.S. Treasury Note	1.63		02/28/06	2,000,000	1,976,328
U.S. Treasury Note	1.50		03/31/06	1,000,000	985,508
U.S. Treasury Note	4.63		05/15/06	2,500,000	2,523,438
U.S. Treasury Note	6.50		10/15/06	250,000	259,072
U.S. Treasury Note	2.50		10/31/06	8,250,000	8,132,693
U.S. Treasury Note	2.63		11/15/06	2,250,000	2,220,381
U.S. Treasury Note	3.63		04/30/07	1,250,000	1,249,316
U.S. Treasury Note	3.00		11/15/07	1,250,000	1,231,836
U.S. Treasury Note	3.38		02/15/08	1,250,000	1,240,918
U.S. Treasury Note	2.63		05/15/08	500,000	485,879
U.S. Treasury Note	0.00	(b)	05/15/11	1,000,000	968,363
U.S. Treasury Note	0.00	(b)	11/15/11	2,000,000	1,897,012
U.S. Treasury Note Receipt	0.00	(b)	11/15/12	3,657,150	2,417,672

Total U.S. Government and Agency Obligations (Cost $32,335,653)					32,361,376

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2005 (Unaudited)

U.S. TREASURY BILLS	Interest Rate	Maturity Date	Face Amount	Value

(6.4% of portfolio)
U.S. Treasury Bill	3.14%	07/15/05	$2,750,000	$2,746,647

Total U.S. Treasury Bills (Cost $2,746,647)				2,746,647

MONEY MARKET ACCOUNTS			Shares

(1.8% of portfolio)
Vanguard Treasury Money Market Fund	2.65	(d)	753,714	753,714

Total Money Market Accounts (Cost $753,714)				753,714

TOTAL INVESTMENTS IN SECURITIES (Cost $42,371,219)—100%				$42,491,219

(a)	Variable coupon rate as of June 30, 2005.

(b)	Zero coupon security, purchased at a discount.

(c)	Zero coupon security, security accretes to a premium price at maturity.

(d)	7-day yield at June 30, 2005.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
June 30, 2005 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(32.1% of portfolio)
BASIC INDUSTRIES—5.2%
Allied Signal Inc.	6.13%		07/01/05	$250,000	$250,000
Avery Dennison Corp.	3.46	(a)	08/10/07	400,000	400,211
Brown Forman Corp.	2.13		03/15/06	125,000	123,469
Cooper Industries Inc.	6.72		09/08/05	1,400,000	1,406,896
Dow Chemical Co.	8.63		04/01/06	150,000	154,468
Dow Chemical Co.	3.70		09/15/05	115,000	114,857
Exxon Capital Corp.	6.00		07/01/05	1,425,000	1,425,000
General Dynamics Corp.	2.13		05/15/06	4,131,000	4,069,452
Gerber Products Co.	9.00		10/15/06	145,000	152,519
Honeywell International, Inc.	0.00	(c)	08/01/05	125,000	124,674
Ingersoll-Rand Co.	6.25		05/15/06	1,125,000	1,144,415
International Business Machines Corp.	3.80		02/01/08	450,000	447,290
Pepsico Capital Resources Inc.	0.00	(c)	04/01/06	174,000	168,812
Pepsico Capital Resources Inc.	0.00	(c)	04/01/08	154,000	136,667
Texaco Capital Inc.	5.70		12/01/08	400,000	402,137

Total Basic Industries					10,520,867

CONSUMER NON-DURABLE GOODS—0.6%
Retail
McDonald’s Corp.	6.00		12/22/05	730,000	735,952
Wal-Mart Stores, Inc.	8.75		12/29/06	351,000	351,172
VF Corp.	8.10		10/01/05	150,000	151,458

Total Consumer Non-Durable Goods					1,238,582

FINANCE—14.3%
Banks
Bank of America Corp.	7.23		08/15/12	200,000	228,029
Bayerische Landesbank New York	2.60		10/16/06	2,850,000	2,801,818
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,111,064
Bayerische Landesbank New York	3.50	(d)	02/28/10	250,000	248,533
Deusche Bank AG New York	4.02		07/13/07	1,125,000	1,124,618
KFW International Finance, Inc.	2.50		10/17/05	325,000	323,930
Suntrust Bank	4.55		05/25/09	450,000	445,872
US Bank N.A.	2.87		02/01/07	2,125,000	2,090,743
US Bank N.A.	3.70		08/01/07	700,000	696,227
US Bank N.A.	3.75		02/06/09	100,000	98,266
Commercial Lending & Leasing
Caterpillar Financial Services Corp.	3.00		09/15/05	100,000	99,816
Caterpillar Financial Services Corp.	3.61	(a)	08/07/08	100,000	99,989
CIT Group, Inc.	5.65		11/15/05	100,000	100,433
CIT Group, Inc.	3.85		01/15/06	225,000	224,211
CIT Group, Inc.	6.50		02/07/06	1,775,000	1,802,085
CIT Group, Inc.	4.13		02/21/06	100,000	100,185
Textron Financial Corp.	2.75		06/01/06	500,000	495,150
Consumer Loans
American General Finance Corp	5.91		06/12/06	500,000	508,135
American General Finance Corp	3.00		11/15/06	1,125,000	1,107,231
American General Finance Corp	3.88		10/01/09	640,000	625,088
Beneficial Corp.	7.00		02/12/07	125,000	129,121
Beneficial Corp.	7.06		09/17/07	100,000	105,069
General Electric Capital Corp.	6.00		08/01/05	145,000	145,257
General Electric Capital Corp.	2.80		01/15/07	700,000	687,717
General Electric Capital Corp.	3.60	(a)	05/30/08	410,000	408,888
General Electric Capital Corp.	3.64	(a)	06/11/08	310,000	309,062
General Electric Capital Corp.	3.56	(a)	02/20/09	1,200,000	1,198,548
General Electric Capital Corp. (b)	2.63	(d)	04/14/09	555,000	541,879

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2005 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds – continued)
General Electric Capital Corp.	2.92	%(a)	11/01/49	$115,000	$114,646
General Electric Capital Corp.	2.92	(a)	02/01/50	200,000	199,182
General Motors Acceptance Corp.	6.48		05/01/06	1,000,000	1,000,950
General Motors Acceptance Corp.	4.50		07/15/06	200,000	197,264
Household Finance Corp.	6.08		03/08/06	65,000	65,586
Household Finance Corp.	5.35		12/15/07	100,000	101,342
Household Finance Corp.	3.36	(a)	08/15/08	100,000	99,991
Transamerica Finance Corp.	0.00	(c)	09/01/07	225,000	201,633
Diversified Financial Services
GATX Capital Corp.	7.90		10/03/05	110,000	110,962
Financial Services
American Express Credit Corp	7.45		08/10/05	1,100,000	1,104,068
Associates Corp. of N.A.	6.56		11/14/05	250,000	252,490
Associates Corp. of N.A.	7.40		05/15/06	200,000	205,748
Insurance
Allstate Financial Global Funding (b)	2.50		06/20/08	225,000	214,885
American International Group (b)	2.88		05/15/08	275,000	264,289
Chubb Corp.	6.15		08/15/05	100,000	100,242
MassMutual Global Funding II (b)	5.08		03/05/07	1,100,000	1,122,581
MassMutual Global Funding II (b)	2.55		07/15/08	100,000	95,444
MBIA Global Funding LLC (b)	2.88		11/30/06	1,250,000	1,225,909
Monumental Global Funding II (b)	2.80		07/15/08	220,000	213,313
Nationwide Life Global Funding (b)	2.75		05/15/07	750,000	731,168
Principal Life Income Funding	3.20		04/01/09	400,000	386,740
Providian Corp.	7.97		08/12/05	100,000	100,409
Providian Corp.	6.67		03/07/06	115,000	116,864
Investment Banker/ Broker
Credit Suisse First Boston Inc.	5.25	(a)	10/27/05	1,175,000	1,180,325
Donaldson, Lufkin & Jenrette Securities Corp.	4.18	(a)	03/28/07	1,100,000	1,110,330
Merrill Lynch & Co., Inc.	3.66	(a)	05/21/08	110,000	109,855
Mortgage
Residential Capital Corp. (b)	4.84	(a)	06/29/07	450,000	450,169

Total Finance					28,933,349

HEALTHCARE—7.0%
Healthcare Providers & Services
Kaiser Foundation Hospitals	9.55		07/15/05	490,000	490,716
UnitedHealth Group Inc.	7.50		11/15/05	4,870,000	4,925,050
UnitedHealth Group Inc.	3.38		08/15/07	475,000	468,122
Major Drugs
Eli Lily & Co.	2.90		03/15/08	1,000,000	969,840
Merck & Co., Inc. (b)	4.73	(a)	02/22/11	1,825,000	1,831,419
Merck & Co., Inc.	5.25		07/01/06	110,000	111,370
Merck & Co., Inc.	2.50		03/30/07	1,825,000	1,778,953
Pfizer Inc.	2.50		03/15/07	1,000,000	977,003
Pharmacia Corp.	5.75		12/01/05	2,500,000	2,521,500

Total Healthcare					14,073,973

SERVICES—0.1%
Entertainment
The Walt Disney Co.	5.62		12/01/08	100,000	100,396

Total Services					100,396

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2005 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Corporate Bonds – continued)
TRANSPORTATION—0.7%
Railroad
CSX Corp.	6.72%		06/01/06	$100,000	$102,290
Union Tank Car Co.	6.76		01/02/06	99,975	101,497
Union Tank Car Co.	7.21		07/02/06	300,000	310,605
Union Tank Car Co.	7.45		06/01/09	180,000	199,904
Union Tank Car Co.	6.79		05/01/10	350,000	383,161
Union Tank Car Co.	6.57		01/02/14	340,160	361,267

Total Transportation					1,458,724

UTILITIES—4.2%
Electric & Gas
Cleco Corp.	7.00		05/01/08	375,000	392,244
Colonial Pipeline Co. (b)	7.45		08/15/07	500,000	530,779
Consumers Energy Co.	6.38		02/01/08	1,250,000	1,313,405
Ohio Valley Electric Corp. (b)	5.94		02/12/06	1,360,000	1,376,267
Pennsylvania Power & Light Co.	6.55		03/01/06	238,000	242,142
Potomac Electric Power Co.	6.25		10/15/07	250,000	260,907
United Energy Ltd. (b)	6.00		11/01/05	600,000	603,876
Washington Gas Light Co.	6.51		08/18/08	350,000	372,633
Telephone
GTE California Inc.	7.00		05/01/08	750,000	795,638
GTE Hawaiian Telephone Inc.	7.38		09/01/06	260,000	267,059
New England Telephone & Telegraph Co.	7.65		06/15/07	400,000	421,675
NYNEX Corp.	9.55		05/01/10	64,290	71,875
Pacific Bell	5.88		02/15/06	275,000	278,130
SBC Communications Capital Corp.	6.60		11/27/06	1,250,000	1,291,435
Southwestern Bell Telephone Co.	6.63		07/15/07	250,000	261,080

Total Utilities					8,479,145

Total Corporate Bonds (Cost $64,891,321)					64,805,036

YANKEE BONDS
(6.7% of portfolio)
Bayerische Landesbank	3.50	(d)	07/22/11	950,000	923,030
BP Canada Finance Co.	3.38		10/31/07	875,000	863,665
BP Capital Markets Plc	2.75		12/29/06	1,400,000	1,377,615
European Investment Bank	2.70		04/20/07	700,000	686,143
European Investment Bank	4.13	(d)	05/18/11	455,000	453,681
Glaxosmithkline Capital PLC	2.38		04/16/07	600,000	583,777
HBOS Treasury Services PLC (b)	2.25		05/01/06	225,000	221,601
HBOS Treasury Services PLC (b)	4.00		09/15/09	675,000	670,288
Hydro-Quebec	6.27		01/03/26	80,000	95,829
Inter American Development Bank	0.00	(c)	12/16/06	925,000	878,737
International Bank for Reconstruction and Development	0.00	(c)	02/15/08	100,000	89,651
International Bank for Reconstruction and Development	0.00	(c)	01/23/09	1,060,800	915,884
International Bank for Reconstruction and Development	3.50	(d)	05/28/10	425,000	419,778
International Bank for Reconstruction and Development	3.25	(d)	03/03/11	250,000	246,556
KFW	3.25		09/21/07	1,220,000	1,201,728
KFW	4.25	(d)	01/13/11	1,160,000	1,148,465
LLOYDS Bank PLC	3.63	(d)	11/28/08	400,000	396,312
Nestle Holding Inc.	3.25	(d)	03/31/09	835,000	812,569
Ontario Province of Canada	3.28		03/28/08	800,000	783,502

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2005 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Yankee Bonds – continued)
Texaco Brasil SA (b)	0.00	%(c)	11/17/05	$710,000	$698,761
UBS AG Jersey	3.45	(d)	07/13/07	125,000	123,774

Total Yankee Bonds (Cost $13,652,629)					13,591,346

ASSET BACKED SECURITIES
(13.7% of portfolio)
ACLC Franchise Loan Receivables Trust 97-A (b)	3.56	(d)	09/17/12	76,403	76,881
ACLC Franchise Loan Receivables Trust 97-B (b)	6.73		04/15/14	1,424,742	1,434,887
Americredit Automobile Receivables Trust 02-A	4.61		01/12/09	285,206	286,492
Americredit Automobile Receivables Trust 02-C	3.55		02/12/09	800,000	797,077
Americredit Automobile Receivables Trust 03-AM	3.10		11/06/09	100,000	99,224
Americredit Automobile Receivables Trust 05-A	3.93		10/06/11	2,100,000	2,088,562
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	879,581	858,420
Capital One Master Trust 01-8	4.60		08/17/09	155,000	156,163
Chemical Master Credit Card Trust I 96-3	7.09		02/15/09	2,100,000	2,161,480
CIT RV Trust 99-A	6.24		08/15/15	200,000	205,177
CNH Equipment Trust 04-A	2.94		10/15/08	1,175,000	1,157,233
Drive Auto Receivables Trust 05-2 (b)	4.12		01/15/10	1,100,000	1,101,375
DVI Receivables Corp. 99-1	6.59		05/13/07	94,336	81,129
DVI Receivables Corp. 00-2	7.12		11/12/08	622,358	581,904
DVI Receivables Corp. 01-2	3.52		07/11/05	999,496	814,590
DVI Receivables Corp. 02-1	4.57		06/11/10	474,541	329,806
DVI Receivables Corp. 03-1	3.71	(a)	03/14/11	1,854,029	1,548,114
First North American National Bank 03-A	3.70	(a)	05/16/11	1,350,000	1,354,165
Fleet Credit Card Master Trust 01-B	5.60		12/15/08	475,000	482,218
Harley-Davidson Motorcycle Trust 04-1	1.40		10/15/08	739,297	732,223
Honda Auto Receivables Owner Turst 03-1	1.92		11/20/06	134,706	134,317
HPSC Equipment Receivable 03-1A (b)	4.01	(a)	03/20/10	1,237,250	1,244,352
Ikon Receivables LLC 03-1	2.33		12/15/07	470,946	468,258
LAI Vehicle Lease Securization Trust 04-A (b)	3.41		12/15/10	813,528	804,913
Metris Master Trust 99-2	3.78	(a)	01/20/10	3,065,000	3,065,178
MMCA Automobile Trust 01-3	3.52	(a)	04/16/07	881,435	881,466
MMCA Automobile Trust 02-4	3.05		11/16/09	276,217	274,384
Peachtree Franchise Loan, LLC 99-A (b)	6.68		01/15/21	240,197	241,133
Prestige Auto Receivables 04-1A (b)	3.69		06/15/11	1,876,727	1,873,217
Prestige Auto Receivables 05-1A (b)	4.37		06/16/12	425,000	425,999
Providan Gateway Master Trust 02-B (b)	3.92	(a)	06/15/09	1,450,000	1,454,686
Small Business Administration 99-10B	6.00		03/01/09	49,029	50,111
Small Business Administration 02-20K	5.08		11/01/22	303,376	311,786
Union Acceptance Corp. 02-A	4.59	(d)	07/08/08	63,789	64,012

Total Asset Backed Securities (Cost $28,331,380)					27,640,932

MORTGAGE BACKED SECURITIES
(17.4% of portfolio)
American Business Financial Services 99-1	6.58		05/25/30	314,563	319,176
Ameriquest Mortgage Securities Inc. 04-IA1	3.96	(a)	09/25/34	1,175,000	1,188,481
Amresco Residential Securities 98-1	7.07		10/25/27	205,603	205,045
Banc America Mortgage Securities Inc. 04-F	4.17	(a)	07/25/34	1,012,221	1,002,600
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	84,110	84,896
Chemical Mortgage Acceptance Corp. 88-2	8.00	(a)	05/25/18	15,965	16,014
CITICORP Mortgage Securities, Inc. 88-11	4.16	(a)	08/25/18	133,935	133,603
CITICORP Mortgage Securities, Inc. 88-17	3.85	(a)	11/25/18	128,246	127,924
CMO Trust 17	7.25		04/20/18	5,781	5,793
Conseco Finance Securitizations Corp. 00-C	3.59	(a)	12/15/29	1,262,144	1,262,075
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	532,901	553,972

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2005 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities – continued)
Contimortgage Home Equity Loan Trust 95-2	8.10%		08/15/25	$190,142	$200,146
Countrywide Home Loans 02-32	3.81	(a)	01/25/33	73,208	73,257
Countrywide Home Loans 03-56	3.47		12/25/33	23,383	23,383
Countrywide Home Loans 03-J13	5.25		01/25/24	1,230,017	1,245,630
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	718,288	709,886
Credit Suisse First Boston Mortgage 03-21	4.81	(a)	09/25/33	140,906	143,239
Credit Suisse First Boston Mortgage 04-AR3	4.78	(a)	04/25/34	158,315	159,838
DLJ Mortgage Acceptance Corp. 91-3	3.98	(a)	02/20/21	139,415	138,678
FHLMC 2419	5.50		03/15/17	9,493	9,964
FHLMC 2586	3.50		12/15/32	582,517	579,408
FHLMC 2649	4.50		07/15/18	761,215	748,270
FHLMC 780754	4.71	(a)	08/01/33	94,293	93,315
FHLMC M80833	4.00		08/01/10	583,291	577,155
FHLMC M80848	3.00		07/01/10	424,810	406,825
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	58,678	58,544
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	83,565	83,378
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	7,492	7,466
First Greensboro Home Equity Loan Trust 98-1	6.55		12/25/29	104,370	104,896
FNMA 93-170	3.37	(a)	09/25/08	9,005	8,925
FNMA 03-05	4.25		08/25/22	367,177	364,250
FNMA 03-38	5.00		03/25/23	372,383	376,882
FNMA 03-81	4.75		09/25/18	386,594	381,235
FNMA 03-86	4.50		09/25/18	713,346	696,654
FNMA 04-34	5.50		05/25/19	605,254	626,467
Fremont Home Loan Owners Trust 99-2	7.28		06/25/29	78,795	78,602
GNMA 02-69	3.61	(a)	06/20/28	435,356	435,456
GNMA 03-11	4.00		10/17/29	863,777	854,889
GNMA 03-26	3.69	(a)	04/16/33	98,037	98,672
GNMA 04-17	4.50		12/20/33	116,906	115,963
GNMA 583189	4.50		02/20/17	95,048	95,051
Green Tree Financial Corp. 98-3	6.22		03/01/30	463,289	471,698
GS Mortgage Securities Corp. 03-3F	5.00		04/25/33	218,318	217,836
GS Mortgage Securities Corp. 03-10	4.97	(a)	10/25/33	812,360	819,474
JP Morgan Mortgage Trust 04-A3	5.00		07/25/34	619,351	617,634
LB-UBS Comercial Mortgage Trust 02-C2	3.83		06/15/26	435,421	434,931
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	367,636	359,846
Master Adjustable Rate Mortgages Turst 05-1	5.32	(a)	01/25/35	223,441	223,493
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	520,903	516,944
New Century Home Equity Loan Trust 97-NC5	6.70		10/25/28	13,709	13,668
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	719,284	641,201
Oakwood Mortgage Investors, Inc. 02-A	3.47	(a)	09/15/14	613,852	452,892
Residential Accredit Loans, Inc. 02-QS9	3.91	(a)	07/25/32	49,180	49,298
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	242,851	246,964
Residential Asset Mortgage Products, Inc. 03-RZ1	3.49		08/25/29	97,672	97,440
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	207,349	206,993
Residential Asset Securitization Trust 04-A4	5.50		08/25/34	384,300	383,013
Residential Funding Mortgage Securities, Inc. 03-S11	3.50		06/25/18	373,960	365,618
Residential Funding Mortgage Securities, Inc. 03-S15	4.50		08/25/18	471,901	467,046
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	144,295	144,108
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	7,491	7,514
Structured Adjustable Rate Mortgage Rate 04-3	4.94	(a)	03/25/34	88,379	88,939
Structured Adjustable Rate Mortgage Rate 04-8	4.72	(a)	07/25/34	700,000	684,912
Structured Asset Securities Corp. 98-RF1 (b)	8.73	(a)	04/15/27	142,415	147,364
Structured Asset Securities Corp. 03-8	5.00		04/25/33	183,546	182,970
Structured Mortgage Asset Residential Trust 92-10A	7.50		11/25/08	15,711	15,805
UCFC Manufactured Housing Contract 98-2	6.16		08/15/19	2,585,880	2,605,900
Vanderbilt Mortgage & Finance 03-A	3.81	(a)	05/07/26	1,516,675	1,526,957
Washington Mutual Mortgage Securities Corp. 03-S5	4.76	(a)	06/25/33	12,395	12,355
Washington Mutual Mortgage Securities Corp. 03- AR10	3.53		10/25/33	1,324,732	1,317,831

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2005 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities – continued)
Washington Mutual Mortgage Securities Corp. 03- AR10	4.76	%(a)	10/25/33	$1,200,000	$1,193,282
Washington Mutual Mortgage Securities Corp. 03- AR11	3.99		10/25/33	1,075,000	1,062,894
Washington Mutual Mortgage Securities Corp. 03- AR12	3.36		02/25/34	386,456	384,774
Washington Mutual Mortgage Securities Corp. 04-A3	3.43		08/25/34	1,225,000	1,222,115
Washington Mutual Mortgage Securities Corp. 04- AR9	2.47		08/25/34	30,699	30,668
Wells Fargo Mortgage Backed Securities 03-6	5.00		06/25/18	82,665	83,000
Wells Fargo Mortgage Backed Securities 03-17	5.00		01/25/34	717,175	715,254
Wells Fargo Mortgage Backed Securities 04-B	4.95	(a)	02/25/34	211,030	212,587
Wells Fargo Mortgage Backed Securities 04-F	4.74	(a)	06/25/34	1,268,443	1,227,815
Wells Fargo Mortgage Backed Securities 04-K	4.74		07/25/34	646,023	619,094
Wells Fargo Mortgage Backed Securities 05-AR10	4.11	(a)	06/25/35	789,529	787,800

Total Mortgage Backed Securities (Cost $35,445,028)					35,255,830

MUNICIPAL BONDS
(1.7% of portfolio)
Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	282,120
Collier County Florida Water & Sewer	2.25		07/01/06	625,000	615,531
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	1,730,000	1,718,046
Santa Maria CA Water & Wastewater Authority	0.00	(c)	08/01/06	240,000	230,095
St Charles County Missouri Public Arena Authority	7.02		09/15/18	610,000	667,486

Total Municipal Bonds (Cost $3,527,806)					3,513,278

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(23.3% of portfolio)
Federal Agriculture Mortgage Corp.	7.89		11/27/06	110,000	116,075
Federal Farm Credit Bank	2.10		03/17/06	1,200,000	1,186,326
Federal Farm Credit Bank	1.83		04/07/06	1,930,000	1,902,378
Federal Farm Credit Bank	2.20		07/10/06	1,200,000	1,181,034
Federal Farm Credit Bank	2.63		08/11/06	1,450,000	1,431,665
Federal Farm Credit Bank	2.35		08/18/06	1,200,000	1,180,909
Federal Farm Credit Bank	2.20		10/03/06	1,200,000	1,176,535
Federal Farm Credit Bank	2.30		12/11/06	800,000	782,941
Federal Farm Credit Bank	3.24		03/17/08	250,000	242,418
Federal Farm Credit Bank	3.92		10/27/08	700,000	696,473
Federal Home Loan Bank	2.04		11/15/05	200,000	198,919
Federal Home Loan Bank	2.10		04/24/06	700,000	690,733
Federal Home Loan Bank	2.27		07/28/06	1,350,000	1,328,555
Federal Home Loan Bank	3.00		10/20/06	750,000	742,277
Federal Home Loan Bank	3.80		11/13/07	1,250,000	1,245,574
Federal Home Loan Bank	3.65		12/03/07	750,000	738,428
Federal Home Loan Bank	2.50	(d)	12/26/07	750,000	735,499
Federal Home Loan Bank	3.50		05/19/08	775,000	765,935
Federal Home Loan Bank	2.88		06/30/08	250,000	242,857
Federal Home Loan Bank	4.10		11/05/08	1,250,000	1,247,448
Federal Home Loan Bank	3.83		11/28/08	1,350,000	1,328,836
Federal Home Loan Mortgage Corp. (e)	2.05		11/28/05	700,000	695,818
Federal Home Loan Mortgage Corp. (e)	2.75		05/05/06	850,000	842,832
Federal Home Loan Mortgage Corp. (e)	2.63		11/28/06	1,100,000	1,078,998
Federal Home Loan Mortgage Corp. (e)	2.25		12/26/06	1,250,000	1,221,970
Federal Home Loan Mortgage Corp. (e)	3.00		04/30/07	1,375,000	1,355,549
Federal Home Loan Mortgage Corp. (e)	3.72	(a)	05/17/07	175,000	174,966
Federal Home Loan Mortgage Corp. (e)	3.75		01/28/08	1,900,000	1,891,773
Federal Home Loan Mortgage Corp. (e)	3.55	(d)	12/15/09	250,000	249,899
Federal National Mortgage Assn. (e)	2.00		01/23/06	1,450,000	1,436,377
Federal National Mortgage Assn. (e)	2.00		06/09/06	400,000	393,444

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2005 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(U.S. Government and Agency Obligations – continued)
Federal National Mortgage Assn. (e)	2.15%		07/28/06	$900,000	$884,633
Federal National Mortgage Assn. (e)	2.76		07/28/06	250,000	247,311
Federal National Mortgage Assn. (e)	2.80		11/13/06	1,200,000	1,183,925
Federal National Mortgage Assn. (e)	3.50		03/29/07	100,000	99,469
Federal National Mortgage Assn. (e)	2.60		03/30/07	1,950,000	1,909,553
Federal National Mortgage Assn. (e)	4.18		08/27/09	250,000	249,305
Federal National Mortgage Assn. (e)	4.13		09/02/09	250,000	245,960
Federal National Mortgage Assn. (e)	3.25	(d)	11/24/09	150,000	149,909
Federal National Mortgage Assn. (e)	4.20	(d)	12/26/13	400,000	400,305
Government Trust Certificate (Sri Lanka Trust)	3.86	(a)	06/15/12	350,000	349,398
Overseas Private Investment Corp.	0.00	(f)	05/27/08	500,000	524,055
Overseas Private Investment Corp.	4.10		11/15/14	871,200	864,300
Smith Enron, Shipbuilding	5.97		12/15/06	134,000	134,382
Tennessee Valley Authority	3.30		01/15/08	325,000	319,048
Tennessee Valley Authority	2.45		05/15/08	650,000	622,393
U.S. Department of Housing & Urban Div	7.50		08/01/11	180,000	202,576
U.S. Treasury Note	1.88		11/30/05	1,150,000	1,143,307
U.S. Treasury Note	1.50		03/31/06	1,100,000	1,084,059
U.S. Treasury Note	4.63		05/15/06	1,100,000	1,110,313
U.S. Treasury Note	2.63		11/15/06	2,775,000	2,738,470
U.S. Treasury Note	3.00		11/15/07	1,150,000	1,133,289
U.S. Treasury Note	2.63		05/15/08	3,000,000	2,915,273

Total U.S. Government and Agency Obligations (Cost $47,549,110)					47,014,674

COMMERCIAL PAPER
(5.1% of portfolio)
General Electric Capital Corp.	3.25		07/05/05	2,000,000	1,999,278
HSBC Finance Corp.	3.30		07/01/05	8,386,000	8,386,000

Total Commercial Paper (Cost $10,385,278)					10,385,278

MONEY MARKET ACCOUNTS			Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund	2.82(g)		175	175
SSgA Prime Money Market Fund	3.04	(g)	1	1

Total Money Market Accounts (Cost $176)				176

TOTAL INVESTMENTS IN SECURITIES (Cost $203,782,728)—100%				$202,206,550

(a)	Variable coupon rate as of June 30, 2005.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $19,597,435 and represents 9.7% of net assets.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.
(e)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(f)	Zero coupon security, security accretes to a premium price at maturity.

(g)	7-day yield at June 30, 2005.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund
June 30, 2005 (Unaudited)

	Cost	Value

Investment in State Street Equity 500 Index Portfolio	$49,882,940	$44,395,495

Substantially all the assets of the Stock Index Fund are invested in the Equity 500 Index Portfolio managed by SSgA. As of June 30, 2005, the Stock Index Fund’s ownership interest in the State Street Equity 500 Index Portfolio was 1.86%. Please refer to Appendix A for the complete annual report for the State Street Equity 500 Index Portfolio.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund
June 30, 2005 (Unaudited)

COMMON STOCKS	Shares	Value

(93.1% of portfolio)
CONSUMER DISCRETIONARY—6.0%
Auto Components
Delphi Corp.	932,000	$4,333,800
Restaurants
Wendy’s International, Inc.	445,200	21,213,780

Total Consumer Discretionary		25,547,580

CONSUMER STAPLES—4.6%
Food Products
Dean Foods Co. (a)	302,300	10,653,052
Treehouse Foods Inc. (a)	60,460	1,723,714
J.M. Smucker Co.	148,853	6,987,160

Total Consumer Staples		19,363,926

ENERGY—14.7%
Energy Equipment & Services
Baker Hughes, Inc.	127,000	6,497,320

Oil & Gas
BP PLC ADR	172,352	10,751,318
ChevronTexaco Corp.	234,000	13,085,280
ConocoPhillips	301,000	17,304,490
Marathon Oil Corp.	264,000	14,089,680

Total Energy		61,728,088

FINANCIALS—22.8%
Commercial Banks
Bank of America Corp.	320,200	14,604,322
Commerce Bancshares, Inc.	21,305	1,073,985

Diversified Financial Services
CIT Group Inc.	241,000	10,355,770
Citigroup, Inc.	210,100	9,712,923
Genworth Financial, Inc.	359,000	10,852,570
J P Morgan Chase & Co.	402,600	14,219,832

Thrifts & Mortgage Finance
Washington Mutual, Inc.	132,552	5,393,541

Insurance
Allstate Corp.	140,000	8,365,000
Chubb Corp.	111,000	9,502,710
Principal Financial Group	142,800	5,983,320
Unumprovident Corp.	337,000	6,173,840

Total Financials		96,237,813

HEALTHCARE—12.2%
Healthcare Providers & Services
HCA Corp.	120,000	6,800,400

Pharmaceuticals
Abbott Laboratories	244,000	11,958,440
Bristol Myers Squibb Co.	480,700	12,007,886
GlaxoSmithKline PLC	119,160	5,780,452
Hospira Inc. (a)	80,400	3,135,600
Schering-Plough Corp.	614,000	11,702,840

Total Healthcare		51,385,618

INDUSTRIALS—21.5%
Airlines
Southwest Airlines Co.	740,000	10,308,202
Commercial Services & Supplies
Avery Dennison Corp.	162,600	8,611,296
R.R. Donnelley & Sons Co.	121,700	4,199,867

Industrial Conglomerates
Honeywell International Inc.	145,000	5,311,350
Parker Hannifin Corp.	210,975	13,082,560
Tyco International Ltd.	363,380	10,610,696

Machinery
Flowserve Corp. (a)	390,000	11,801,400

Distributers
Applied Industrial Technologies, Inc.	87,000	2,809,230
Genuine Parts Co.	400,400	16,452,436
Hughes Supply, Inc.	266,000	7,474,600

Total Industrials		90,661,637

INFORMATION TECHNOLOGY—2.3%
Computers & Peripherals
Hewlett-Packard Co.	254,000	5,971,540

Office Electronics
IKON Office Solutions, Inc.	383,570	3,647,751

Total Information Technology		9,619,291

MATERIALS—4.3%
Containers & Packaging
Bemis Co., Inc.	433,600	11,507,744
Pactiv Corp. (a)	301,200	6,499,896

Total Materials		18,007,640

UTILITIES—4.7%
Gas Utilities
El Paso Corp.	701,664	8,083,169

Multi-Utilities
Questar Corp.	175,500	11,565,450

Total Utilities		19,648,619

Total Common Stocks (Cost $230,083,197)		392,200,212

	Face
COMMERCIAL PAPER	Amount

(6.9% of portfolio)
General Electric Capital Corp., 3.25%, due 07/06/05	$10,000,000	9,995,486
HSBC Finance Corp., 3.30%, due 07/01/05	18,919,000	18,919,000

Total Commercial Paper (Cost $28,914,486)		28,914,486

MONEY MARKET ACCOUNTS	Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund, 2.82% (b)	7	7
SSgA Prime Money Market Fund, 3.04% (b)	1	1

Total Money Market Accounts (Cost $8)		8

TOTAL INVESTMENTS IN SECURITIES (Cost $258,997,691)—100%		$421,114,706

(a)	Non-income producing.

(b)	7-day yield at June 30, 2005.

ADR—American Depository Receipt

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
June 30, 2005 (Unaudited)

COMMON STOCKS	Shares	Value

(90.7% of portfolio)
CONSUMER DISCRETIONARY — 18.0%
Auto Components
Cooper Tire & Rubber Co.	55,000	$1,021,350

Restaurants
CBRL Group, Inc.	27,100	1,053,106
O’Charley’s Inc. (a)	84,300	1,488,738

Household Durables
La-Z-Boy Inc.	103,000	1,500,710

Specialty Retail
Claire’s Stores, Inc.	67,000	1,611,350
Hancock Fabrics, Inc.	134,000	889,760

Total Consumer Discretionary		7,565,014

CONSUMER STAPLES — 3.9%
Food Products
J.M. Smucker Co.	15,868	744,844

Personal Products
Alberto Culver Co. (Class A)	21,000	909,930

Total Consumer Staples		1,654,774

ENERGY — 7.8%
Energy Equipment & Services
Helmerich & Payne, Inc.	37,500	1,759,500

Oil & Gas
Cimarex Energy Co. (a)	39,400	1,533,054

Total Energy		3,292,554

FINANCIALS — 12.9%
Commercial Banks
Astoria Financial Corp.	30,000	854,100
Citizens Banking Corp.	14,200	429,124
City Bank (Lynnwood WA)	19,707	611,311
James Monroe Bancorp, Inc. (a)	10,500	196,980
National Bankshares Inc. (Virginia)	17,700	792,164
Valley National Bancorp	44,388	1,037,784

Diversified Financial Services
Asset Acceptance Capital Corp. (a)	57,500	1,489,825

Total Financials		5,411,288

HEALTHCARE — 2.2%
Healthcare Providers & Services
Triad Hospitals Inc. (a)	16,600	907,024

Total Healthcare		907,024

INDUSTRIALS — 26.0%
Aerospace & Defense
Triumph Group, Inc. (a)	23,900	830,764

Industrial Conglomerates
Carlisle Companies, Inc.	19,000	1,303,970
CLARCOR, Inc.	16,200	473,850
Standex International Corp.	19,500	553,995

Machinery
Flowserve Corp. (a)	58,500	1,770,210
Manitowoc Co., Inc.	31,000	1,271,620
Regal-Beloit Corp.	43,500	1,268,460

Road & Rail
Overnite Corp.	28,500	1,224,930

Distributors
Applied Industrial Technologies, Inc.	30,300	978,387
Hughes Supply, Inc.	46,400	1,303,840

Total Industrials		10,980,026

INFORMATION TECHNOLOGY — 12.0%
Communications Equipment
Belden CDT, Inc.	61,250	1,298,500

Computers & Peripherals
Western Digital Corp. (a)	100,000	1,342,000

Electronic Equipment & Instruments
Vishay Intertechnology, Inc. (a)	120,000	1,424,400

Office Electronics
IKON Office Solutions, Inc.	103,500	984,284

Total Information Technology		5,049,184

MATERIALS — 3.5%
Chemicals
Westlake Chemical Corp.	20,000	490,000

Containers & Packaging
Pactiv Corp. (a)	30,000	647,400

Paper & Forest Products
Pope & Talbot Inc.	30,000	333,000

Total Materials		1,470,400

UTILITIES — 4.4%
Multi-Utilities
Questar Corp.	28,300	1,864,970

Total Utilities		1,864,970

Total Common Stocks (Cost $26,416,499)		38,195,234

	Face
COMMERCIAL PAPER	Amount

(9.3% of portfolio)
General Electric Capital Corp., 3.25%, due 07/06/05	$2,000,000	1,999,097
HSBC Finance Corp., 3.30%, due 07/01/05	1,930,000	1,930,000

Total Commercial Paper (Cost $3,929,097)		3,929,097

MONEY MARKET ACCOUNTS	Shares

(less than 0.1% of portfolio)
SSgA Money Market Fund, 2.82% (b)	749	749
SSgA Prime Money Market Fund, 3.04% (b)	1	1

Total Money Market Accounts (Cost $750)		750

TOTAL INVESTMENTS IN SECURITIES (Cost $30,346,346)—100%		$42,125,081

(a)	Non-income producing.

(b)	7-day yield at June 30, 2005.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Stock Index Fund
June 30, 2005 (Unaudited)

	Cost	Value

Investment in State Street MSCI® EAFE® Index Portfolio	$10,959,039	$9,386,315

Substantially all the assets of the International Stock Index Fund are invested in the State Street MSCI® EAFE® Portfolio managed by SSgA. As of June 30, 2005, the International Stock Index Fund’s ownership interest in the State Street MSCI® EAFE® Index Portfolio was 20.68%. Please refer to Appendix B for the complete annual report for the State Street MSCI® EAFE® Index Portfolio.

PORTFOLIO OF INVESTMENTS Nasdaq-100 Index Tracking StockSM Fund

June 30, 2005 (Unaudited)

EXCHANGE-TRADED FUND	Shares	Value

(99.8% of portfolio)
Nasdaq-100 Index Tracking StockSM	176,300	$6,486,077

Total Exchange-Traded Fund (Cost $6,484,722)		6,486,077

MONEY MARKET ACCOUNT
(0.2% of portfolio)
SSgA Money Market Fund, 2.82% (a)	12,674	12,674

Total Money Market Account (Cost $12,674)		12,674

TOTAL INVESTMENTS IN SECURITIES (Cost $6,497,396)—100%		$6,498,751

(a)	7-day yield at June 30, 2005.

On June 30, 2005, substantially all of the assets of the NASDAQ-100 Index Tracking StockSM Fund were invested in shares of the NASDAQ-100 Index Tracking StockSM, issued by the NASDAQ-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the NASDAQ-100 Index. More information about the NASDAQ-100 Index Tracking StockSM is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

Portfolio of Investments

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $100,635,818; $42,371,219; $203,782,728; $49,882,940; $258,997,691; $30,346,346; $10,959,039; $6,497,396)	$100,635,818	$42,491,219	$202,206,550
Receivables
Investment securities sold	—	3,233,124	268,353
Dividends and interest	19,806	231,325	1,379,484
Capital shares sold	93,428	10,652	21,197
Prepaid expenses	16,638	13,025	18,803

Total assets	100,765,690	45,979,345	203,894,387

LIABILITIES
Payables
Investment securities purchased	—	2,746,647	4,766,363
Accrued expenses	30,953	28,491	71,989
Due to RE Advisers	57,286	18,581	111,365
Capital shares redeemed	87,780	500	10,097
Dividends	4,941	4,273	21,036

Total liabilities	180,960	2,798,492	4,980,850

NET ASSETS	$100,584,730	$43,180,853	$198,913,537

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$—	$120,000	$(1,576,178)
Undistributed net income (loss)	—	—	(11,432)
Undistributed net realized gain (loss) from investments and futures transactions	(18,092)	11,282	(369,721)
Paid-in-capital applicable to outstanding shares of 100,602,822 of Daily Income Fund, 8,427,431 of Short- Term Government Securities Fund, 38,579,098 of Short- Term Bond Fund, 4,970,084 of Stock Index Fund, 13,477,922 of Value Fund, 2,623,502 of Small-Company Stock Fund, 1,007,289 of International Stock Index Fund, and 1,366,556 of NASDAQ-100 Index Tracking StockSM Fund	100,602,822	43,049,571	200,870,868

NET ASSETS	$100,584,730	$43,180,853	$198,913,537

NET ASSET VALUE PER SHARE	$1.00	$5.12	$5.16

   Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

		Small-Company	International Stock	Nasdaq-100 Index
Stock Index Fund	Value Fund	Stock Fund	Index Fund	Tracking StockSM Fund

$44,395,495	$421,114,706	$42,125,081	$9,386,315	$6,498,751
—	599,785	—	—	—
—	506,317	27,816	—	6,140
3,348	53,266	2,496	467	542
9,408	28,859	11,410	8,761	7,985

44,408,251	422,302,933	42,166,803	9,395,543	6,513,418

—	—	—	—	—
26,169	158,642	27,041	19,396	12,049
18,454	264,565	38,871	4,119	3,559
—	137,416	2,000	—	38,318
—	58,023	—	—	—

44,623	618,646	67,912	23,515	53,926

$44,363,628	$421,684,287	$42,098,891	$9,372,028	$6,459,492

$(5,487,445)	$162,117,015	$11,778,735	$(1,572,724)	$1,355
448,994	14,005	33,163	96,802	(38,659)
(9,695,997)	8,329,298	485,559	2,134,173	45,137
59,098,076	251,223,969	29,801,434	8,713,777	6,451,659

$44,363,628	$421,684,287	$42,098,891	$9,372,028	$6,459,492

$8.93	$31.29	$16.05	$9.30	$4.73

Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2005 (Unaudited)

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$1,291,480	$642,116	$3,664,724
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	1,291,480	642,116	3,664,724

EXPENSES
Management fees	237,264	96,467	591,489
Shareholder servicing fees	46,696	26,336	65,643
Custodian and accounting fees	24,439	26,495	70,142
Legal and audit fees	12,736	7,683	30,182
Registration fees	11,371	7,350	13,504
Printing	10,143	5,523	24,164
Communication	5,062	2,866	8,575
Directors and Board meeting expenses	6,024	2,928	13,421
Insurance	3,097	1,602	7,553
Other expenses	2,062	1,163	4,087
Administration fees	—	—	—

Total expenses	358,894	178,413	828,760

Less fees waived and expenses reimbursed by RE Advisers	—	(17,631)	(40,075)

Net expenses	358,894	160,782	788,685

NET INVESTMENT INCOME (LOSS)	932,586	481,334	2,876,039

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	47	26,482	38,719
Net change in unrealized appreciation (depreciation)	—	62,670	(461,481)

NET GAIN (LOSS) ON INVESTMENTS	47	89,152	(422,762)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$932,633	$570,486	$2,453,277

(a)	Represents realized and unrealized gain (loss) on investments allocated from the master portfolio.

   Statements of Operations
The accompanying notes are an integral part of these financial statements.

			Small-Company	International Stock		Nasdaq-100 Index
Stock Index Fund		Value Fund	Stock Fund	Index Fund		Tracking StockSM Fund

$—		$365,279	$67,329	$—		$370
—		3,928,825	225,387	—		6,111
406,898		—	—	157,318		—
(9,920)		—	—	(6,459)		—

396,978		4,294,104	292,716	150,859		6,481

—		1,152,903	170,326	—		8,017
38,441		179,826	40,800	23,327		19,291
7,791		77,085	17,063	5,294		4,999
4,552		60,670	5,565	126		870
7,461		17,783	7,642	8,859		6,909
6,694		52,606	7,081	2,143		1,882
5,084		26,333	5,430	2,337		2,044
2,692		28,801	2,668	675		413
1,443		15,142	1,343	294		242
1,591		13,545	1,635	380		473
54,937		—	—	10,622		—

130,686		1,624,694	259,553	54,057		45,140

—		—	—	—		—

130,686		1,624,694	259,553	54,057		45,140

266,292		2,669,410	33,163	96,802		(38,659)

(256,459	)(a)	9,429,409	485,559	2,028,638	(a)	45,414
(505,591	)(a)	2,023,775	462,191	(2,282,544	)(a)	(589,670)

(762,050)		11,453,184	947,750	(253,906)		(544,256)

$(495,758)		$14,122,594	$980,913	$(157,104)		$(582,915)

Statements of Operations
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
June 30, 2005

	Daily Income Fund

	Six Months
	Ended June 30,	Year Ended
	2005	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2004

Operations
Net investment income (loss)	$932,586	$570,509
Net realized gain (loss) on investments	47	—
Net change in unrealized appreciation (depreciation)	—	—

Increase in net assets from operations	932,633	570,509

Distributions to Shareholders
Net investment income	(932,586)	(570,509)
Net realized gain on investments	—	—

Total distributions to shareholders	(932,586)	(570,509)

Capital Share Transactions, Net (See Note 7)	10,305,711	10,733,044

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,305,758	10,733,044

NET ASSETS
Beginning of period	90,278,972	79,545,928

End of period	$100,584,730	$90,278,972

	Value Fund

	Six Months
	Ended June 30,	Year Ended
	2005	December 31,
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)	2004

Operations
Net investment income (loss)	$2,669,410	$4,473,997
Net realized gain (loss) on investments	9,429,409	9,765,820
Net change in unrealized appreciation (depreciation)	2,023,775	37,135,671

Increase in net assets from operations	14,122,594	51,375,488

Distributions to Shareholders
Net investment income	(2,655,405)	(4,474,784)
Net realized gain on investments	—	(9,765,877)

Total distributions to shareholders	(2,655,405)	(14,240,661)

Capital Share Transactions, Net (See Note 7)	7,870,817	14,266,172

Capital Contribution (See Note 5)	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,338,006	51,400,999

NET ASSETS
Beginning of period	402,346,281	350,945,282

End of period	$421,684,287	$402,346,281

   Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

Short-Term
Government
Securities Fund		Short-Term Bond Fund		Stock-Index Fund

Six Months		Six Months		Six Months
Ended June 30,	Year Ended	Ended June 30,	Year Ended	Ended June 30,	Year Ended
2005	December 31,	2005	December 31,	2005	December 31,
(Unaudited)	2004	(Unaudited)	2004	(Unaudited)	2004

$481,334	$844,576	$2,876,039	$5,737,747	$266,292	$498,967
26,482	(8,126)	38,719	55,940	(256,459)	(380,316)
62,670	(397,834)	(461,481)	(2,697,940)	(505,591)	3,818,689

570,486	438,616	2,453,277	3,095,747	(495,758)	3,937,340

(481,334)	(852,911)	(2,887,471)	(5,820,414)	—	(494,005)
—	—	—	—	—	—

(481,334)	(852,911)	(2,887,471)	(5,820,414)	—	(494,005)

(203,944)	1,857,881	(3,040,034)	(9,172,841)	462,991	6,803,304

(114,792)	1,443,586	(3,474,228)	(11,897,508)	(32,767)	10,246,639

43,295,645	41,852,059	202,387,765	214,285,273	44,396,395	34,149,756

$43,180,853	$43,295,645	$198,913,537	$202,387,765	$44,363,628	$44,396,395

			International		Nasdaq-100
	Small-Company		Stock Index		Index Tracking
	Stock Fund		Fund		StockSM Fund

	Six Months		Six Months		Six Months
	Ended June 30,	Year Ended	Ended June 30,	Year Ended	Ended June 30,	Year Ended
	2005	December 31,	2005	December 31,	2005	December 31,
	(Unaudited)	2004	(Unaudited)	2004	(Unaudited)	2004

	$33,163	$(22,140)	$96,802	$48,764	$(38,659)	$(27,550)
	485,559	442,335	2,028,638	1,031,501	45,414	843,713
	462,191	3,990,380	(2,282,544)	(80,016)	(589,670)	(237,728)

.12	980,913	4,410,575	(157,104)	1,000,249	(582,915)	578,435

	—	—	—	(114,584)	—	—
	—	(96,142)	—	(170,001)	(338,180)	—

	—	(96,142)	—	(284,585)	(338,180)	—

	2,181,287	4,790,453	2,090,515	2,845,643	564,914	875,579

	—	—	—	23,772	—	—

	3,162,200	9,104,886	1,933,411	3,585,079	(356,181)	1,454,014

	38,936,691	29,831,805	7,438,617	3,853,538	6,815,673	5,361,659

	$42,098,891	$38,936,691	$9,372,028	$7,438,617	$6,459,492	$6,815,673

Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2005
	(Unaudited)		2004		2003		2002	2001		2000

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Income from investment operations
Net investment income	0.01	(b,c)	0.01	(a,b)	0.01	(a,b)	0.01	0.04	(a)	0.06	(a)
Net realized and unrealized gain (loss) on investments	—		—		—		—	—		—

Total from investment operations	0.01		0.01		0.01		0.01	0.04		0.06

Distributions
Net investment income	(0.01)		(0.01)		(0.01)		(0.01)	(0.04)		(0.06)
Net realized gain	—		—		—		—	—		—

Total distributions	(0.01)		(0.01)		(0.01)		(0.01)	(0.04)		(0.06)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

TOTAL RETURN	0.97	%(c)	0.65	%(a,b)	0.51	%(a,b)	1.25%	3.65	%(a)	5.76	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$100,585		$90,279		$79,546		$76,047	$66,204		$63,701
Ratio of gross expenses before voluntary expense limitation to average net assets	0.76	%(d)	0.79%		0.80%		0.80%	0.84%		0.86%
Ratio of net investment income to average net assets	1.97	%(d)	0.66	%(a,b)	0.51	%(a,b)	1.24%	3.58	%(a)	5.62	%(a)
Ratio of expenses to average net assets	0.76	%(d)	0.75	%(a,b)	0.75	%(a,b)	0.80%	0.80	%(a)	0.80	%(a)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.
(c)	Aggregate total return for the period.

(d)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2005
	(Unaudited)		2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF YEAR	$5.11		$5.16	$5.22	$5.14	$5.08	$5.00

Income from investment operations
Net investment income(a)	0.06		0.10	0.12	0.16	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.01		(0.05)	(0.06)	0.08	0.06	0.08

Total from investment operations	0.07		0.05	0.06	0.24	0.31	0.34

Distributions
Net investment income	(0.06)		(0.10)	(0.12)	(0.16)	(0.25)	(0.26)
Net realized gain	—		—	— (b)	—	—	—

Total distributions	(0.06)		(0.10)	(0.12)	(0.16)	(0.25)	(0.26)

NET ASSET VALUE, END OF PERIOD	$5.12		$5.11	$5.16	$5.22	$5.14	$5.08

TOTAL RETURN(a)	1.32	%(c)	1.03%	1.18%	4.82%	6.19%	7.04%

RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$198,914		$43,296	$41,852	$39,177	$32,270	$28,113
Ratio of gross expenses before voluntary expense limitation to average net assets	0.83	%(d)	0.82%	0.84%	0.86%	0.92%	0.88%
Ratio of net investment income to average net assets(a)	2.25	%(d)	1.98%	2.20%	3.09%	4.74%	5.21%
Ratio of expenses to average net assets(a)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	27%		41%	41%	40%	52%	18%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than .01 per share.
(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2005
	(Unaudited)		2004		2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF YEAR	$5.17		$5.23		$5.30	$5.26	$5.18	$5.09

Income from investment operations
Net investment income(a)	0.07		0.15(b	)	0.17	0.23	0.28	0.30
Net realized and unrealized gain (loss) on investments	(0.01)		(0.06)		(0.07)	0.04	0.08	0.09

Total from investment operations	0.06		0.09		0.10	0.27	0.36	0.39

Distributions
Net investment income	(0.07)		(0.15)		(0.17)	(0.23)	(0.28)	(0.30)
Net realized gain	—		—		—	—	—	—

Total distributions	(0.07)		(0.15)		(0.17)	(0.23)	(0.28)	(0.30)

NET ASSET VALUE, END OF PERIOD	$5.16		$5.17		$5.23	$5.30	$5.26	$5.18

TOTAL RETURN(a)	1.26	%(c)	1.65	%(b)	1.86%	5.33%	7.13%	7.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$198,914		$202,388		$214,285	$201,487	$170,935	$148,128
Ratio of gross expenses before voluntary expense limitation to average net assets	0.84	%(d)	0.82%		0.82%	0.82%	0.83%	0.87%
Ratio of net investment income to average net assets(a)	2.92	%(d)	2.75	%(b)	3.11%	4.39%	5.36%	5.81%
Ratio of expenses to average net assets(a)	0.80	%(d)	0.75	%(b)	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	19%		45%		72%	72%	68%	22%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

(c)	Aggregate total return for the period.

(d)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2005
	(Unaudited)		2004	2003		2002		2001		2000

NET ASSET VALUE, BEGINNING OF YEAR	$9.03		$8.29	$6.55		$8.55		$9.84		$10.96

Income from investment operations
Net investment income	0.05		0.10	0.07(a	)	0.06(a	)	0.05(a	)	0.06
Net realized and unrealized gain (loss) on investments	(0.15)		0.74	1.73		(2.00)		(1.29)		(1.12)

Total from investment operations	(0.10)		0.84	1.80		(1.94)		(1.24)		(1.06)

Distributions
Net investment income	—		(0.10)	(0.06)		(0.06)		(0.05)		(0.06)
Net realized gain	—		—	—		—		—		—

Total distributions	0.00		(0.10)	(0.06)		(0.06)		(0.05)		(0.06)

NET ASSET VALUE, END OF PERIOD	$8.93		$9.03	$8.29		$6.55		$8.55		$9.84

TOTAL RETURN	(1.11	)%(c)	10.15%	27.55	%(a)	(22.69	)%(a)	(12.55	)%(a)	(9.68)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$44,364		$44,364	$34,150		$20,632		$23,340		$26,214
Ratio of gross expenses before voluntary expense limitation to average net assets	0.64	%(d)	0.75%	0.92%		1.06%		1.10%		N/A
Ratio of net investment income to average net assets	1.21	%(d)	1.31%	1.04	%(a)	0.87	%(a)	0.61	%(a)	0.65%
Ratio of expenses to average net assets	0.64	%(d)	0.75%	0.75	%(a)	0.75	%(a)	0.75	%(a)	0.59%
Portfolio turnover rate(b)	N/A		N/A	N/A		N/A		N/A		N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	See Appendix A for the portfolio turnover of the Equity 500 Index Portfolio.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2005
	(Unaudited)		2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF YEAR	$30.44		$27.52	$22.24	$25.50	$25.38	$23.53

Income from investment operations
Net investment income	0.20		0.35	0.37	0.33	0.33	0.39
Net realized and unrealized gain on investments	0.85		3.68	5.42	(3.26)	1.17	1.85

Total from investment operations	1.05		4.03	5.79	(2.93)	1.50	2.24

Distributions
Net investment income	(0.20)		(0.35)	(0.37)	(0.33)	(0.33)	(0.39)
Net realized gain	—		(0.76)	(0.14)	— (a)	(1.05)	—

Total distributions	(0.20)		(1.11)	(0.51)	(0.33)	(1.38)	(0.39)

NET ASSET VALUE, END OF PERIOD	$31.29		$30.44	$27.52	$22.24	$25.50	$25.38

TOTAL RETURN	3.44	%(b)	14.71%	26.16%	(11.56)%	5.90%	9.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$421,684		$402,346	$350,945	$290,207	$335,115	$336,773
Ratio of net investment income to average net assets	1.32	%(c)	1.23%	1.54%	1.35%	1.26%	1.58%
Ratio of expenses to average net assets	0.81	%(c)	0.82%	0.84%	0.83%	0.85%	0.85%
Portfolio turnover rate	5%		8%	12%	29%	19%	18%

(a)	Less than .01 per share.

(b)	Aggregate total return for the period.

(c)	Annualized.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

	Six Months
	Ended		Year Ended December 31,
	June 30, 2005
	(Unaudited)		2004	2003		2002		2001		2000

NET ASSET VALUE, BEGINNING OF YEAR	$15.69		$13.89	$10.49		$10.55		$9.51		$8.32

Income from investment operations
Net investment income	0.01		(0.01)	—	(a)	—	(a,b)	0.02	(a)	0.08	(a)
Net realized and unrealized gain (loss) on investments	0.35		1.85	3.40		(0.06)		1.04		1.19

Total from investment operations	0.36		1.84	3.40		(0.06)		1.06		1.27

Distributions
Net investment income	—		—	—		—	(b)	(0.02)		(0.08)
Net realized gain	—		(0.04)	—		—		—		—

Total distributions	—		(0.04)	—		—		(0.02)		(0.08)

NET ASSET VALUE, END OF PERIOD	$16.05		$15.69	$13.89		$10.49		$10.55		$9.51

TOTAL RETURN	2.29	%(c)	13.24%	32.41	%(a)	(0.57	)%(a)	11.17	%(a)	15.21	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$42,099		$38,937	$29,832		$19,586		$13,522		$10,633
Ratio of gross expenses before voluntary expense limitation to average net assets	1.30	%(d)	1.37%	1.54%		1.60%		1.94%		2.04%
Ratio of net investment income (loss) to average net assets	0.17	%(d)	(0.07)%	(0.03	)%(a)	(0.03	)%(a)	0.24	%(a)	0.87	%(a)
Ratio of expenses to average net assets	1.30	%(d)	1.37%	1.50	%(a)	1.50	%(a)	1.50	%(a)	1.50	%(a)
Portfolio turnover rate	2%		6%	17%		12%		20%		11%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than .01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Stock Index Fund
For a Share Outstanding Throughout Each Period

	Six Months								January 22, 2001
	Ended		Year Ended December 31,						(Inception Date)
	June 30, 2005								to December 31,
	(Unaudited)		2004		2003		2002		2001

NET ASSET VALUE, BEGINNING OF YEAR	$9.48		$8.36		$6.33		$7.75		$10.00

Income from investment operations
Net investment income	0.11		0.07	(a)	0.04	(a)	0.48	(a)	(0.01	)(a)
Net realized and unrealized gain on investments	(0.29)		1.40		2.23		(1.36)		(2.24)
Capital contribution	—		0.03		—		—		—

Total from investment operations	(0.18)		1.50		2.27		(0.88)		(2.25)

Distributions
Net investment income	—		(0.15)		(0.10)		(0.51)		—
Net realized gain	—		(0.23)		(0.14)		(0.03)		—

Total distributions	—		(0.38)		(0.24)		(0.54)		—

NET ASSET VALUE, END OF PERIOD	$9.30		$9.48		$8.36		$6.33		$7.75

TOTAL RETURN (a)	(1.90	)%(c)	17.94	%(b)	35.88%		(17.63)%		(22.50	)%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$9,372		$7,439		$3,854		$1,494		$424
Ratio of gross expenses before voluntary expense limitation to average net assets	1.42	%(d)	1.76%		3.68%		7.03%		17.79	%(d)
Ratio of net investment income (loss) to average net assets	2.28	%(d)	0.90	%(a)	0.76	%(a)	0.57	%(a)	(0.23	)%(a,d)
Ratio of expenses to average net assets	1.42	%(d)	1.50	%(a)	1.50	%(a)	1.50	%(a)	1.50	%(a,d)
Portfolio turnover rate(e)	N/A		N/A		N/A		N/A		N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Aggregate total return for the period.

(d)	Annualized.

(e)	See Appendix B for the portfolio turnover of the MSCI® EAFE® Index Portfolio.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Nasdaq-100 Index Tracking StockSM Fund
For a Share Outstanding Throughout Each Period

	Six Months							January 22, 2001
	Ended		Year Ended December 31,					(Inception Date)
	June 30, 2005							to December 31,
	(Unaudited)		2004	2003		2002		2001

NET ASSET VALUE, BEGINNING OF YEAR	$5.44		$5.00	$3.40		$5.50		$10.00

Income from investment operations
Net investment income	(0.03)		(0.02)	(0.06	)(a)	(0.06	)(a)	(0.05	)(a)
Net realized and unrealized gain on investments	(0.43)		0.46	1.66		(2.04)		(4.45)

Total from investment operations	(0.46)		0.44	1.60		(2.10)		(4.50)

Distributions
Net investment income	—		—	—		—		—
Net realized gain	(0.25)		—	—		—		—

Total distributions	(0.25)		—	—		—		—

NET ASSET VALUE, END OF PERIOD	$4.73		$5.44	$5.00		$3.40		$5.50

TOTAL RETURN	(8.37	)%(b)	8.80%	47.06	%(a)	(38.18	)%(a)	(45.00	)%(a,b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$6,459		$6,816	$5,362		$1,779		$1,282
Ratio of gross expenses before voluntary expense limitation to average net assets	1.41	%(c)	1.50%	2.47%		4.86%		5.96	%(c)
Ratio of net investment income (loss) to average net assets	(1.21	)%(c)	(0.44)%	(1.42	)%(a)	(1.47	)%(a)	(1.26	)%(a,c)
Ratio of expenses to average net assets	1.41	%(c)	1.50%	1.50	%(a)	1.50	%(a)	1.50	%(a,c)
Portfolio turnover rate	12%		55%	68%		32%		253%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Aggregate total return for the period.

(c)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking StockSM Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund and the International Stock Index Fund (the “Feeder Funds”) seek to achieve their investment objectives by investing substantially all of their assets in the State Street Equity 500 Index Portfolio (the “Equity 500 Index Portfolio”) and the State Street MSCI® EAFE® Index Portfolio (the “EAFE® Index Portfolio”), respectively. The Equity 500 Index Portfolio and the EAFE® Index Portfolio (the “Portfolios”) are registered under the Act as open-end investment companies managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation and are designed to replicate the returns of the S&P 500 Index and the MSCI® EAFE® Index, respectively. At June 30, 2005, the Stock Index Fund’s investment was 1.86% of the Equity 500 Index Portfolio and the International Stock Index Fund’s investment was 20.68% of the EAFE® Index Portfolio. The financial statements of these Portfolios are contained in Appendix A & B of this report and should be read in conjunction with the financial statements for the Feeder Funds.

The Nasdaq-100 Index Tracking StockSM Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of June 30, 2005, substantially all of the assets of the Nasdaq-100 Index Tracking StockSM Fund were invested in shares of the Nasdaq-100 Index Tracking StockSM, an exchange-traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index®. More information about the Nasdaq-100 Index Tracking StockSM is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking StockSM Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, and the Nasdaq-100 Index Tracking StockSM Fund. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of Commercial Paper with a remaining maturity of 60 days or less at the time of purchase), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper with a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. The Board of Trustees of the Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund or the International Stock Index Fund. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio’s financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly.

Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking StockSM Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

   Notes to Financial Statements

The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the funds’ own expenses which are accrued daily.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

In 2004, the Stock Index Fund and the International Stock Index Fund changed their tax year from the period ended December 31, to the period ended August 31, to coincide with the tax year of the Master Portfolios.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

Tax Basis Unrealized Gain (Loss) on Investment and Distributions

At June 30, 2005, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$100,635,818	$—	$—	$—
Short-Term Government Securities Fund	$42,371,219	$268,838	$(148,838)	$120,000
Short-Term Bond Fund	$203,782,728	$567,512	$(2,143,690)	$(1,576,178)
Value Fund	$260,097,802	$164,760,739	$(3,743,835)	$161,016,904
Small-Company Stock Fund	$30,346,346	$12,532,037	$(753,302)	$11,778,735
Nasdaq-100 Index Tracking StockSM Fund	$6,497,545	$1,206	$—	$1,206

Net unrealized appreciation/ (depreciation) of Stock Index Fund and International Stock Index Fund’s investment in the Equity 500 Index Portfolio and the MSCI® EAFE® Index Portfolio, respectively, consists of an allocated portion of the portfolio’s unrealized appreciation/ (depreciation). For information pertaining to the unrealized appreciation/ (depreciation) for the Equity 500 Index Portfolio and the MSCI® EAFE® Index Portfolio, please refer to Appendix A & B of this report.

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2005, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$1,159,231	$1,476,271
Short-Term Bond Fund	$33,110,680	$35,770,830
Value Fund	$21,743,192	$19,655,120
Small-Company Stock Fund	$3,201,970	$750,722
Nasdaq-100 Index Tracking Stocksm Fund	$987,047	$765,360

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund and the International Stock Index Fund, please refer to Appendix A & B of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2005, were as follows:

		Proceeds
	Purchases	from Sale

Short-Term Government Securities Fund	$12,172,450	$7,058,061
Short-Term Bond Fund	$1,039,817	$5,268,832

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund and the International Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking StockSM Fund.

With respect to the Stock Index Fund and the International Stock Index Fund (the “Feeder Funds”), Administrative Service Agreements with RE Advisers have been contracted, under which RE Advisers provides certain administrative services to each Feeder Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of each Feeder Funds’ average daily net assets. In addition, the Feeder Funds are allocated a management fee from the portfolio in which they invest, calculated daily at an annual rate of .045% for the Stock Index Fund and .15% for the International Stock Index Fund of their average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolios on behalf of their investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking StockSM Fund.

For the period July 1, 2003 to June 30, 2004, RE Advisers voluntarily reduced the amount of the expense limitation from .80% to .70% for Daily Income Fund. Effective July 1, 2004, RE Advisers reinstated the contractual expense limitation of .80% for the Daily Income Fund, as set forth in the Expense Limitation Agreement with RE Advisers. Effective December 1, 2004, RE Advisers increased the amount of the expense limitation for the Short-Term Bond Fund from .75% to .80%.

Pursuant to the Expense Limitation Agreements, management fees waived for the six-month period ended June 30, 2005, amounted to $17,631 for the Short-Term Government Securities Fund and $40,075 for the Short-Term Bond Fund.

On December 20, 2004, RE Advisers made a voluntary capital contribution to the International Stock Index Fund in the amount of $23,772, in order to bring the Fund’s return more closely in line with the Index.

Notes to Financial Statements

6. SUBSEQUENT EVENT

On June 14, 2005, SSgA, the investment manager of the master portfolio in which the Homestead International Stock Index Fund invests substantially all of its assets, notified RE Advisers of its intention to close the master portfolio. RE Advisers, with the guidance of Homestead Funds’ Board of Directors, has begun the search for an alternative investment arrangement whose investment objective will also be to match as closely as possible the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index.

7. CAPITAL SHARE TRANSACTIONS

As of June 30, 2005, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking StockSM Fund. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)

Period Ended June 30, 2005
In Dollars

Daily Income Fund	$40,678,544	$903,048	$41,581,592	$(31,275,881)	$10,305,711
Short-Term Government Securities Fund	$3,544,844	$455,813	$4,000,657	$(4,204,601)	$(203,944)
Short-Term Bond Fund	$16,554,172	$2,741,223	$19,295,395	$(22,335,429)	$(3,040,034)
Stock Index Fund	$4,702,431	$—	$4,702,431	$(4,239,440)	$462,991
Value Fund	$26,386,225	$2,657,326	$29,043,551	$(21,172,734)	$7,870,817
Small-Company Stock Fund	$5,073,254	$—	$5,073,254	$(2,891,967)	$2,181,287
International Stock Index Fund	$2,915,982	$—	$2,915,982	$(825,467)	$2,090,515
Nasdaq-100 Index Tracking StockSM Fund	$1,182,449	$332,082	$1,514,531	$(949,617)	$564,914
In Shares

Daily Income Fund	40,678,544	903,048	41,581,592	(31,275,881)	10,305,711
Short-Term Government Securities Fund	693,876	89,188	783,064	(822,836)	(39,772)
Short-Term Bond Fund	3,213,271	532,271	3,745,542	(4,340,089)	(594,547)
Stock Index Fund	530,686	—	530,686	(478,578)	52,108
Value Fund	869,869	84,979	954,848	(693,714)	261,134
Small-Company Stock Fund	327,754	—	327,754	(185,416)	142,338
International Stock Index Fund	311,333	—	311,333	(88,594)	222,739
Nasdaq-100 Index Tracking StockSM Fund	237,257	70,506	307,763	(194,891)	112,872
Year Ended December 31, 2004
In Dollars

Daily Income Fund	$71,822,679	$563,619	$72,386,298	$(61,653,254)	$10,733,044
Short-Term Government Securities Fund	$9,833,030	$802,923	$10,635,953	$(8,778,072)	$1,857,881
Short-Term Bond Fund	$41,699,498	$5,325,671	$47,025,169	$(56,198,010)	$(9,172,841)
Stock Index Fund	$12,271,363	$488,355	$12,759,718	$(5,956,414)	$6,803,304
Value Fund	$44,910,191	$13,947,671	$58,857,862	$(44,591,690)	$14,266,172
Small-Company Stock Fund	$13,670,767	$95,372	$13,766,139	$(8,975,686)	$4,790,453
International Stock Index Fund	$4,797,501	$284,038	$5,081,539	$(2,235,988)	$2,845,551
Nasdaq-100 Index Tracking StockSM Fund	$5,007,109	$—	$5,007,109	$(4,131,530)	$875,579
In Shares

Daily Income Fund	71,822,679	563,619	72,386,298	(61,653,254)	10,733,044
Short-Term Government Securities Fund	1,913,383	156,446	2,069,829	(1,709,059)	360,770
Short-Term Bond Fund	8,021,815	1,025,805	9,047,620	(10,819,532)	(1,771,912)
Stock Index Fund	1,447,165	54,082	1,501,247	(701,262)	799,985
Value Fund	1,571,067	461,830	2,032,897	(1,567,530)	465,367
Small-Company Stock Fund	954,103	6,079	960,182	(627,150)	333,032
International Stock Index Fund	553,941	29,962	583,903	(260,249)	323,654
Nasdaq-100 Index Tracking StockSM Fund	997,881	—	997,881	(815,639)	182,242

   Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman

Peter R. Morris, Director and President
Anthony M. Marinello, Director and Vice President
Francis P. Lucier, Director
Douglas W. Johnson, Director
Anthony C. Williams, Director
Denise Trujillo, Vice President and Counsel
Sheri Cooper, Treasurer
Danielle C. Sieverling, Secretary and Chief Compliance Officer

Directors and Officers

STATE STREET EQUITY 500 INDEX PORTFOLIO: Appendix A

Portfolio of Investments	57
Statement of Assets and Liabilities	63
Statement of Operations	64
Statements of Changes in Net Assets	65
Financial Highlights	66
Notes to Financial Statements	67

   Appendix A

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio
June 30, 2005 (Unaudited)

		Value
COMMON STOCKS	Shares	(000)

(97.6% of portfolio)
CONSUMER DISCRETIONARY—11.1%
AutoNation, Inc. (a)	48,800	$1,001
AutoZone, Inc. (a)	13,987	1,293
Bed Bath & Beyond, Inc. (a)	63,114	2,637
Best Buy Co., Inc.	63,621	4,361
Big Lots, Inc. (a)	24,438	324
Black & Decker Corp.	17,033	1,530
Brunswick Corp.	20,829	902
Carnival Corp. (b)	112,919	6,160
Centex Corp. (b)	26,976	1,906
Circuit City Stores, Inc.	41,339	715
Clear Channel Communications, Inc.	108,865	3,367
Coach, Inc. (a)	81,400	2,733
Comcast Corp. (a)	471,067	14,462
Cooper Tire & Rubber Co. (b)	12,537	233
Dana Corp.	32,949	495
Darden Restaurants, Inc.	31,910	1,052
Delphi Corp. (b)	121,567	565
Dillard’s, Inc. Class A (b)	15,253	357
Dollar General Corp. (b)	65,215	1,328
Dow Jones & Co., Inc. (b)	15,326	543
DR Horton, Inc.	3,900	147
Eastman Kodak Co.	60,837	1,634
eBay, Inc. (a)	261,920	8,646
Family Dollar Stores, Inc.	36,368	949
Federated Department Stores, Inc.	35,976	2,636
Ford Motor Co. (b)	390,255	3,996
Fortune Brands, Inc.	30,866	2,741
Gannett Co., Inc.	53,538	3,808
Gap, Inc.	161,830	3,196
General Motors Corp. (b)	121,173	4,120
Genuine Parts Co.	37,793	1,553
Goodyear Tire & Rubber Co. (a)(b)	37,942	565
Harley-Davidson, Inc.	60,838	3,018
Harrah’s Entertainment, Inc.	38,233	2,756
Hasbro, Inc.	36,087	750
Hilton Hotels Corp.	81,743	1,950
Home Depot, Inc.	458,457	17,834
International Game Technology	73,352	2,065
Interpublic Group of Cos., Inc. (a)	91,677	1,117
JC Penney & Co., Inc.	56,188	2,954
Johnson Controls, Inc.	41,196	2,321
Jones Apparel Group, Inc.	26,679	828
KB HOME	17,662	1,346
Knight-Ridder, Inc.	16,291	999
Kohl’s Corp. (a)	69,510	3,886
Leggett & Platt, Inc.	41,354	1,099
Limited Brands	82,669	1,771
Liz Claiborne, Inc.	23,541	936
Lowe’s Cos., Inc.	165,023	9,608
Marriot International, Inc. Class A	42,839	2,923
Mattel, Inc.	89,845	1,644
May Department Stores Co.	65,567	2,633
Maytag Corp. (b)	17,529	275
McDonald’s Corp.	271,653	7,538
McGraw-Hill, Inc.	80,026	3,541
Meredith Corp.	9,847	483
New York Times Co. Class A	31,545	983
Newell Rubbermaid, Inc. (b)	59,621	1,421
News Corp. Class A	615,700	9,962
NIKE, Inc. Class B	49,113	4,253
Nordstrom, Inc.	26,738	1,817
Office Depot, Inc. (a)	67,570	1,543
OfficeMax, Inc. (b)	14,319	426
Omnicom Group, Inc.	39,217	3,132
Pulte Homes, Inc.	25,236	2,126
RadioShack Corp.	34,353	796
Reebok International, Ltd.	12,071	505
Reynolds American, Inc. (b)	24,740	1,950
Sears Holding Corp. (a)	21,952	3,290
Sherwin-Williams Co.	27,370	1,289
Snap-On, Inc. (b)	12,548	430
Stanley Works	16,332	744
Staples, Inc.	158,325	3,376
Starbucks Corp. (a)	83,226	4,300
Starwood Hotels & Resorts Worldwide, Inc. Class B	47,312	2,771
Target Corp.	188,657	10,265
Tiffany & Co.	31,568	1,034
Time Warner, Inc. (a)	1,000,847	16,724
TJX Cos., Inc.	100,513	2,448
Toys “R” Us, Inc. (a)	46,669	1,236
Tribune Co.	63,455	2,232
Univision Communications, Inc. Class A (a)	63,118	1,739
V.F. Corp.	21,588	1,235
Viacom, Inc. Class B	356,697	11,421
Visteon Corp.	27,553	166
Walt Disney Co.	437,373	11,013
Wendy’s International, Inc.	24,567	1,171
Whirlpool Corp.	14,466	1,014
Yum! Brands, Inc.	62,122	3,235

Total Consumer Discretionary		264,277

CONSUMER STAPLES—9.8%
Alberto Culver Co. Class B	18,258	791
Albertson’s, Inc. (b)	79,613	1,646
Altria Group, Inc.	444,464	28,739
Anheuser-Busch Cos., Inc.	165,867	7,588
Archer-Daniels-Midland Co.	132,667	2,836
Avon Products, Inc.	100,548	3,806
Brown-Forman Corp. Class B	19,582	1,184
Campbell Soup Co.	69,283	2,132
Clorox Co.	33,010	1,839
Coca-Cola Co.	484,135	20,213
Coca-Cola Enterprises, Inc.	74,900	1,649
Colgate-Palmolive Co.	111,735	5,577
ConAgra Foods, Inc.	109,746	2,542
Constellation Brands, Inc. Class A (a)	3,700	110
Costco Wholesale Corp.	103,551	4,641
CVS Corp.	175,484	5,101
General Mills, Inc.	80,464	3,765

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2005 (Unaudited)

		Value
	Shares	(000)

(Consumer Staples - continued)
Gillette Co.	214,844	$10,878
H.J. Heinz Co.	74,520	2,640
Hershey Foods Corp.	46,608	2,894
Kellogg Co.	74,829	3,325
Kimberly-Clark Corp.	102,164	6,395
Kroger Co. (a)	155,822	2,965
McCormick & Co., Inc.	29,400	961
Molson Coors Brewing Co., Class B	16,744	1,038
Pepsi Bottling Group, Inc.	41,853	1,197
PepsiCo, Inc.	359,710	19,399
Procter & Gamble Co.	531,122	28,017
Safeway, Inc. (a)	95,193	2,150
Sara Lee Corp.	168,217	3,332
SuperValu, Inc.	29,060	948
Sysco Corp.	135,181	4,892
UST Corp.	35,747	1,632
Wal-Mart Stores, Inc.	717,728	34,595
Walgreen Co.	218,110	10,031
Wrigley Wm., Jr. Co.	41,616	2,865

Total Consumer Staples		234,313

ENERGY—8.3%
Amerada Hess Corp.	18,402	1,960
Anadarko Petroleum Corp.	50,654	4,161
Apache Corp.	69,830	4,511
Ashland, Inc.	14,480	1,041
Baker Hughes, Inc.	72,080	3,688
BJ Services Co.	34,955	1,834
Burlington Resources, Inc.	82,456	4,555
ChevronTexaco Corp.	450,394	25,186
ConocoPhillips	297,382	17,097
Devon Energy Corp.	101,222	5,130
EOG Resources, Inc.	50,868	2,889
ExxonMobil Corp.	1,364,402	78,412
Halliburton Co.	107,586	5,145
Kerr-McGee Corp.	24,721	1,886
Marathon Oil Corp.	73,934	3,946
Nabors Industries, Ltd. (a)	32,815	1,989
National Oilwell Varco Inc. (a)(b)	36,300	1,726
Noble Corp.	29,323	1,804
Occidental Petroleum Corp.	85,123	6,549
Rowan Cos., Inc. (b)	23,239	690
Schlumberger, Ltd.	125,907	9,561
Sunoco, Inc.	14,928	1,697
Transocean, Inc. (a)	70,895	3,826
Unocal Corp.	57,688	3,753
Valero Energy Corp.	54,700	4,327

Total Energy		197,363

FINANCIALS—19.8%
ACE, Ltd.	60,455	2,711
AFLAC, Inc.	107,416	4,649
Allstate Corp.	142,707	8,527
Ambac Financial Group, Inc.	23,047	1,608
American Express Co.	250,573	13,338
American International Group, Inc.	556,783	32,349
AmSouth Bancorp	75,519	1,964
AON Corp.	68,523	1,716
Apartment Investment & Management Co. Class A	20,500	839
Archstone-Smith Trust	42,400	1,638
Bank of America Corp.	862,600	39,343
Bank of New York Co., Inc.	166,679	4,797
BB&T Corp.	117,018	4,677
Bear Stearns Cos., Inc.	24,099	2,505
Capital One Financial Corp.	54,815	4,386
Charles Schwab Corp.	244,493	2,758
Chubb Corp.	42,539	3,642
Cincinnati Financial Corp.	35,405	1,401
CIT Group, Inc.	44,800	1,925
Citigroup, Inc.	1,115,371	51,564
Comerica, Inc.	36,232	2,094
Compass Bancshares, Inc. (b)	26,600	1,197
Countrywide Financial Corp.	127,386	4,918
E*Trade Financial Corp. (a)	80,600	1,128
Equity Office Properties Trust	85,841	2,841
Equity Residential	60,107	2,213
Fannie Mae	206,729	12,073
Federal Home Loan Mortgage Corp.	148,846	9,709
Federated Investors, Inc. Class B	20,700	621
Fifth Third Bancorp (b)	110,900	4,570
First Horizon National Corp. (b)	26,717	1,127
Franklin Resources, Inc.	42,144	3,244
Golden West Financial Corp. (b)	60,222	3,877
Goldman Sachs Group, Inc.	94,400	9,631
Hartford Financial Services Group, Inc.	63,088	4,718
Huntington Bancshares, Inc. (b)	50,054	1,208
J.P. Morgan Chase & Co.	755,219	26,674
Janus Capital Group, Inc.	48,419	728
Jefferson-Pilot Corp.	29,560	1,490
KeyCorp	86,509	2,868
Lehman Brothers Holdings, Inc.	58,918	5,849
Lincoln National Corp.	37,731	1,770
Loews Corp.	34,414	2,667
M & T Bank Corp.	21,200	2,229
Marsh & McLennan Cos., Inc.	112,736	3,123
Marshall & Ilsley Corp.	44,892	1,995
MBIA, Inc.	28,958	1,718
MBNA Corp.	270,802	7,084
Mellon Financial Corp.	90,223	2,589
Merrill Lynch & Co., Inc.	201,927	11,108
MetLife, Inc.	156,407	7,029
MGIC Investment Corp.	20,162	1,315
Moody’s Corp.	58,430	2,627
Morgan Stanley	234,043	12,280
National City Corp.	126,691	4,323
North Fork Bancorp, Inc.	104,435	2,934
Northern Trust Corp.	43,940	2,003
Plum Creek Timber Co., Inc.	39,780	1,444
PNC Financial Services Group, Inc.	60,247	3,281
Principal Financial Group, Inc.	62,750	2,629

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2005 (Unaudited)

		Value
	Shares	(000)

(Financials - continued)
Progressive Corp. (b)	42,447	$4,194
ProLogis	39,000	1,569
Providian Financial Corp. (a)	63,473	1,119
Prudential Financial, Inc.	111,900	7,347
Regions Financial Corp.	99,009	3,354
SAFECO Corp.	27,464	1,492
Simon Property Group, Inc.	47,163	3,419
SLM Corp.	89,642	4,554
Sovereign Bancorp, Inc.	77,900	1,740
St. Paul Travelers Cos., Inc.	143,425	5,670
State Street Corp. (c)	71,125	3,432
SunTrust Banks, Inc.	72,672	5,250
Synovus Financial Corp.	67,004	1,921
T. Rowe Price Group, Inc.	26,790	1,677
Torchmark Corp.	22,276	1,163
U.S. Bancorp	391,461	11,431
UnumProvident Corp. (b)	64,235	1,177
Wachovia Corp.	336,686	16,700
Washington Mutual, Inc.	189,313	7,703
Wells Fargo Co.	362,311	22,311
XL Capital, Ltd. Class A	29,532	2,198
Zions Bancorp	19,419	1,428

Total Financials		474,112

HEALTH CARE—12.9%
Abbott Laboratories	331,167	16,231
Aetna, Inc.	62,064	5,140
Allergan, Inc.	27,891	2,377
AmerisourceBergen Corp.	22,816	1,578
Amgen, Inc. (a)	264,275	15,978
Applera Corp. — Applied Biosystems Group	42,467	835
Bausch & Lomb, Inc.	11,625	965
Baxter International, Inc.	132,726	4,924
Becton, Dickinson & Co.	53,829	2,824
Biogen Idec, Inc. (a)	75,473	2,600
Biomet, Inc.	53,741	1,862
Boston Scientific Corp. (a)	160,196	4,325
Bristol-Myers Squibb Co.	417,317	10,425
C.R. Bard, Inc.	22,694	1,509
Cardinal Health, Inc.	91,466	5,267
Caremark Rx, Inc. (a)	96,908	4,314
Chiron Corp. (a)	31,244	1,090
CIGNA Corp.	27,989	2,996
Eli Lilly & Co.	241,997	13,482
Express Scripts, Inc. (a)	31,700	1,584
Forest Laboratories, Inc. (a)	72,706	2,825
Genzyme Corp. (a)	55,005	3,305
Gilead Sciences, Inc. (a)	96,800	4,258
Guidant Corp.	68,864	4,635
HCA, Inc.	90,759	5,143
Health Management Associates, Inc. Class A	52,698	1,380
Hospira, Inc. (a)	33,036	1,288
Humana, Inc. (a)	34,425	1,368
IMS Health, Inc.	48,381	1,198
Johnson & Johnson	637,746	41,453
King Pharmaceuticals, Inc. (a)	52,332	545
Laboratory Corp. of America Holdings (a)	29,200	1,457
Manor Care, Inc.	18,651	741
McKesson Corp.	63,631	2,850
Medco Health Solutions, Inc. (a)	58,672	3,131
MedImmune, Inc. (a)	53,965	1,442
Medtronic, Inc.	258,402	13,383
Merck & Co., Inc.	470,603	14,495
Millipore Corp. (a)	10,728	609
Mylan Laboratories Inc.	58,200	1,120
Pfizer, Inc.	1,594,574	43,978
Quest Diagnostics Inc.	39,400	2,099
Schering-Plough Corp.	316,124	6,025
St. Jude Medical, Inc. (a)	76,894	3,353
Stryker Corp.	79,908	3,800
Tenet Healthcare Corp. (a)	101,109	1,238
UnitedHealth Group, Inc.	270,468	14,102
Watson Pharmaceuticals, Inc. (a)	23,703	701
Wellpoint, Inc. (a)	132,078	9,198
Wyeth	288,031	12,817
Zimmer Holdings, Inc. (a)	52,720	4,016

Total Health Care		308,259

INDUSTRIALS—11.1%
3M Co.	164,384	11,885
Allied Waste Industries, Inc. (a)(b)	59,067	468
American Power Conversion Corp.	38,867	917
American Standard Cos., Inc.	38,221	1,602
Apollo Group, Inc. (a)	35,275	2,759
Avery Dennison Corp.	22,070	1,169
Boeing Co.	176,445	11,645
Burlington Northern Santa Fe Corp.	80,950	3,811
Caterpillar, Inc.	73,185	6,975
Cendant Corp.	225,922	5,054
Cintas Corp.	32,282	1,246
Cooper Industries, Ltd.	19,921	1,273
CSX Corp.	45,824	1,955
Cummins, Inc. (b)	9,173	684
Danaher Corp.	58,626	3,069
Deere & Co.	52,641	3,447
Delta Air Lines, Inc. (a)(b)	30,193	114
Dover Corp.	44,013	1,601
Eaton Corp.	32,178	1,927
Emerson Electric Co.	89,035	5,576
Equifax, Inc.	27,769	992
FedEx Corp.	64,546	5,229
Fluor Corp.	18,106	1,043
General Dynamics Corp.	42,806	4,689
General Electric Co. (d)	2,273,123	78,764
Goodrich Co.	25,755	1,055
H&R Block, Inc.	35,710	2,084
Honeywell International, Inc.	182,442	6,683
Illinois Tool Works, Inc.	58,264	4,643
Ingersoll-Rand Co. Class A	36,050	2,572
ITT Industries, Inc.	19,602	1,914

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2005 (Unaudited)

		Value
	Shares	(000)

(Industrials - continued)
L-3 Communications Holdings, Inc.	24,900	$1,907
Lockheed Martin Corp.	85,971	5,577
Masco Corp.	92,674	2,943
Monster Worldwide, Inc. (a)	25,792	740
Navistar International Corp. (a)	14,280	457
Norfolk Southern Corp.	85,261	2,640
Northrop Grumman Corp.	76,778	4,242
PACCAR, Inc.	36,970	2,514
Pall Corp. (b)	26,774	813
Parker-Hannifin Corp.	25,923	1,608
Pitney Bowes, Inc.	49,139	2,140
R.R. Donnelley & Sons Co.	46,660	1,610
Raytheon Co.	96,614	3,780
Robert Half International, Inc.	35,014	874
Rockwell Automation, Inc.	37,820	1,842
Rockwell Collins, Inc.	38,219	1,822
Ryder Systems, Inc.	13,980	512
Southwest Airlines Co. (b)	156,740	2,183
Textron, Inc.	29,175	2,213
Tyco International, Ltd.	434,548	12,689
Union Pacific Corp.	55,640	3,605
United Parcel Service, Inc. Class B	237,900	16,453
United Technologies Corp.	218,714	11,231
W.W. Grainger, Inc.	18,109	992
Waste Management, Inc.	121,179	3,434

Total Industrials		265,666

INFORMATION TECHNOLOGY—15.0%
ADC Telecommunications, Inc. (a)(b)	25,018	545
Adobe Systems, Inc.	103,742	2,969
Advanced Micro Devices, Inc. (a)	83,484	1,448
Affiliated Computer Services, Inc. (a)	27,400	1,400
Agilent Technologies, Inc. (a)	91,927	2,116
Altera Corp. (a)	79,078	1,567
Analog Devices, Inc.	79,361	2,961
Andrew Corp. (a)	34,827	444
Apple Computer, Inc. (a)	175,192	6,449
Applied Materials, Inc.	351,161	5,682
Applied Micro Circuits Corp. (a)	68,042	174
Autodesk, Inc.	48,730	1,675
Automatic Data Processing, Inc.	124,938	5,244
Avaya, Inc. (a)	103,715	863
BMC Software, Inc. (a)	48,036	862
Broadcom Corp. (a)	61,846	2,196
CIENA Corp. (a)(b)	126,088	263
Cisco Systems, Inc. (a)	1,371,759	26,214
Citrix Systems, Inc. (a)(b)	36,853	798
Computer Associates International, Inc.	113,344	3,115
Computer Sciences Corp. (a)	39,282	1,717
Compuware Corp. (a)	84,057	604
Comverse Technology, Inc. (a)	42,838	1,013
Convergys Corp. (a)	30,805	438
Corning, Inc. (a)	310,585	5,162
Dell, Inc. (a)	519,991	20,545
Electronic Arts, Inc. (a)	65,600	3,714
Electronic Data Systems Corp.	111,386	2,144
EMC Corp. (a)	513,541	7,041
First Data Corp.	166,304	6,675
Fiserv, Inc. (a)	40,847	1,754
Fisher Scientific International, Inc. (a)	25,400	1,648
Freescale Semiconductor, Inc. (a)	86,808	1,839
Gateway, Inc. (a)(b)	65,065	215
Hewlett-Packard Co.	616,519	14,494
Intel Corp.	1,324,303	34,511
International Business Machines Corp.	346,318	25,697
Intuit, Inc. (a)	40,051	1,807
Jabil Circuit, Inc. (a)	38,813	1,193
JDS Uniphase Corp. (a)(b)	312,419	475
KLA-Tencor Corp.	42,364	1,851
Lexmark International Group, Inc. Class A (a)	26,902	1,744
Linear Technology Corp.	65,375	2,399
LSI Logic Corp. (a)(b)	84,935	721
Lucent Technologies, Inc. (a)(b)	943,172	2,745
Maxim Integrated Products, Inc.	69,556	2,658
Mercury Interactive Corp. (a)	18,248	700
Micron Technology, Inc. (a)	132,632	1,354
Microsoft Corp. (d)	2,154,304	53,513
Molex, Inc. (b)	36,210	943
Motorola, Inc.	523,598	9,561
National Semiconductor Corp.	74,518	1,642
NCR Corp. (a)	40,384	1,418
Network Appliance, Inc. (a)	77,867	2,201
Novell, Inc. (a)(b)	82,542	512
Novellus Systems, Inc. (a)(b)	30,569	755
NVIDIA Corp. (a)	35,951	961
Oracle Corp. (a)	944,438	12,467
Parametric Technology Corp. (a)	58,241	372
Paychex, Inc.	75,627	2,461
PerkinElmer, Inc.	28,357	536
PMC-Sierra, Inc. (a)(b)	38,624	360
QLogic Corp. (a)	20,045	619
QUALCOMM, Inc.	348,878	11,516
Sabre Holdings Corp. Class A (b)	28,424	567
Sanmina-SCI Corp. (a)	112,858	617
Scientific-Atlanta, Inc.	32,168	1,070
Siebel Systems, Inc. (a)(b)	110,658	985
Solectron Corp. (a)	210,214	797
Sun Microsystems, Inc. (a)	718,988	2,682
SunGard Data Systems, Inc. (a)	61,450	2,161
Symantec Corp. (a)	151,200	3,287
Symbol Technologies, Inc.	52,185	515
Tektronix, Inc.	19,529	454
Tellabs, Inc. (a)	95,775	833
Teradyne, Inc. (a)(b)	42,792	512
Texas Instruments, Inc.	356,203	9,999
Thermo Electron Corp. (a)	34,829	936
Unisys Corp. (a)	72,779	461

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2005 (Unaudited)

		Value
	Shares	(000)

(Information Technology - continued)
VERITAS Software Corp. (a)	89,783	$2,191
Waters Corp. (a)	25,057	931
Xerox Corp. (a)	203,842	2,811
Xilinx, Inc.	74,104	1,890
Yahoo!, Inc. (a)	282,780	9,798

Total Information Technology		357,177

MATERIALS—2.8%
Air Products & Chemicals, Inc.	48,489	2,924
Alcoa, Inc.	186,646	4,877
Allegheny Technologies, Inc.	19,329	426
Ball Corp.	23,770	855
Bemis Co., Inc.	23,128	614
Dow Chemical Co.	205,999	9,173
E.I. Du Pont de Nemours & Co.	212,939	9,158
Eastman Chemical Co.	16,862	930
Ecolab, Inc.	46,826	1,515
Engelhard Corp.	26,530	757
Freeport-McMoRan Copper & Gold, Inc. Class B	38,614	1,446
Georgia-Pacific Group	55,940	1,779
Great Lakes Chemical Corp.	11,403	359
Hercules, Inc. (a)	24,698	349
International Flavors & Fragrances, Inc.	19,104	692
International Paper Co.	104,456	3,156
Louisiana-Pacific Corp.	23,859	586
MeadWestvaco Corp.	39,988	1,121
Monsanto Co.	56,746	3,568
Newmont Mining Corp.	94,642	3,694
Nucor Corp. (b)	34,404	1,569
Pactiv Corp. (a)	32,164	694
Phelps Dodge Corp.	20,505	1,897
PPG Industries, Inc.	36,890	2,315
Praxair, Inc.	68,720	3,202
Rohm & Haas Co.	41,296	1,914
Sealed Air Corp. (a)	18,036	898
Sigma-Aldrich Corp.	14,893	835
Temple-Inland, Inc.	28,228	1,049
United States Steel Corp. (b)	24,602	846
Vulcan Materials Co.	22,096	1,436
Weyerhaeuser Co.	51,724	3,292

Total Materials		67,926

TELECOMMUNICATION SERVICES—3.1%
ALLTEL Corp.	70,098	4,366
AT&T Corp.	170,547	3,247
BellSouth Corp.	391,228	10,395
CenturyTel, Inc. (b)	29,108	1,008
Citizens Communications Co.	72,677	977
Nextel Communications, Inc. Class A (a)	240,536	7,772
Qwest Communications International, Inc. (a)(b)	354,222	1,314
SBC Communications, Inc.	705,804	16,763
Sprint Corp. (Fon Group)	315,523	7,916
Verizon Communications, Inc.	591,898	20,450

Total Telecommunication Services		74,208

UTILITIES—3.7%
AES Corp. (a)	137,914	2,259
Allegheny Energy, Inc. (a)(b)	33,899	855
Ameren Corp.	43,542	2,408
American Electric Power Co., Inc.	81,654	3,011
Calpine Corp. (a)(b)	115,752	394
CenterPoint Energy, Inc. (b)	62,493	826
Cinergy Corp.	41,358	1,854
CMS Energy Corp. (a)	46,605	702
Consolidated Edison, Inc. (b)	51,622	2,418
Constellation Energy Group, Inc.	38,103	2,198
Dominion Resources, Inc.	72,987	5,356
DTE Energy Co. (b)	37,646	1,761
Duke Energy Corp. (b)	197,977	5,886
Dynegy Inc. Class A (a)(b)	71,630	348
Edison International	69,362	2,813
El Paso Corp.	138,994	1,601
Entergy Corp.	45,443	3,433
Exelon Corp. (b)	142,578	7,319
FirstEnergy Corp.	70,312	3,383
FPL Group, Inc.	83,378	3,507
KeySpan Corp.	38,506	1,567
Kinder Morgan, Inc.	23,138	1,925
Nicor, Inc. (b)	9,913	408
NiSource, Inc.	58,567	1,448
Peoples Energy Corp. (b)	8,131	353
PG&E Corp.	80,823	3,034
Pinnacle West Capital Corp.	22,381	995
PPL Corp.	40,268	2,391
Progress Energy, Inc.	52,608	2,380
Public Service Enterprise Group, Inc.	50,722	3,085
Sempra Energy	51,389	2,123
Southern Co. (b)	159,158	5,518
TECO Energy, Inc. (b)	43,276	818
TXU Corp.	51,248	4,258
Williams Cos., Inc.	121,337	2,305
Xcel Energy, Inc. (b)	86,697	1,692
XTO Energy, Inc.	77,400	2,631

Total Utilities		89,263

Total Common Stocks (Cost $1,754,156,825)		2,332,564

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Par
	Amount	Value
U.S. GOVERNMENT SECURITIES	(000)	(000)

(0.2% of portfolio)
United States Treasury Bill, 2.94% due 09/08/05 (d)(e)	4,299	$4,275

Total U.S. Government Securities (Cost $4,274,775)		4,275

	Shares
MONEY MARKET FUNDS	(000)

(4.4% of portfolio)
AIM Short Term Investment Prime Portfolio	47,010	47,010
Federated Money Market Obligations Trust	493	493
State Street Navigator Securities Lending Prime Portfolio (c)(f)	57,114	57,114

Total Money Market Funds (Cost $104,616,509)		104,617

TOTAL INVESTMENTS (Cost $1,863,048,109)—102.2%		2,441,456

LIABILITIES IN EXCESS OF OTHER ASSETS—(2.2)%		(53,194)

NET ASSETS—100%		$2,388,262

	Number	Unrealized
	of	Depreciation
SCHEDULE OF FUTURES CONTRACTS	Contracts	(000)

S&P 500 Financial Futures Contracts (long) Expiration date 09/2005	326	$(554)

TOTAL UNREALIZED DEPRECIATION ON OPEN FUTURES CONTRACTS PURCHASED		(554)

(a)	Non-income producing security.

(b)	All or a portion of these securities were on loan at June 30, 2005.

(c)	Affiliated issuer. See table that follows for more information.

(d)	Security held as collateral in relation to initial margin requirements on futures contracts.

(e)	Rate represents annualized yield at date of purchase.

(f)	Security represents investment made with cash collateral received from securities loaned.

		Shares			Income
	Number of	Purchased	Shares Sold	Number of	Earned
	Shares	for the Six	for the Six	Shares	for the Six	Realized
AFFILIATED ISSUER	Held at	Months Ended	Months Ended	Held at	Months Ended	Gain on
TABLE	12/31/04	06/30/05	06/30/05	06/30/05	06/30/05	Shares Sold

State Street Corp.	79,225	4,900	13,000	71,125	$27,005	$34,285
State Street Navigator Securities Lending Prime Portfolio	98,441,667	598,669,698	639,997,857	57,113,508	$55,134	—

   Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: State Street Equity 500 Index Portfolio
June 30, 2005 (Unaudited)

ASSETS	(Amounts in Thousands)

Investments in unaffiliated issuers at market (identified cost $1,803,603) — including $55,292 of securities loaned (Note 2)	$2,380,910
Investments in non-controlled affiliates at market (identified cost $59,445) (Note 4)	60,546

Total investments	2,441,456

Receivables:
Investment securities sold	8,196
Dividends and interest	2,921

Total assets	2,452,573

LIABILITIES

Payables:
Investment securities purchased	6,760
Daily variation margin on futures contracts	346
Due upon return of securities loaned	57,114
Management fees (Note 4)	91

Total liabilities	64,311

NET ASSETS	$2,388,262

COMPOSITION OF NET ASSETS

Paid-in capital	$1,810,408
Net unrealized appreciation on investments and futures contracts	577,854

NET ASSETS	$2,388,262

Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: State Street Equity 500 Index Portfolio
For the Period Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME	(Amounts in Thousands)

Dividend income—unaffiliated issuers	$22,773
Dividend income—non-controlled affiliated issuers	27
Interest	720
Security lending income (Note 2 and 4)	55

Total investment income	23,575

EXPENSES

Management fees (Note 4)	577

Total expenses	577

NET INVESTMENT INCOME	22,998

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments—unaffiliated issuers	(15,136)
Investments—non-controlled affiliated issuer	34
Future contracts	(43)

Net realized loss	(15,145)

Net change in unrealized depreciation on:
Investments	(38,334)
Futures contracts	(1,627)

Net change in unrealized depreciation	(39,961)

NET REALIZED AND UNREALIZED LOSS	(55,106)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(32,108)

   Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: State Street Equity 500 Index Portfolio
(Amounts in Thousands)

	For the Six
	Months Ended	For the Year
	June 30, 2005	Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	(Unaudited)	December 31, 2004

Operations
Net investment income	$22,998	$52,658
Net realized loss on investments and futures contracts	(15,145)	(26,489)
Net change in net unrealized appreciation (depreciation)	(39,961)	249,898

Net increase (decrease) in net assets from operations	(32,108)	276,067

Capital Transactions
Proceeds from contributions	168,779	331,241
Fair value of withdrawals	(278,027)	(481,557)
Withdrawals in-kind	(237,848)	(72,956)

Net increase (decrease) in net assets from capital transactions	(347,097)	(223,272)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(379,205)	52,795

NET ASSETS
Beginning of period	2,767,467	2,714,672

End of period	$2,388,262	$2,767,467

Appendix A
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: State Street Equity 500 Index Portfolio

	Six Months						March 1, 2000
	Ended		Year Ended December 31,				(Inception Date)
	June 30, 2005						to December 31,
	(Unaudited)		2004	2003	2002	2001	2000

TOTAL RETURN (d)	(1.40	)%(c)	10.86%	28.62%	(22.16)%	(11.94)%	(2.41	)%(c)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (thousands)	$2,388,262		$2,767,467	$2,714,672	$1,992,548	$2,692,298	$2,957,271
Ratios to average net assets:
Operating expenses	0.045	%(b)	0.045%	0.045%	0.045%	0.045%	0.045	%(b)
Net investment income	1.79	%(b)	1.97%	1.74%	1.57%	1.34%	1.14	%(b)
Portfolio turnover rate (a)	5	%(c)	9%	12%	13%	14%	18	%(c)

(a)	The Portfolio turnover rate excludes in-kind security transactions.

(b)	Annualized.

(c)	Not Annualized.

(d)	Results represent past performance and are not indicative of future results.

   Appendix A
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio
June 30, 2005 (Unaudited)

1. ORGANIZATION

The State Street Master Funds (the “Trust”) is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI® EAFE® Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At December 31, 2004, only the Portfolio, State Street MSCI® EAFE® Index Portfolio and State Street Money Market Portfolio had commenced operations. Pursuant to the Trust’s Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions, investment income and expenses: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the “SEC”) requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities, sovereign debt, or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the six months ending June 30, 2005, the earned income for the Portfolio and State Street was $55,134 and $18,378, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2005, the value of the securities loaned amounted to $55,291,766. The loans were collateralized with cash of $57,113,508, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the “Prime Portfolio”), an affiliated investment company.

Use or Estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that

Appendix A

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio (continued)
June 30, 2005 (Unaudited)

require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

For the six months ended June 30, 2005, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind withdrawals, aggregated to $128,439,515 and $207,485,972, respectively. The aggregate value of in-kind withdrawals was $237,847,807.

At June 30, 2005, the book cost of investments was $1,863,048,109, which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $710,637,366 and $132,229,246, respectively, resulting in net appreciation of $578,408,120 for all securities as computed on a federal income tax basis.

4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustee fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA FM. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of each of these investments at June 30, 2005 is listed in the Portfolio of Investments.

5. INDEMNIFICATIONS

Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claim against the Trust.

GENERAL INFORMATION (unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

   Appendix A

STATE STREET MSCI® EAFE® INDEX PORTFOLIO: Appendix B

Portfolio of Investments	70
Statement of Assets and Liabilities	84
Statement of Operations	85
Statements of Changes in Net Assets	86
Financial Highlights	87
Notes to Financial Statements	88

Appendix B

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio
June 30, 2005 (Unaudited)

COMMON STOCKS	Shares	Value

(97.1% of portfolio)
AUSTRALIA—5.1%
Alinta, Ltd. (a)	1,156	$8,579
Alumina, Ltd.	5,778	24,498
Amcor, Ltd.	4,411	22,496
AMP, Ltd.	9,192	45,270
Ansell, Ltd.	768	5,869
Aristocrat Leisure, Ltd. (a)	1,589	14,031
Australia & New Zealand Banking Group, Ltd.	8,629	142,863
Australia Gas Light Co., Ltd.	2,277	24,664
Australian Stock Exchange, Ltd. (a)	470	8,275
AXA Asia Pacific Holdings, Ltd.	3,487	11,626
BHP Billiton, Ltd.	17,170	237,217
BlueScope Steel, Ltd.	3,622	22,691
Boral, Ltd.	2,882	14,216
Brambles Industries, Ltd. (a)	4,763	29,621
Centro Properties Group (a)	3,621	16,235
CFS Gandel Retail Trust (b)	367	464
CFS Gandel Retail Trust Unit	7,085	9,033
Coca-Cola Amatil, Ltd.	2,492	14,967
Cochlear, Ltd.	244	7,281
Coles Myer, Ltd.	5,690	40,107
Commonwealth Bank of Australia	6,030	174,192
Commonwealth Property Office Fund	6,003	5,780
Computershare, Ltd.	1,858	8,288
CSL, Ltd.	976	25,052
CSR, Ltd.	4,349	8,872
DB RREEF Trust	11,731	12,189
Foster’s Group, Ltd.	10,014	40,553
Futuris Corp., Ltd.	2,662	3,688
General Property Trust (a)	9,939	27,614
Harvey Norman Holdings, Ltd. (a)	2,430	4,624
Iluka Resources, Ltd. (a)	1,071	6,139
ING Industrial Fund (a)	3,447	5,484
Insurance Australia Group, Ltd.	8,130	37,193
Investa Property Group	7,396	10,922
John Fairfax Holdings, Ltd.	4,458	14,592
Leighton Holdings, Ltd. (a)	627	5,489
Lend Lease Corp., Ltd.	1,748	17,244
Lion Nathan, Ltd. (a)	1,353	7,807
Macquarie Airports (a)	2,914	7,941
Macquarie Bank, Ltd.	1,079	49,075
Macquarie Communications Infrastructure Group	1,514	7,260
Macquarie Goodman Group (b)	5,923	18,394
Macquarie Infrastructure Group	9,640	30,526
Mayne Group, Ltd.	3,287	11,860
Mirvac Group	4,211	11,442
Multiplex Group (a)	2,925	6,479
National Australia Bank, Ltd. (a)	7,373	172,635
Newcrest Mining, Ltd.	1,663	22,001
OneSteel, Ltd.	2,645	5,335
Orica, Ltd.	1,322	17,912
Origin Energy, Ltd.	3,790	21,954
Pacific Brands Ltd.(a)	2,799	4,836
PaperlinX, Ltd.	2,104	4,821
Patrick Corp., Ltd.	2,732	11,625
Perpetual Trustees Australia Ltd.	172	7,519
Publishing & Broadcasting, Ltd.	607	6,861
Qantas Airways, Ltd.	4,764	12,221
QBE Insurance Group, Ltd.	3,648	44,513
Rinker Group, Ltd.	4,658	49,639
Rio Tinto, Ltd. (a)	1,339	45,683
Santos, Ltd.	2,866	24,696
Sonic Healthcare, Ltd.	1,223	11,702
Stockland	5,957	25,030
Stockland Trust Group	341	1,467
Suncorp-Metway, Ltd. (a)	2,642	40,443
TABCORP Holdings, Ltd.	2,658	33,182
Telstra Corp., Ltd. (a)	10,276	39,580
Toll Holdings, Ltd.	1,175	11,681
Transurban Group (a)	3,975	22,542
Wesfarmers, Ltd.	1,839	56,008
Westfield Group	7,069	95,458
Westfield Group New (a)(b)	25	337
Westpac Banking Corp.	8,758	132,998
Woodside Petroleum, Ltd.	2,308	51,388
Woolworths, Ltd. (a)	5,152	64,747

Total Australia		2,297,516

AUSTRIA—0.4%
Andritz AG	47	4,485
Bank Austria Creditanstalt AG	184	19,203
Bohler-Uddeholm AG	39	5,163
Erste Bank der Oesterreichischen Sparkassen AG	682	34,143
Flughafen Wien AG	53	3,438
Immofinanz Immobilien Anlagen AG (b)	1,593	14,593
Mayr-Melnhof Karton AG	21	2,910
Meinl European Land, Ltd. (b)	396	6,862
OMV AG	84	36,594
RHI AG (a)(b)	90	2,453
Telekom Austria AG (a)	1,765	34,324
Verbund Oesterreichische Elektrizitaetswirtschafts AG	40	11,036
Voestalpine AG	128	8,969
Wienerberger AG	335	15,555

Total Austria		199,728

BELGIUM—1.3%
Agfa Gevaert NV (a)	510	14,103
Barco NV (a)	56	3,995
Bekaert SA	73	5,486
Belgacom SA	832	28,443
Cofinimmo (a)	25	3,921
Colruyt NV (a)	81	11,047

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(Belgium - continued)
Compagnie Maritime Belge SA (CMB)	84	$2,619
Delhaize Group (a)	370	22,209
Dexia (a)	2,932	64,612
Electrabel SA (a)	140	61,178
Euronav SA (a)	101	2,964
Fortis (a)	6,002	166,693
Groupe Bruxelles Lambert SA (a)	353	30,586
InBev NV	931	31,512
KBC Banassurance Holding NV (a)	938	74,123
Mobistar SA	150	12,543
Omega Pharma SA	102	5,271
S.A. D’Ieteren NV (a)	14	2,897
Solvay SA	324	33,308
UCB SA (a)	451	21,935
Umicore (a)	127	10,197

Total Belgium		609,642

DENMARK—0.8%
A P Moller — Maersk A/ S, Series B (a)	6	57,299
Bang & Olufsen A/ S, Series B	50	3,512
Carlsberg A/ S, Series B	200	10,264
Coloplast A/ S, Series B	136	7,897
Danisco A/ S	255	16,566
Danske Bank A/ S	2,262	68,057
DSV, Series B	75	6,371
East Asiatic Co., Ltd. A/ S	100	7,065
FLSmidth & Co. A/ S, Series B (a)	150	3,045
GN Store Nord A/ S	981	11,113
H. Lundbeck A/ S (a)	384	9,667
Kobenhavns Lufthavne A/ S	20	4,755
NKT Holding A/ S	50	1,872
Novo Nordisk A/ S	1,207	61,456
Novozymes A/ S, Series B	293	14,514
TDC A/ S	903	38,718
Topdanmark A/ S (b)	89	6,490
Vestas Wind Systems A/S (a)(b)	826	13,717
William Demant Holding A/S (b)	165	8,214

Total Denmark		350,592

FINLAND—1.5%
Amer Group, Ltd.	350	6,650
Cargotec Corp. – B Share (a)(b)	202	5,640
Elisa Corp., Series A	723	11,322
Fortum Oyj	1,712	27,451
KCI Konecranes Oyj	66	2,815
Kesko Oyj	300	7,530
Kone Oyj – B Share (b)	202	12,100
Metso Oyj	502	10,947
Neste Oil Oyj (b)	477	12,353
Nokia Oyj	23,852	399,773
Nokian Renkaat Oyj	530	9,659
Orion-Yhtyma Oyj Series B	434	8,372
Outokumpu Oyj	516	6,650
Pohjola Group PLC Series B	250	3,630
Rautaruukki Oyj	500	7,473
Sampo Oyj Series A	2,073	32,311
Stora Enso Oyj Series R	3,313	42,418
TietoEnator Oyj	434	13,235
UPM-Kymmene Oyj	2,740	52,622
Uponor Oyj	300	5,849
Wartsila Oyj Series B	300	8,662
YIT-Yhtyma Oyj	300	10,020

Total Finland		697,482

FRANCE—9.3%
Accor SA (a)	959	44,994
Air France-KLM	651	9,895
Alcatel SA (a)(b)	6,071	66,636
Alstom (b)	21,534	21,369
Arcelor (a)	2,448	48,051
Atos Origin SA (b)	285	18,072
Autoroutes du Sud de la France (a)	281	16,085
AXA (a)	7,038	176,047
BNP Paribas SA (a)	3,921	269,041
Bouygues SA (a)	972	40,299
Business Objects SA (b)	312	8,356
Cap Gemini SA (a)(b)	652	20,735
Carrefour SA (a)	2,771	134,468
Casino Guichard-Perrachon SA (a)(b)	169	11,872
CNP Assurances (a)	183	11,715
Compagnie de Saint-Gobain (a)	1,505	83,578
Compagnie Generale des Establissements Michelin (a)	700	42,652
Credit Agricole SA (a)	3,304	83,805
Dassault Systemes SA (a)	293	14,201
Essilor International SA (a)	494	33,777
Euronext NV	416	14,091
European Aeronautic Defence & Space Co. (a)	1,229	39,190
France Telecom SA	7,282	212,905
Groupe Danone	1,203	105,837
Hermes International (a)	50	10,087
Imerys SA (a)	169	11,647
Klepierre	126	12,023
L’Air Liquide SA (a)	536	91,393
L’Oreal SA (a)	1,494	107,303
Lafarge SA	851	77,598
Lagardere S.C.A. (a)	594	44,028
LVMH Moet Hennessy Louis Vuitton SA (a)	1,221	94,418
Noepost SA (a)	154	13,558
PagesJaunes SA	611	14,278
Pernod-Ricard SA (a)	249	39,775
Pinault-Printemps-Redoute SA (a)	343	35,406
PSA Peugoet Citroen (a)	784	46,470
Publicis Groupe (a)	669	19,778
Renault SA	922	81,339

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(France - continued)
Sagem Sa (a)	844	$17,496
Sanofi-Aventis	5,213	428,348
Schneider Electric SA	1,109	83,677
SCOR	3,278	6,585
Societe BIC SA (a)	153	9,130
Societe des Autoroutes du Nord et de l’Est de la France (b)	105	5,634
Societe des Autoroutes Paris-Rhin-Rhone	162	9,610
Societe Generale (a)	1,639	166,906
Societe Television Francaise 1 (a)	586	15,587
Sodexho Alliance SA (a)	501	15,527
STMicroelectronics NV (a)	3,007	48,252
Suez SA (a)	4,009	108,819
Technip SA (a)	384	17,826
Thales SA (a)	383	15,569
Thomson (a)	1,204	28,849
Total SA	2,815	661,897
Unibail SA (a)	221	28,376
Valeo SA (a)	387	17,375
Veolia Environnement (a)	1,492	56,098
Vinci SA (a)	706	58,780
Vivendi Universal SA (a)	5,272	166,260
Zodiac SA (a)	190	10,207

Total France		4,203,580

GERMANY—6.5%
Adidas-Salomon AG (a)	222	37,211
Allianz AG (a)	1,751	201,239
Altana AG (a)	362	20,734
BASF AG (a)	2,737	182,170
Bayer AG	3,360	112,184
Bayer Hypo-und Vereinsbank AG (b)	2,873	74,785
Beiersdorf AG Series A	92	10,326
Celesio AG	179	14,078
Commerzbank AG (a)	2,257	49,054
Continental AG	666	48,027
DaimlerChrysler AG (a)	4,353	176,892
Deutsche Bank AG (a)	2,459	192,561
Deutsche Boerse AG (a)	512	40,113
Deutsche Lufthansa AG (a)	1,230	15,123
Deutsche Post AG	2,523	58,988
Deutsche Telekom AG	13,802	255,548
Douglas Holding AG	154	5,572
E.On AG	3,151	280,955
Epcos AG (b)	256	3,210
Fresenius Medical Care AG (a)	176	15,052
HeidelbergCement AG	339	24,405
Heidelberger Druckmaschinen AG	254	7,439
Hochtief AG	296	10,388
Hypo Real Estate Holding AG	679	25,875
Infineon Technologies AG (b)	3,265	30,503
IVG Immobilien AG	340	6,316
KarstadtQuelle AG (a)(b)	245	3,261
Linde AG (a)	419	28,304
MAN AG (a)	733	30,452
Merck KGAA	232	18,493
Metro AG	733	36,378
MLP AG (a)(b)	349	6,525
Muenchener Rueckversich AG	938	100,027
Premiere AG (b)	223	7,718
Puma AG	88	21,797
RWE AG	2,116	136,689
SAP AG (a)	1,116	194,489
Schering AG	841	51,782
Siemens AG	4,058	296,317
Suedzucker AG	241	4,827
ThyssenKrupp AG	1,644	28,629
TUI AG (a)	793	19,663
Volkswagen AG (a)	1129	51,672
Wincor Nixdorf AG	77	6,291

Total Germany		2,942,062

GREECE—0.6%
Alpha Bank AE	1,468	39,047
Athens Stock Exchange SA	230	1,703
Coca-Cola Hellenic Bottling Co. SA	565	15,384
Cosmote Mobile Telecommunications SA	613	11,098
EFG Eurobank Ergasias	988	30,417
Emporiki Bank of Greece SA (b)	290	8,584
Folli-Follie SA	90	2,636
Germanos SA	127	4,266
Hellenic Duty Free Shops SA	90	1,564
Hellenic Petroleum SA	632	6,792
Hellenic Technodomiki TEV SA	383	1,891
Hellenic Telecommunications Organization SA	1,308	25,294
Hyatt Regency SA	229	2,511
Intracom SA	393	1,978
National Bank of Greece SA	1,377	47,158
OPAP SA	844	24,309
Piraeus Bank SA	859	16,071
Public Power Corp. (PPC) (b)	521	13,039
Technical Olympic SA	370	2,230
Titan Cement Co. SA (b)	300	9,265
Viohalco, Hellenic Copper and Aluminum Industry SA	586	3,773

Total Greece		269,010

HONG KONG—1.6%
ASM Pacific Technology, Ltd. (a)	1,000	4,684
Bank of East Asia, Ltd.	6,462	19,084
BOC Hong Kong (Holdings), Ltd.	17,000	32,158
Cathay Pacific Airways, Ltd.	5,000	9,104
Cheung Kong (Holdings), Ltd.	7,000	68,009
Cheung Kong Infrastructure (Holdings), Ltd. (a)	2,000	5,932
CLP Holdings, Ltd.	8,100	46,488

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(Hong Kong - continued)
Esprit Holdings, Ltd.	4,122	$29,837
Giordano International, Ltd.	6,000	4,092
Hang Lung Properties, Ltd.	9,000	13,261
Hang Seng Bank, Ltd.	3,400	46,378
Henderson Land Development Co., Ltd.	3,000	14,361
Hong Kong & China Gas Co., Ltd.	17,183	35,047
Hong Kong Electric Holdings, Ltd.	6,500	29,694
Hong Kong Exchanges & Clearing, Ltd.	4,000	10,372
Hopewell Holdings, Ltd.	3,000	7,721
Hutchison Telecomunications International, Ltd. (a)(b)	5,877	5,823
Hutchison Whampoa, Ltd. (a)	9,800	88,592
Hysan Development Co., Ltd.	2,507	5,210
Johnson Electronic Holdings, Ltd.	7,000	6,441
Kerry Properties, Ltd. (a)	2,103	4,710
Kingboard Chemical Holdings, Ltd.	2,000	6,357
Li & Fung, Ltd.	7,000	14,548
MTR Corp. (a)	6,336	12,230
New World Development Co., Ltd.	10,647	13,084
Orient Overseas International Ltd.	1,100	4,827
PCCW, Ltd. (a)	16,133	10,121
SCMP Group, Ltd.	4,533	1,983
Shangri-La Asia, Ltd. (a)	4,345	6,710
Sino Land Co., Ltd. (a)	4,596	4,909
SmarTone Telecommunications Holdings, Ltd.	1,000	1,100
Sun Hung Kai Properties, Ltd.	6,000	59,259
Swire Pacific, Ltd.	4,000	35,388
Techtronic Industries Co., Ltd. (a)	4,180	10,543
Television Broadcast, Ltd.	1,000	5,675
Texwinca Holdings, Ltd. (a)	2,000	1,660
Wharf (Holdings), Ltd.	6,000	21,040
Wing Hang Bank, Ltd.	1,000	6,498
Yue Yuen Industrial (Holdings), Ltd. (a)	2,321	7,108

Total Hong Kong		710,038

IRELAND—0.9%
Allied Irish Banks PLC	4,315	92,426
Bank of Ireland	4,814	78,180
CRH PLC	2,645	70,265
DCC PLC	416	8,306
Depfa Bank PLC	1,852	29,673
Eircom Group PLC	2,445	5,444
Elan Corp. PLC (b)	2,012	13,757
Fyffes PLC	1,577	4,714
Grafton Group PLC	1,127	13,066
Greencore Group PLC	813	3,542
IAWS Group PLC	521	7,314
Independent News & Media PLC	2,827	8,724
Irish Life & Permanent PLC	1,391	24,358
Kerry Group PLC	638	15,750
Kingspan Group PLC	563	6,650
Ryanair Holdings PLC (b)	1,097	8,483
Waterford Wedgewood	1,583	111
Waterford Wedgewood – New	1,007	—

Total Ireland		390,763

ITALY—3.6%
Alleanza Assicurazioni SpA (a)	1,920	20,865
Arnoldo Mondadori Editore SpA	565	5,384
Assicurazioni Generali SpA (a)	4,370	136,440
Autogrill SpA (a)	539	7,110
Autostrade SpA	1,348	35,823
Banca Antonveneta SpA	1,087	35,122
Banca Fideuram SpA (a)	1,392	6,612
Banca Intesa SpA (a)	4,283	18,322
Banca Monte dei Paschi di Siena SpA (a)	5,071	17,904
Banca Nazionale del Lavoro SpA (a)(b)	6,147	21,238
Banca Popolare di Milano (a)	1,816	17,922
Banche Popolari Unite Scrl	1,589	31,536
Banco Popolare di Verona e Novara Scrl (a)	1,747	29,767
Benetton Group SpA (a)	216	1,993
Bulgari SpA	629	7,052
Capitalia SpA (a)	6,540	36,644
Edison SpA (b)	3,937	8,766
Enel SpA (a)	16,725	145,726
Ente Nazionale Idrocarburi SpA (a)	11,894	306,726
Fiat SpA (a)(b)	2,172	15,797
FinecoGroup SpA	760	6,815
Finmeccanica SpA (a)	27,893	26,076
Gruppo Editoriale L’Espresso SpA (a)	840	4,595
Intesabci SpA	14,839	67,969
Italcementi SpA	344	5,374
Luxottica Group SpA (a)	632	13,101
Mediaset SpA (a)	3,767	44,401
Mediobanca SpA	2,187	40,996
Mediolanum SpA (a)	1,193	7,464
Pirelli & Co. SpA (a)	11,951	12,467
Riunione Adriatica di Sicurta SpA (a)	1,424	27,727
San Paolo – IMI SpA	5,061	69,575
Seat Pagine Gialle SpA (a)(b)	19,354	8,080
Snam Rete Gas SpA	4,029	21,575
Telecom Italia Media SpA (a)(b)	7,369	3,549
Telecom Italia SpA (a)	49,016	153,038
Telecom Italia SpA Di Risp	26,437	68,624
Terna SpA (a)	4,634	12,015
Tiscali SpA (a)(b)	1,099	3,135
UniCredito Italiano SpA (a)	20,179	106,653

Total Italy		1,609,978

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

JAPAN—21.0%
77 Bank, Ltd.	2,000	$12,316
ACOM Co., Ltd.	330	21,155
ADERANS Co., Ltd.	200	4,734
Advantest Corp. (a)	400	29,537
AEON Co., Ltd.	3,200	48,789
Aeon Credit Service Co., Ltd.	100	6,257
Aiful Corp.	300	22,369
Aisin Seiki Co., Ltd.	1,000	21,684
Ajinomoto Co., Inc. (a)	3,000	33,405
Alfresa Holdings Corp.	100	4,463
All Nippon Airways Co., Ltd.	2,000	6,095
ALPS Electric Co., Ltd.	1,000	15,310
Amada Co., Ltd.	2,000	13,615
Anritsu Corp.	1,000	6,104
Aoyama Trading Co., Ltd.	200	5,040
Ariake Japan Co., Ltd.	100	2,299
Asahi Breweries, Ltd. (a)	1,700	20,263
Asahi Glass Co., Ltd. (a)	5,000	52,565
Asahi Kasei Corp.	6,000	28,564
Asatsu-DK, Inc.	200	5,572
Autobacs Seven Co., Ltd.	100	3,363
Bandai Co., Ltd. (a)	400	8,079
Bank of Fukuoka, Ltd. (a)	3,000	17,771
Bank of Kyoto, Ltd.	1,000	8,502
Bank of Yokohama, Ltd.	6,000	34,677
Benesse Corp.	300	9,629
Bridgestone Corp. (a)	3,000	57,750
Canon, Inc. (a)	3,700	194,825
Casio Computer Co., Ltd.	900	11,766
Central Glass Co., Ltd.	1,000	6,248
Central Japan Railway Co.	5	38,635
Chiba Bank, Ltd.	4,000	26,364
Chiyoda Corp.	1,000	12,397
Chubu Electric Power Co. (a)	2,900	69,552
Chugai Pharmaceutical Co., Ltd. (a)	1,100	16,980
Circle K Sunkus Co., Ltd.	300	6,749
Citizen Watch Co., Ltd. (a)	1,100	9,958
Coca-Cola West Japan Co., Ltd. (a)	200	4,499
COMSYS Holdings Corp.	1,000	9,242
Credit Saison Co., Ltd.	700	23,289
CSK Corp. (a)	300	11,793
DAI Nippon Printing Co., Ltd.	3,000	48,336
Daicel Chemical Industries, Ltd.	1,000	5,266
Daido Steel Co., Ltd.	2,000	9,016
Daiichi Pharmaceutical Co., Ltd.	1,200	26,562
Daikin Industries, Ltd.	1,000	25,020
Daimaru, Inc.	1,000	8,872
Dainippon Ink & Chemicals, Inc.	3,000	9,602
Dainippon Screen MFG. Co., Ltd.	1,000	6,735
Daito Trust Construction Co., Ltd. (a)	400	14,967
Daiwa House Industry Co., Ltd.	2,000	22,919
Daiwa Securities Group, Inc.	6,000	37,111
Denki Kagaku Kogyo Kabushiki Kaisha	2,000	7,195
Denso Corp.	2,700	61,469
Dentsu, Inc.	9	22,234
Dowa Mining Co., Ltd.	1,000	6,672
E*Trade Securities Co., Ltd. (a)	2	6,077
East Japan Railway Co.	17	87,368
Ebara Corp.	1,000	3,850
Eisai Co., Ltd.	1,300	43,720
Electric Power Development Co., Ltd.	700	20,260
Elpida Memory, Inc. (a)(b)	200	6,456
FamilyMart Co., Ltd.	400	11,469
FANUC, Ltd.	900	57,209
Fast Retailing Co., Ltd.	200	10,387
Fuji Electric Co., Ltd.	2,000	6,095
Fuji Photo Film Co., Ltd.	2,400	77,252
Fuji Soft ABC, Inc.	200	6,384
Fuji Television Network, Inc.	2	3,877
Fujikura, Ltd.	2,000	9,774
Fujitsu, Ltd.	9,000	47,227
Furukawa Electric Co., Ltd. (b)	2,000	7,754
Glory, Ltd.	300	4,804
Goodwill Group, Inc. (a)	2	3,661
Gunma Bank, Ltd.	2,000	12,028
Gunze, Ltd.	1,000	4,490
Hakuhodo DY Holdings, Inc.	100	7,015
Hankyu Department Stores, Inc.	1,000	6,329
Hikari Tsushin, Inc.	100	7,195
Hino Motors, Ltd.	1,000	5,797
Hirose Electric Co., Ltd.	100	11,009
Hitachi Cable, Ltd.	1,000	4,391
Hitachi Capital Corp.	400	7,916
Hitachi Chemical Co., Ltd.	500	9,174
Hitachi Construction Machinery Co., Ltd.	600	7,157
Hitachi Software Engineering Co., Ltd.	100	1,700
Hitachi, Ltd.	16,000	97,232
Hokkaido Electric Power Co., Inc.	800	16,374
Hokugin Financial Group, Inc.	5,000	15,328
Honda Motor Co., Ltd.	3,900	192,345
House Food Corp. (a)	300	4,436
Hoya Corp. (a)	500	57,704
Ibiden Co., Ltd.	500	13,119
Index Corp. (a)	2	6,077
IMPEX Corp.	2	11,324
Isetan Co., Ltd.	800	10,048
Ishihara Sangyo Kaisha, Ltd.	1,000	2,209
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)(b)	5,000	7,258
Ito En, Ltd.	100	5,130
Ito-Yokado Co., Ltd.	1,600	53,088
Itochu Corp.	7,000	35,407
Itochu Techno-Science Corp.	100	3,507
Jafco Co., Ltd.	100	5,320

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(Japan - continued)
Japan Airlines System Corp.	4,000	$10,784
Japan Prime Realty Investment Corp.	2	5,915
Japan Real Estate Investment Corp.	2	16,987
Japan Retail Fund Investment Corp.	1	8,575
Japan Tobacco, Inc.	4	53,377
JFE Holding, Inc. (a)	2,700	66,703
JGC Corp.	1,000	12,298
Joyo Bank, Ltd.	3,000	14,661
JS Group Corp.	1,100	18,626
JSR Corp. (a)	800	16,879
Kajima Corp.	4,000	14,787
Kaken Pharmaceutical Co., Ltd.	1,000	6,870
Kamigumi Co., Ltd.	1,000	7,718
Kaneka Corp.	1,000	11,225
Kansai Electric Power Co.	3,700	74,394
Kansai Paint Co., Ltd.	1,000	6,438
Kao Corp. (a)	3,000	70,733
Katokichi Co., Ltd. (a)	600	4,084
Kawasaki Heavy Industries, Ltd. (a)	6,000	11,523
Kawasaki Kisen Kaisha, Ltd. (a)	2,000	11,865
KDDI Corp.	13	60,130
Keihin Electric Express Railway Co., Ltd. (a)	2,000	12,226
Keio Electric Railway Co., Ltd.	3,000	16,202
Keisei Electric Railway Co., Ltd.	1,000	5,004
Keyence Corp.	200	44,829
Kikkoman Corp.	1,000	8,845
Kinden Corp.	1,000	7,393
Kintetsu Corp. (a)	7,000	21,333
Kirin Brewery Co., Ltd. (a)	4,000	38,734
Kobe Steel, Ltd. (a)	13,000	24,497
Kokuyo Co., Ltd. (a)	400	5,395
Komatsu, Ltd.	5,000	38,815
Konami Co., Ltd.	400	8,439
Konica Minolta Holdings, Inc. (a)	2,000	18,682
KOSE Corp.	200	6,906
Koyo Seiko Co., Ltd.	1,000	13,389
Kubota Corp.	5,000	27,410
Kuraray Co., Ltd.	2,000	18,952
Kurita Water Industries, Ltd. (a)	500	7,722
Kyocera Corp.	800	61,167
Kyowa Hakko Kogyo Co., Ltd.	2,000	12,965
Kyushu Electric Power Co.	1,800	39,113
Lawson, Inc.	300	10,468
Leopalace21 Corp.	700	11,632
Mabuchi Motor Co., Ltd.	100	5,761
Marubeni Corp.	6,000	20,611
Marui Co., Ltd.	1,400	18,871
Matsui Securities Co., Ltd.	500	5,374
Matsumotokiyoshi Co., Ltd.	200	5,446
Matsushita Electric Industrial Co., Ltd.	10,400	157,814
Matsushita Electric Works, Ltd.	2,000	16,662
Mediceo Holdings Co., Ltd. (a)	600	8,001
Meiji Dairies Corp.	1,000	5,716
Meiji Seika Kaisha, Ltd.	1,000	4,932
Meitec Corp.	200	6,149
Millea Holdings, Inc.	7	94,040
Minebea Co., Ltd.	2,000	8,079
Mitsubishi Chemical Corp.	8,000	23,442
Mitsubishi Corp. (a)	5,600	76,141
Mitsubishi Electric Corp.	10,000	53,016
Mitsubishi Estate Co., Ltd.	5,000	55,045
Mitsubishi Gas Chemical Co., Inc.	2,000	10,243
Mitsubishi Heavy Industries, Ltd.	15,000	39,221
Mitsubishi Logistics Corp.	1,000	10,234
Mitsubishi Materials Corp. (a)	4,000	9,449
Mitsubishi Rayon Co., Ltd. (a)	2,000	8,295
Mitsubishi Securities Co., Ltd.	1,000	8,863
Mitsubishi Tokyo Financial Group, Inc. (a)	24	203,625
Mitsui & Co., Ltd.	7,000	66,270
Mitsui Chemicals, Inc.	3,000	17,609
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	3,000	5,870
Mitsui Fudosan Co., Ltd. (a)	4,000	44,901
Mitsui Mining & Smelting Co., Ltd.	2,000	9,395
Mitsui O.S.K. Lines, Ltd. (a)	5,000	30,881
Mitsui Sumitomo Insurance Co., Ltd.	6,400	57,647
Mitsui Trust Holdings, Inc.	2,300	23,641
Mitsukoshi, Ltd.	2,000	9,016
Mitsumi Electric Co., Ltd.	300	3,092
Mizuho Financial Group, Inc.	42	190,100
Murata Manufacturing Co., Ltd. (a)	1,100	56,036
Namco, Ltd. (a)	400	5,323
NEC Corp.	9,000	48,688
NEC Electronics Corp. (a)	200	9,016
Net One Systems Co., Ltd.	2	5,157
NGK Insulators, Ltd.	1,000	9,747
NGK Spark Plug Co., Ltd.	1,000	11,532
NHK Spring Co. Ltd.	1,000	8,430
Nichii Gakkan Co.	100	2,434
Nichirei Corp.	1,000	3,895
Nidec Corp. (a)	300	31,755
Nikko Cordial Corp.	8,000	35,200
Nikon Corp.	1,000	11,324
Nintendo Co., Ltd.	500	52,295
Nippon Building Fund, Inc.	1	9,016
Nippon Electric Glass Co., Ltd.	1,000	15,111
Nippon Express Co., Ltd.	4,000	17,383
Nippon Kayaku Co., Ltd.	1,000	6,014
Nippon Light Metal Co., Ltd. (a)	3,000	7,114
Nippon Meat Packers, Inc.	1,000	11,622
Nippon Mining Holdings, Inc.	3,500	19,849

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(Japan - continued)
Nippon Oil Corp.	7,000	$47,525
Nippon Sanso Corp.	1,000	5,085
Nippon Sheet Glass Co., Ltd. (a)	2,000	7,826
Nippon Shokubai Co., Ltd.	1,000	8,169
Nippon Steel Corp. (a)	31,000	72,113
Nippon Telegraph and Telephone Corp.	26	111,352
Nippon Unipac Holding	4	14,679
Nippon Yusen Kabushiki Kaisha (a)	5,000	28,762
Nippon Zeon Corp.	1,000	8,647
Nishi-Nippon City Bank, Ltd. (a)	2,000	8,728
Nishimatsu Construction Co., Ltd.	1,000	3,607
Nissan Chemical Industries, Ltd.	1,000	10,765
Nissan Motor Co., Ltd. (a)	11,200	110,879
Nisshin Seifun Group, Inc.	1,000	10,378
Nisshin Steel Co., Ltd. (a)	5,000	12,578
Nisshinbo Industries, Inc.	1,000	8,187
Nissin Food Products Co., Ltd.	400	10,261
Nitori Co., Ltd. (a)	100	7,168
Nitto Denko Corp.	800	45,875
NOK Corp. (a)	400	11,180
Nomura Holdings, Inc.	8,800	105,289
Nomura Real Estate Office Fund, Inc.	1	7,592
Nomura Research Institute, Ltd.	100	9,990
NSK, Ltd.	2,000	10,261
NTN Corp.	2,000	10,747
NTT Data Corp. (a)	6	20,503
NTT DoCoMo, Inc.	87	128,645
NTT Urban Devlopment Corp.	1	4,102
Obayashi Corp.	3,000	16,148
Odakyu Electric Railway Co., Ltd. (a)	3,000	15,851
OJI Paper Co., Ltd.	4,000	20,882
Oki Electric Industry Co., Ltd.	2,000	7,051
Okumura Corp.	1,000	5,653
Olympus Corp.	1,000	19,205
Omron Corp.	1,000	22,045
Onward Kashiyama Co., Ltd.	1,000	12,659
Oracle Corp., Japan (a)	200	7,556
Oriental Land Co., Ltd. (a)	200	11,865
ORIX Corp.	400	60,013
Osaka Gas Co., Ltd.	10,000	31,467
Pioneer Corp. (a)	700	10,597
Promise Co., Ltd.	400	25,642
Q.P. Corp.	500	4,179
Rakuten Inc. (a)	23	18,436
Resona Holdings, Inc. (b)	21,000	39,194
Ricoh Co., Ltd. (a)	3,000	46,876
Rinnai Corp.	200	4,932
Rohm Co., Ltd.	500	48,237
Ryohin Keikaku Co., Ltd. (a)	200	9,882
Sanden Corp.	1,000	4,211
Sankyo Co., Ltd. (a)	2,000	38,410
Sankyo Co., Ltd. NPV (a)	200	9,305
Santen Pharmaceutical Co., Ltd.	400	9,070
Sanwa Shutter Corp.	1,000	5,761
Sanyo Electric Co., Ltd. (a)	7,000	17,861
Sapporo Holdings, Inc.	1,000	4,824
Secom Co., Ltd.	1,000	43,008
Sega Sammy Holdings, Inc.	400	24,524
Seiko Epson Corp.	500	16,680
Seino Transportation Co., Ltd.	1,000	9,034
Sekisui Chemical Co., Ltd.	2,000	13,777
Sekisui House, Ltd. (a)	2,000	20,215
Seven-Eleven Japan Co., Ltd.	1,700	47,209
SFCG Co., Ltd. (a)	30	7,019
Sharp Corp. (a)	5,000	78,171
Shimachu Co., Ltd.	200	5,031
Shimamura Co., Ltd.	100	8,439
Shimano, Inc. (a)	400	11,361
Shimizu Corp.	3,000	13,984
Shin-Etsu Chemical Co., Ltd.	1,900	72,122
Shinko Securities Co., Ltd.	2,000	6,347
Shinsei Bank, Ltd. (a)	5,000	26,959
Shionogi & Co., Ltd. (a)	2,000	25,805
Shiseido Co., Ltd.	2,000	25,246
Shizuoka Bank, Ltd.	3,000	25,778
Showa Denko K.K. (a)	4,000	9,485
Showa Shell Sekiyu K.K. (a)	700	7,006
Skylark Co., Ltd. (a)	400	6,088
SMC Corp.	300	32,729
Softbank Corp. (a)	1,200	47,065
Softbank Investment Corp. (a)	25	8,419
Sojitz Holdings Corp. (a)(b)	1,200	5,183
Sompo Japan Insurance, Inc.	4,000	40,393
Sony Corp. (a)	4,500	154,991
Stanley Electric Co., Ltd. (a)	700	11,361
Sumitomo Bakelite Co., Ltd.	1,000	6,474
Sumitomo Chemical Co., Ltd.	7,000	32,188
Sumitomo Corp. (a)	5,000	40,078
Sumitomo Electric Industries, Ltd.	4,000	40,970
Sumitomo Heavy Industries, Ltd. (a)	2,000	9,611
Sumitomo Metal Industries, Ltd.	20,000	34,262
Sumitomo Metal Mining Co., Ltd.	3,000	20,584
Sumitomo Mitsui Financial Group, Inc. (a)	20	135,245
Sumitomo Osaka Cement Co., Ltd.	2,000	5,320
Sumitomo Realty & Development Co., Ltd.	2,000	22,433
Sumitomo Rubber Industries, Ltd.	1,000	10,206
Sumitomo Trust & Banking Co., Ltd.	7,000	42,602
Suruga Bank, Ltd.	1,000	8,151
Suzuken Co., Ltd.	200	5,040
T&D Holdings, Inc.	1,150	54,125
Taiheiyo Cement Corp.	4,800	12,810

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(Japan - continued)
Taisei Corp.	4,000	$13,488
Taisho Pharmaceutical Co., Ltd.	1,000	19,475
Taiyo Yuden Co., Ltd.	1,000	11,090
Takara Holdings, Inc.	1,000	6,230
Takashimaya Co., Ltd.	1,000	8,953
Takeda Pharmaceutical Co. Ltd.	4,300	213,236
Takefuji Corp.	550	37,192
Takuma Co., Ltd.	1,000	7,096
Tanabe Seiyaku Co., Ltd.	1,000	9,647
TDK Corp.	600	40,898
Teijin, Ltd. (a)	4,000	18,574
Teikoku Oil Co., Ltd.	1,000	7,447
Terumo Corp.	800	23,082
THK Co., Ltd. (a)	500	10,324
TIS, Inc. (a)	200	6,834
Tobu Railway Co., Ltd.	4,000	14,498
Toda Corp.	1,000	4,274
Toho Co., Ltd.	700	10,098
Tohoku Elecric Power Co., Inc.	1,900	40,515
Tokuyama Corp.	1,000	7,123
Tokyo Broadcasting System, Inc.	200	3,311
Tokyo Electric Power Co., Inc.	5,800	138,319
Tokyo Electron, Ltd.	800	42,341
Tokyo Gas Co., Ltd. (a)	11,000	41,159
Tokyo Steel Manuafacturing Co., Ltd. (a)	500	6,325
Tokyo Tatemono Co., Ltd.	1,000	6,717
Tokyu Corp. (a)	5,000	22,451
Tokyu Land Corp.	1,000	4,716
Tonen General Sekiyu K.K	1,000	10,820
Toppan Printing Co., Ltd.	3,000	31,783
Toray Industries, Inc. (a)	6,000	28,455
Toshiba Corp. (a)	15,000	59,778
Tosoh Corp.	2,000	8,313
Toto, Ltd.	1,000	7,907
Toyo Seikan Kaisha, Ltd.	600	9,483
Toyobo Co., Ltd. (a)	3,000	7,006
Toyoda Gosei Co., Ltd. (a)	200	3,221
Toyota Industries Corp.	1,000	27,319
Toyota Motor Corp.	14,300	511,865
Toyota Tsusho Corp.	1,000	16,329
Trend Micro, Inc.	500	17,807
Ube Industries, Ltd.	4,000	8,151
UFJ Holdings, Inc. (b)	20	104,229
Uni-Charm Corp.	200	8,043
UNY Co., Ltd.	1,000	11,370
Ushio, Inc.	500	8,904
USS Co., Ltd.	100	6,375
West Japan Railway Co.	8	27,410
World Co., Ltd.	200	6,997
Yahoo Japan Corp.	20	42,016
Yakult Honsha Co., Ltd.	500	9,016
Yamada Denki Co., Ltd. (a)	400	23,010
Yamaha Corp.	1,000	15,598
Yamaha Motor Co., Ltd.	800	14,679
Yamanouchi Pharmaceutical Co., Ltd.	2,700	92,264
Yamato Transport Co., Ltd.	2,000	27,770
Yamazaki Baking Co., Ltd.	1,000	8,629
YASKAWA Electric Corp. (b)	1,000	5,951
Yokogawa Electric Corp. (a)	1,100	13,598

Total Japan		9,544,736

NETHERLANDS—4.9%
ABN AMRO Holding NV (a)	8,824	217,305
Aegon NV	7,146	92,617
Akzo Nobel NV (a)	1,370	54,014
ASML Holding NV (b)	2,433	38,335
Corio NV	218	12,180
DSM NV	403	27,603
Getronics NV (a)	334	3,948
Hagemeyer NV (a)(b)	2,720	6,452
Heineken NV (a)	1,284	39,685
IHC Caland NV (a)	164	11,253
ING Groep NV	9,473	267,908
James Hardie Industries NV	2,303	13,306
Koninklijke (Royal) KPN NV	10,720	90,031
Koninklijke (Royal) Numico NV (b)	795	31,825
Koninklijke (Royal) Philips Electronics NV	6,650	168,193
Koninklijke Ahold NV (b)	7,835	64,474
Oce NV (a)	399	5,881
Qiagen NV (a)(b)	705	8,250
Randstad Holdings NV	231	7,984
Reed Elsevier NV	3,679	51,289
Rodamco Europe NV	231	18,939
Royal Dutch Petroleum Co.	10,474	684,456
TNT Post Group NV	1,994	50,553
Unilever NV (a)	2,888	187,502
Vedior NV	846	11,943
VNU NV (a)	1,228	34,283
Wereldhave NV	100	10,667
Wolters Kluwer NV	1,437	27,511

Total Netherlands		2,238,387

NEW ZEALAND—0.2%
Auckland International Airport, Ltd.	5,888	9,792
Carter Holt Harvey, Ltd.	3,308	5,248
Contact Energy, Ltd.	1,459	7,818
Fisher & Paykel Appliances Holdings, Ltd., Series H	1,536	3,581
Fisher & Paykel Healthcare Corp., Ltd.	2,433	5,519
Fletcher Building, Ltd.	2,247	10,804
Independent Newspapers, Ltd.	554	2,506
Sky City Entertainment Group, Ltd.	2,173	6,774
Sky Network Television, Ltd.	256	1,016
Telecom Corp. of New Zealand, Ltd.	10,014	41,879

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(New Zealand - continued)
Tower, Ltd. (b)	816	$1,221
Warehouse Group, Ltd.	696	1,937
Waste Management NZ, Ltd.	488	2,285

Total New Zealand		100,380

NORWAY—0.8%
DNB NOR ASA (a)	3,400	35,513
Frontline, Ltd. (a)	291	11,668
Norsk Hydro ASA (a)	763	70,061
Norske Skogindustrier ASA (a)	531	8,756
Orkla ASA (a)	942	34,743
Petroleum Geo-Services ASA (b)	303	7,303
Prosafe ASA	200	6,015
Schibsted ASA	200	5,509
Smedvig ASA, Series A (a)	100	2,028
Statoil ASA (a)	3,558	72,692
Stolt Offshore SA (b)	1,013	9,263
Stolt-Nielsen SA	200	6,734
Storebrand ASA (a)	1,058	9,917
Tandberg ASA (a)	713	7,638
Telenor ASA (a)	3,956	31,633
Tomra Systems ASA (a)	901	3,723
Yara International ASA (a)	1,023	16,282

Total Norway		339,478

PORTUGAL—0.3%
Banco BPI SA	1,741	6,637
Banco Comercial Portugues SA	11,223	28,793
Banco Espirito Santo SA, Registered	536	8,361
Brisa-Auto Estrada de Portugal SA	1,837	14,427
Cimpor-Cimentos de Portugal, SA	1,076	6,042
Energias de Portugal SA	11,062	27,844
Jeronimo Martins SGPS SA	191	2,739
Portugal Telecom SGPS SA	4,108	38,975
PT Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS SA	478	5,027
Sonae, SGPS SA	4,577	6,314

Total Portugal		145,159

SINGAPORE—0.9%
Allgreen Properties, Ltd.	2,000	1,376
Ascedas Real Estate Investment Trust Units	3,500	4,588
Capitaland, Ltd. (a)	5,000	7,059
CapitaMall Trust	3,600	5,082
Chartered Semiconductor Manufacturing, Ltd. (a)(b)	5,401	4,261
City Developments, Ltd.	2,487	11,064
ComfortDelGro Corp., Ltd.	9,000	9,022
Creative Technology, Ltd. (a)	350	2,305
Datacraft Asia, Ltd. (b)	2,000	2,220
DBS Group Holdings, Ltd.	6,000	50,894
Fraser & Neave, Ltd.	1,082	10,076
Haw Par Corp., Ltd.	746	2,279
Jardine Cycle & Carriage, Ltd.	566	4,465
Keppel Corp., Ltd. (a)	2,356	17,469
Keppel Land, Ltd. (a)	2,000	2,966
Neptune Orient Lines, Ltd.	2,000	4,484
Oversea-Chinese Banking Corp., Ltd.	5,365	36,916
Overseas Union Enterprise, Ltd.	69	372
Parkway Holdings, Ltd.	4,063	4,531
SembCorp Industries, Ltd.	4,700	7,444
SembCorp Logistics, Ltd.	1,678	1,712
SembCorp Marine, Ltd.	3,000	4,680
Singapore Airlines, Ltd.	2,394	15,905
Singapore Exchange, Ltd. (a)	4,000	5,006
Singapore Land, Ltd.	1,000	3,351
Singapore Post, Ltd.	7,000	4,131
Singapore Press Holdings, Ltd.	8,085	20,622
Singapore Technologies Engineering, Ltd.	7,000	10,048
Singapore Telecommunications, Ltd.	33,700	55,372
SMRT Corp., Ltd.	4,000	2,800
STATS ChipPAC, Ltd. (b)	5,000	3,589
Suntec Real Estate Investment Trust	4,000	2,895
United Overseas Bank, Ltd.	6,251	52,653
United Overseas Land, Ltd. (a)	2,952	3,993
Venture Corp.	1,000	9,491
Wing Tai Holdings, Ltd.	3,833	2,262

Total Singapore		387,383

SPAIN—4.0%
Abertis Infraestructuras SA (a)	1,051	26,798
Acciona SA (a)	148	14,686
Acerinox, SA	936	12,765
ACS SA (a)	1,264	35,396
Altadis SA Series A	1,357	56,934
Amadeus Global Travel Distribution SA Series A	1,640	14,349
Antena 3 de Television SA (a)	424	8,487
Banco Bilbao Vizcaya Argentaria SA (a)	17,139	264,652
Banco Popular Espanol SA (a)	4,290	51,863
Banco Santander Central Hispano SA (a)	30,290	351,526
Cintra Concesiones de Infraestructuras Transporte SA (a)	1,015	11,927
Corporacion Mapfre SA	570	8,533
Ebro Puleva, SA (a)	426	7,578
Endesa SA (a)	4,812	113,029
Fomento de Construcciones y Contratas SA (a)	230	12,968
Gamesa Corporacion Tecnologica, SA (a)	518	7,027
Gas Natural SDG SA (a)	802	23,662
Grupo Ferrovial SA (a)	321	20,705
Iberdrola SA (a)	4,036	106,572

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(Spain - continued)
Iberia Lineas Aereas de Espana SA (a)	2,469	$7,081
Indra Sistemas SA (a)	649	12,857
Industria de Diseno Textil SA (a)	1,129	29,074
Immobiliaria Colonial, SA	155	8,253
Metrovacesa SA (a)	227	13,384
Metrovacesa SA (a)(b)	10	591
NH Hoteles SA (a)(b)	389	5,343
Promotora de Informaciones SA	407	7,895
Repsol YPF SA (a)	4,624	118,406
Sacyr Vallehermoso SA (a)	573	13,515
Sociedad General de Aguas de Barcelona SA (a)	274	5,909
Sogecable SA (a)(b)	189	6,722
Telefonica Publicidad e Informacion SA (a)	881	7,708
Telefonica SA (a)	23,452	384,271
Union Electrica Fenosa SA (a)	1,131	34,504
Zeltia SA (a)(b)	700	4,744

Total Spain		1,809,714

SWEDEN—2.4%
Alfa Laval AB	344	4,976
Assa Abloy AB, Series B (a)(b)	1,516	19,503
Atlas Copco AB, Series A	1,755	27,858
Atlas Copco AB, Series B	1,200	17,281
Axfood AB	165	4,140
Billerud Aktiebolag (a)	211	2,525
Capio AB (b)	351	5,167
Castellum AB	181	7,368
D. Carnegie & Co., AB (a)	380	4,500
Electrolux AB	1,405	29,946
Elekta AB	91	3,774
Eniro AB	853	9,718
Fabege AB	448	9,749
Gambro AB Series A	700	9,364
Gambro AB Series B	600	8,026
Getinge AB	854	11,643
Hennes & Mauritz AB (H&M) Series B	2,485	87,479
Hoganas AB Series B	107	2,870
Holmen AB Series B	200	5,402
Lundin Petroleum AB (b)	970	8,319
Modern Times Group MTG AB (b)	225	6,898
Nordea AB	10,650	96,795
OMX AB (a)(b)	500	5,697
Oriflame Cosmetics SA	150	3,418
Sandvik AB	1,000	37,187
SAS AB (a)(b)	530	4,563
Scania AB	500	18,434
Securitas AB Series B (a)	1,516	25,325
Skandia Forsakrings AB	5,378	29,534
Skandinaviska Enskilda Banken (SEB) Series A	2,354	39,174
Skanska AB	1,900	23,471
SKF AB — B Shares	1,868	19,130
SSAB Svenskt Stal AB Series A	200	4,608
SSAB Svenskt Stal AB Series B	200	4,404
Svenska Cellulosa AB (SCA) Series B	1,033	33,059
Svenska Handelsbanken AB Series A (a)	2,751	56,169
Swedish Match AB (a)	1,705	19,370
Tele2 AB – B Shares (a)	1,467	13,803
Telefonaktiebolaget LM Ericsson	75,192	241,597
TeliaSonera AB	9,386	44,816
Trelleborg AB Series B	500	7,425
Volvo AB Series A	500	19,714
Volvo AB Series B (a)	1,185	48,238
Wihlborgs Fastigheter AB (b)	90	2,179
WM-Data AB Series B	1,000	2,522

Total Sweden		1,087,138

SWITZERLAND—6.7%
ABB, Ltd. (b)	9,719	63,706
Adecco SA (a)	680	30,989
Ciba Specialty Chemicals AG (a)	350	20,402
Clariant AG (b)	1,228	16,338
Compagnie Financiere Richemont AG	2,501	84,115
Credit Suisse Group	6,138	242,119
Geberit AG	19	12,158
Givaudan SA (a)	37	21,524
Holcim, Ltd. (a)	938	57,092
Kudelski SA	166	6,075
Kuoni Reisen Holding AG Series B	15	6,092
Logitech International SA (a)(b)	426	13,696
Lonza Group AG (a)	186	10,298
Micronas Semiconductor Holding AG (b)	173	6,547
Nestle SA	2,042	522,650
Nobel Biocare Holding AG	118	23,941
Novartis AG (a)	11,945	569,054
Phonak Holding AG (a)	202	7,582
PSP Swiss Property AG (b)	185	8,027
Rieter Holding AG	21	5,817
Roche Holding AG (a)	3,554	449,831
Schindler Holding AG	26	9,394
Serono SA (a)	30	19,173
SGS Societe Generale de Surveillance Holding SA (a)	22	15,116
SIG Holding AG	30	6,795
Straumann Holding AG (a)	41	8,542
Sulzer AG	20	8,256
Swatch Group AG Registered	171	24,019
Swatch Group AG Series B	267	7,636
Swiss Reinsurance Co. (a)	1,626	99,983
Swisscom AG	118	38,489
Syngenta AG (b)	545	56,095
Synthes, Inc.	230	25,252

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(Switzerland - continued)
UBS AG (a)	5,409	$422,084
Unaxis Holding AG (a)(b)	26	3,571
Valora Holding AG (b)	21	4,756
Zurich Financial Services AG (b)	727	125,261

Total Switzerland		3,052,475

UNITED KINGDOM—24.3%
3i Group PLC	3,063	37,209
Aegis Group PLC	5,274	9,402
Aggreko PLC	1,214	4,035
Alliance Unichem PLC	1,296	19,726
AMEC PLC	1,890	11,175
Amvescap PLC	3,855	23,000
Anglo American PLC	7,043	165,182
ARM Holdings PLC	6,929	14,060
Arriva PLC	978	9,550
Associates British Ports Holdings PLC	1,494	13,197
AstraZeneca Group PLC	8,051	333,361
Aviva PLC	11,679	130,155
BAA PLC	5,434	60,364
BAE Systems PLC	15,656	80,506
Balfour Beatty PLC	1,991	11,799
Barclays PLC	31,802	316,522
Barratt Developments PLC	1,322	16,971
BBA Group PLC	2,005	11,082
Bellway PLC	568	8,783
Berkeley Group Holdings PLC	545	8,935
BG Group PLC	17,522	144,099
BHP Billiton PLC	12,237	156,106
BOC Group PLC	2,413	43,407
Boots Group PLC	3,754	40,962
Bovis Homes Group PLC	504	6,411
BP PLC (d)	105,799	1,101,344
BPB PLC	2,540	24,074
Brambles Industries PLC	3,798	20,823
Britannic Group PLC	860	7,835
British Airways PLC (b)	2,448	11,557
British America Tobacco PLC	7,960	153,458
British Land Co. PLC	2,521	39,568
British Sky Broadcasting PLC	6,046	57,142
Brixton PLC	1,110	7,085
BT Group PLC	42,289	174,269
Bunzl PLC	1,659	15,486
Cable & Wireless PLC	11,191	29,876
Cadbury Schweppes PLC	10,137	96,806
Capita Group PLC	3,152	20,783
Carnival PLC	844	47,891
Cattles PLC	1,492	8,234
Centrica PLC	18,412	76,452
Close Brothers Group PLC	634	8,366
Cobham PLC	507	12,854
Compass Group PLC	10,903	45,809
Cookson Group PLC (b)	958	5,244
Corus Group PLC (b)	21,374	16,084
Daily Mail & General Trust	1,631	19,214
Davis Service Group PLC	957	7,776
De La Rue PLC	868	6,314
Diageo PLC	14,943	220,345
Dixons Group PLC	9,836	27,668
Electrocomponents PLC	1,991	8,579
EMAP PLC	1,390	19,376
EMI Group PLC	3,667	16,688
Enterprise Inns PLC	1,840	27,495
Exel PLC	1,574	23,943
Filtrona PLC (b)	1,067	4,646
First Choice Holidays PLC	1,902	6,509
FirstGroup PLC	1,972	11,633
FKI PLC	2,775	4,835
Friends Provident PLC	9,377	30,577
Gallaher Group PLC	3,201	47,545
George Wimpey PLC	2,103	16,541
GKN PLC	3,381	15,629
GlaxoSmithKline PLC (c)	28,954	700,857
Great Portland Estates PLC	620	3,882
Group 4 Securicor PLC (b)	5,466	14,396
GUS PLC	4,944	77,996
Hammerson PLC	1,469	23,412
Hanson PLC	3,495	33,596
Hays PLC	7,970	18,492
HBOS PLC	19,341	298,191
Hilton Group PLC	8,153	41,815
HMV Group PLC	1,974	8,365
HSBC Holdings PLC (d)	55,261	881,199
ICAP PLC	2,468	13,133
IMI PLC	1,956	14,614
Imperial Chemical Industries PLC	6,151	27,993
Imperial Tobacco Group PLC	3,562	95,922
Inchcape PLC	399	14,705
InterContinental Hotels Group PLC	2,298	29,010
International Power PLC (b)	6,975	25,744
Intertek Group PLC	785	9,874
Invensys PLC (b)	24,467	4,603
iSOFT Group PLC	927	6,968
ITV PLC	19,933	43,928
J Sainsbury PLC	6,515	33,297
Johnson Matthey PLC	1,030	19,691
Kelda Group PLC	1,767	22,114
Kesa Electricals PLC	2,424	12,139
Kingfisher PLC	11,868	52,309
Land Securities Group PLC	2,296	57,181
Legal & General Group PLC	31,620	65,152
Liberty International PLC	1,279	22,194
Lloyds TSB Group PLC	27,829	235,844
LogicaCMG PLC	3,381	10,571
London Stock Exchange PLC	1,349	11,880
Man Group PLC	1,455	37,722
Marconi Corp. PLC (b)	1,066	5,768
Marks & Spencer Group PLC	8,012	51,750
Meggitt PLC	2,125	10,765
MFI Furniture Group PLC	2,923	5,800
Misys PLC	2,661	11,347
Mitchells & Butlers PLC	2,814	16,852
National Express Group PLC	711	11,580
National Grid Transco PLC	15,325	148,547
Next PLC	1,261	34,093
Pearson PLC	3,918	46,156

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(United Kingdom - continued)
Peninsular & Oriental Steam Navigation Co.	3,800	$21,600
Persimmon PLC	1,473	20,612
Pilkington PLC	5,105	10,953
Premier Farnell PLC	1,868	5,405
Provident Financial PLC	1,382	17,779
Prudential PLC	11,745	104,428
Punch Taverns PLC	1,327	17,428
Rank Group PLC	3,442	16,589
Reckitt Benckiser PLC	3,039	89,570
Reed Elsevier PLC	6,251	59,864
Rentokil Initial PLC	9,570	27,392
Reuters Group PLC	7,012	49,625
Rexam PLC	2,902	25,049
Rio Tinto PLC	5,298	162,131
Rolls-Royce Group PLC (b)	7,440	38,291
Rolls-Royce Group PLC Class B	637,050	1,141
Royal & Sun Alliance Insurance Group PLC	15,451	23,185
Royal Bank of Scotland Group PLC	15,654	472,877
SABMiller PLC	4,119	64,317
Sage Group PLC	6,550	26,258
Schroders PLC	593	8,043
Scottish & Newcastle PLC	3,673	30,519
Scottish & Southern Energy PLC	4,229	76,756
Scottish Power PLC	9,187	81,726
Serco Group PLC	2,074	9,476
Severn Trent PLC	1,651	30,084
Shell Transport & Trading Co. PLC	47,404	460,978
Signet Group PLC	9,431	18,376
Slough Estates PLC	2,254	21,061
Smith & Nephew PLC	4,578	45,195
Smiths Group PLC	2,794	46,005
SSL International PLC	906	4,594
Stagecoach Group PLC	3,990	8,436
Tate & Lyle PLC	2,127	18,178
Taylor Woodrow PLC	2,660	16,097
Tesco PLC	38,552	220,172
TI Automotive, Ltd. Class A (b)	4,947	—
Tomkins PLC	4,159	19,486
Travis Perkins PLC	536	16,691
Trinity Mirror PLC	1,606	17,783
Unilever PLC	13,709	132,269
United Business Media PLC	1,511	13,416
United Utilities PLC	2,906	34,364
United Utilities PLC Class A	1,474	8,715
Vodafone Group PLC (c)	320,278	780,425
Whitbread PLC	1,344	22,973
William Hill PLC	1,932	18,675
Wolseley PLC	2,890	60,790
WPP Group PLC	5,758	59,269
Yell Group PLC	3,343	25,471

Total United Kingdom		11,044,316

Total Common Stocks (Cost $35,285,530)		44,029,557
PREFERRED STOCKS (0.2% of Portfolio)

GERMANY—0.2%
Fresenius Medical Care AG (a)	140	9,759
Henkel KGAA	314	28,127
Porsche AG	39	29,339
ProSieben Sat.1 Media AG	406	6,991
RWE AG	205	11,729
Volkswagen AG	564	20,011

Total Germany		105,956

Total Preferred Stocks (Cost $81,163)		105,956
RIGHTS (0.0% of Portfolio)

SINGAPORE — 0.0%
Oversea-Chinese Banking Corp. Ltd. (b)	1,073	4,201

Total Singapore		4,201

SPAIN — 0.0%
Metrovacesa SA (b)	10	26
Metrovacesa SA (b)	237	1,285
Sacyr Vallehermoso SA (b)	573	423
Sogecable SA (b)	30	11

Total Spain		1,745

SWEDEN — 0.0%
TeliaSonera AB (b)	10,886	1,087

Total Sweden		1,087

Total Rights (Cost $0)		7,033

MONEY MARKET FUNDS (19.7% of Portfolio)
UNITED STATES—19.7%
AIM Short Term Investment Prime Portfolio (d)	410,735	410,735
AIM Treasury Fund	428,959	428,959

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

	Shares	Value

(United States - continued)
Federated Money Market Obligations Trust	363	$363
State Street Navigator Securities Lending Prime Portfolio (e)(f)	8,116,399	8,116,399

Total Money Market Funds (Cost $8,956,456)		8,956,456

TOTAL INVESTMENTS (Cost $44,323,150)—117.0%		$53,099,002

LIABILITIES IN EXCESS OF OTHER ASSETS—(17.0)%		(7,700,282)

NET ASSETS—100.0%		45,398,720

(a)	All or portion of these securities were on loan at June 30, 2005.

(b)	Non-income producing security.

(c)	All or portion of these securities have been pledged to cover collateral requirements for forward foreign currency exchange contracts.

(d)	All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

(e)	Security represents investment made with cash collateral received from securities loaned.

(f)	Affiliated Issuer. See affiliated issuer table for more information.

Abbreviations:

NPV—No Par Value

NV—Non Voting

		Shares	Shares
	Number of	Purchased	Sold	Number of	Income Earned
	Shares	for the Six	for the Six	Shares	for the Six
	Held at	Months Ended	Months Ended	Held at	Months Ended
AFFILIATED ISSUER TABLE	12/31/04	06/30/05	06/30/05	06/30/05	06/30/05

State Street Navigator Securities Lending Prime Portfolio	16,564,927	17,772,988	26,221,516	8,116,399	$44,603

		Unrealized
	Number of	Appreciation/
SCHEDULE OF FUTURES CONTRACTS (LONG)	Contracts	(Depreciation)

SPI 200 Index Futures Expiration date 09/2005	2	$1,095
CAC 40 Euro Futures Expiration date 09/2005	2	343
Hang Seng Index Futures Expiration date 07/2005	1	(72)
TOPIX Index Futures Expiration date 09/2005	3	8,649
Financial Times Stock Exchange 100 Index Futures Expiration date 09/2005	3	2,543
MIB 30 Index Futures Expiration date 09/2005	1	592

Net unrealized appreciation on open futures contracts purchased		$13,150

INDUSTRY CONCENTRATION AS A PERCENTAGE OF NET ASSETS

Financials	26.47%	Consumer Staples	7.53%
Consumer Discretionary	12.01%	Materials	6.98%
Industrials	10.08%	Telecommunication Services	6.59%
Energy	8.71%	Information Technology	5.79%
Health Care	8.01%	Utilities	5.06%
		Cash, receivables, and other assets, less liabilities	2.77%

			100.00%

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005

			Unrealized
OPEN FORWARD FOREIGN CURRENCY	USD Face	USD Current
PURCHASE CONTRACTS	Value	Value	Gain	Loss

Australian Dollar
Local Contract amount—212,000
Settlement Date—08/23/05	$159,560	$160,853	$1,293	$—
Euro Dollar
Local Contract amount—239,000
Settlement Date—08/23/05	302,758	289,797	—	12,961
Hong Kong Dollar
Local Contract amount—594,000
Settlement Date—08/23/05	76,296	76,445	149	—
Japanese Yen
Local Contract amount—35,800,000
Settlement Date—08/23/05	336,751	324,451	—	12,300
Pound Sterling
Local Contract amount—149,000
Settlement Date—08/23/05	273,141	266,472	—	6,669

Total Open Forward Foreign Currency Purchase Contracts	$1,148,506	$1,118,018	$1,442	$31,930

Appendix B
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: State Street MSCI® EAFE® Index Portfolio
June 30, 2005 (Unaudited)

ASSETS

Investments in unaffiliated issuers at market (identified cost $36,206,751) — including $7,801,198 of securities loaned (Note 2)	$44,982,603
Investments in non-controlled affiliates at market (identified cost $8,116,399) (Note 4)	8,116,399

Total investments	53,099,002

Cash*	117,406
Foreign currency at market (cost $243,600)	241,089
Unrealized appreciation on forward foreign currency exchange contracts	1,442
Receivables
Investment securities sold	3,377
Daily variation margin on futures contracts	726
Dividends and interest	97,718

Total assets	53,560,760

LIABILITIES

Payables
Investment securities purchased	2,166
Unrealized depreciation on forward foreign currency exchange contracts	31,930
Due upon return of securities loaned	8,116,399
Management fees (Note 4)	11,545

Total liabilities	8,162,040

NET ASSETS	$45,398,720

COMPOSITION OF NET ASSETS

Paid-in capital	$36,644,217
Net unrealized appreciation on investments, foreign currency translation, and future contracts	8,754,503

NET ASSETS	$45,398,720

* Includes restricted cash of $117,313 held as collateral in relation to intitial margin requirements on futures contracts.

   Appendix B
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS State Street MSCI® EAFE® INDEX PORTFOLIO
For the Period Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign taxes withheld of $178,840)	$848,938
Dividends (non-cash)	50,650
Interest	456
Security lending income (Notes 2 and 4)	44,603

Total investment income	944,647

EXPENSES

Management fees (Note 4)	42,897

Total expenses	42,897

NET INVESTMENT INCOME	901,750

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on:
Investments and foreign currency transactions	10,752,605
Futures contracts	116,478

Net realized gain	10,869,083

Net change in unrealized depreciation on:
Investments and foreign currency translation	(11,316,724)
Futures contracts	(32,292)

Net change in unrealized depreciation	(11,349,016)

NET REALIZED AND UNREALIZED LOSS	(479,933)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$421,817

Appendix B
The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS State Street MSCI® EAFE® Index Portfolio

	For the Six
	Months
	Ended	For the Year
	June 30, 2005	Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	(Unaudited)	December 31, 2004

Operations
Net investment income	$901,750	$1,719,526
Net realized gain on investments and future contracts	10,869,083	13,998,856
Net change in unrealized depreciation	(11,349,016)	(1,163,857)

Net increase in net assets from operations	421,817	14,554,525

Capital Transactions
Proceeds from contributions	5,358,951	29,971,572
Fair value of withdrawals	(34,549,770)	(95,183,877)

Net decrease in net assets from capital transactions	(29,190,819)	(65,212,305)

TOTAL DECREASE IN NET ASSETS	(28,769,002)	(50,657,780)

NET ASSETS
Beginning of period	74,167,722	124,825,502

End of period	$45,398,720	$74,167,722

   Appendix B
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: State Street MSCI® EAFE® Index Portfolio

	Six Months						November 13, 2000
	Ended		Year Ended December 31,				(Inception Date)
	June 30, 2005						to December 31,
	(Unaudited)		2004	2003	2002	2001	2000

TOTAL RETURN (d)	13.37	%(c)	19.08%	37.59%	(16.05)%	(21.88)%	(0.80	)%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$45,399		$74,168	$124,826	$79,353	$60,571	$87,620
Ratios to average net assets:
Operating expenses	0.15	%(b)	0.15%	0.15%	0.15%	0.15%	0.15	%(b)
Net investment income	3.15	%(b)	2.16%	2.20%	1.85%	1.49%	0.81	%(b)
Portfolio turnover rate (a)	11	%(c)	32%	26%	13%	31%	8	%(c)

(a)	The portfolio turnover rate excludes in-kind security transactions.

(b)	Annualized.

(c)	Not Annualized.

(d)	Results represent past performance and are not indicative of future results.

Appendix B
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: State Street MSCI® EAFE® Index Portfolio
June 30, 2005 (Unaudited)

1. ORGANIZATION

The State Street Master Funds (the “Trust”) is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI® EAFE® Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street MSCI® EAFE® Index Portfolio (the “Portfolio”). At June 30, 2005, only the Portfolio, State Street Equity 500 Index Portfolio and State Street Money Market Portfolio had commenced operations. Pursuant to the Trust’s Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI® EAFE® Index”). The Portfolio uses a passive management strategy designed to track the performance of the MSCI® EAFE® Index. The MSCI® EAFE® Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchange of 21 developed market countries (but not the United States). There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Forward foreign currency contracts are valued daily based on the prevailing forward exchange rate of the underlying currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values based upon current exchange rates. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees. For example, fair value pricing may be used when a significant event affecting the value of one or more securities held by the Portfolio occurs after the close of a related exchange but before the determination of the Portfolio’s net asset value. A significant event includes material market movements, whereby if on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold, then each foreign security held by the Portfolio may be fair valued using a value determined by an independent pricing agent (based upon changes in certain markets, indices and/or securities) rather than using the last closing price of such foreign security on its principal overseas market or exchange. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Portfolio would have received had it sold the investment.

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Expenses are accrued daily based on average daily net assets. Realized gains and losses from securities transactions are recorded on the basis of identified cost. The Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the MSCI® EAFE® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the “SEC”) requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Foreign Investment Risk: The Portfolio will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse

   Appendix B

NOTES TO FINANCIAL STATEMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Portfolio is subject to foreign risk and may experience more rapid and extreme changes in value than funds investing solely in the U.S. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed and is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open forward foreign currency exchange contracts in accordance with SEC requirements.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities, sovereign debt, or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the six months ended June 30, 2005, the earned income for the Portfolio and for State Street was $44,603 and $14,867, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2005, the value of the securities loaned amounted to $7,801,198. The loans were collateralized with cash of $8,116,399, which the Portfolio invested in the State Street Navigator Securities Lending Prime Portfolio (the “Prime Portfolio”), an affiliated investment company, and $89,366 of securities held by the custodian as collateral for Portfolio securities loaned as follows:

Principal		Maturity	Interest
Amount		Dates	Rates	Value

€3,089	Federal Republic of Germany	09/16/05	2.500	3,819
2,167	Federal Republic of Germany	03/10/06	2.000	2,637
914	Federal Republic of Germany	12/15/06	2.250	1,121
48	Federal Republic of Germany	01/04/09	3.750	62
11,263	Federal Republic of Germany	04/17/09	3.250	14,166
12,741	Federal Republic of Germany	01/04/11	5.250	17,872
2,057	Federal Republic of Germany	01/04/12	5.000	2,878
7,220	Federal Republic of Germany	01/04/14	4.250	9,721
2,402	Federal Republic of Germany	01/04/31	5.500	3,866
41	Government of France	03/12/06	2.250	50
11,162	Government of France	07/12/09	3.500	14,548
2,266	Government of France	01/12/10	3.000	2,843
93	Government of France	10/25/12	4.750	130
69	Kingdom of Belgium	03/28/08	5.750	92
309	Kingdom of Belgium	07/29/08	7.500	457
4,827	Kingdom of Belgium	09/28/10	5.750	6,994
256	Kingdom of Belgium	09/28/11	5.000	360
412	Kingdom of Belgium	09/28/12	5.000	585
892	Kingdom of Belgium	03/28/15	8.000	1,540
1,626	Kingdom of Belgium	09/28/15	3.750	2,114
714	Kingdom of Belgium	03/28/28	5.500	1,119
1,365	Kingdom of Netherlands	07/15/07	3.000	1,732
482	Kingdom of Netherlands	07/15/13	4.250	660

				$89,366

Use of estimates: The Portfolio’s financial statements are prepared in accordance with generally accepted accounting principles in the United States that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

For the six months ended June 30, 2005, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $6,063,145 and $33,428,961, respectively.

At June 30, 2005, the book cost of investments was $44,323,150 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $9,215,239 and $439,387, respectively, resulting in net appreciation of $8,775,852.

4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody and administration and transfer agent services to the Portfolio. As compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.15% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA FM. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by

Appendix B

NOTES TO FINANCIAL STATEMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
June 30, 2005 (Unaudited)

SSgA FM. The market value of this investment at June 30, 2005 is listed in the Portfolio of Investments.

5. INDEMNIFICATIONS

Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

GENERAL INFORMATION (unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

   Appendix B

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030
www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.
Not required in this filing.
Item 3. Audit Committee Financial Expert.
Not required in this filing.
Item 4. Principal Accountant Fees and Services.
Not required in this filing.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not required in this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Homestead Funds, Inc.

By

Peter R. Morris
President

Date	August 24, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

Peter R. Morris
President

Date	August 24, 2005

By

Sheri Cooper
Treasurer

Date	August 24, 2005